American Funds Corporate Bond Fund®

Part B
Statement of Additional Information

August 1, 2022

This document is not a prospectus but should be read in conjunction with the current prospectus of American Funds Corporate Bond Fund (the “fund”) dated August 1, 2022. You may obtain a prospectus from your financial professional, by calling American Funds Service Company® at (800) 421-4225 or by writing to the fund at the following address:

American Funds Corporate Bond Fund
Attention: Secretary

6455 Irvine Center Drive
Irvine, California 92618

Certain privileges and/or services described below may not be available to all shareholders (including shareholders who purchase shares at net asset value through eligible retirement plans) depending on the shareholder’s investment dealer or retirement plan recordkeeper. Please see your financial professional, investment dealer, plan recordkeeper or employer for more information.

Class A	BFCAX	Class 529-A	COBAX	Class R-1	RCBAX
Class C	BFCCX	Class 529-C	COBCX	Class R-2	RCBBX
Class T	TFBBX	Class 529-E	COBEX	Class R-2E	RCBGX
Class F-1	BFCFX	Class 529-T	TABBX	Class R-3	RCBCX
Class F-2	BFCGX	Class 529-F-1	COBFX	Class R-4	RCBDX
Class F-3	CFBFX	Class 529-F-2	FFBBX	Class R-5E	RCBHX
		Class 529-F-3	FBCDX	Class R-5	RCBEX
				Class R-6	RCBFX

Table of Contents

Item	Page no.
Certain investment limitations and guidelines	2
Description of certain securities, investment techniques and risks	3
Fund policies	29
Management of the fund	31
Execution of portfolio transactions	62
Disclosure of portfolio holdings	66
Price of shares	68
Taxes and distributions	71
Purchase and exchange of shares	74
Sales charges	79
Sales charge reductions and waivers	82
Selling shares	87
Shareholder account services and privileges	88
General information	91
Appendix	102

Investment portfolio
Financial statements

American Funds Corporate Fund Page 1

Certain investment limitations and guidelines

The following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of the fund’s net assets unless otherwise noted. This summary is not intended to reflect all of the fund’s investment limitations.

·	The fund will invest at least 80% of its assets in corporate debt securities. For purposes of this investment guideline, corporate debt securities include any corporate debt instrument, including but not limited to bank loans, covered bonds, hybrids (securities with equity and debt characteristics), certain preferred securities and commercial paper and other cash equivalents (including shares of money market or similar funds managed by the investment adviser or its affiliates). Additionally, investments in corporate debt securities for purposes of this guideline may be represented by derivative instruments, such as futures contracts and swap agreements.
·	Under normal market conditions, the fund will invest 100% of its assets in debt instruments, (including bonds, mortgage- and other asset-backed securities, but excluding derivatives) rated Baa3 or better or BBB- or better by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser at time of purchase. The fund currently intends to look to the ratings from Moody’s Investors Service, Standard & Poor’s Ratings Services and Fitch Ratings. If rating agencies differ, securities will be considered to have received the highest of these ratings, consistent with the fund’s investment policies. The fund may invest in debt securities guaranteed or sponsored by the U.S. government without regard to the quality rating assigned to the U.S. government by a Nationally Recognized Statistical Rating Organization. Additionally, the fund may invest in cash, and cash equivalents (including shares of money market or similar funds managed by the investment adviser or its affilitates).
·	In determining the domicile of an issuer, the fund’s investment adviser will generally look to the domicile determination of a leading provider of global indexes, such as Morgan Stanley Capital International. However, the adviser in its discretion also may take into account such factors as where the issuer’s securities are listed and where the issuer is legally organized, maintains principal corporate offices, conducts its principal operations, generates revenues and/or has credit risk exposure.

* * * * * *

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.

American Funds Corporate Fund Page 2

Description of certain securities, investment techniques and risks

The descriptions below are intended to supplement the material in the prospectus under “Investment objective, strategies and risks.”

Market conditions – The value of, and the income generated by, the securities in which the fund invests may decline, sometimes rapidly or unpredictably, due to factors affecting certain issuers, particular industries or sectors, or the overall markets. Rapid or unexpected changes in market conditions could cause the fund to liquidate its holdings at inopportune times or at a loss or depressed value. The value of a particular holding may decrease due to developments related to that issuer, but also due to general market conditions, including real or perceived economic developments such as changes in interest rates, credit quality, inflation, or currency rates, or generally adverse investor sentiment. The value of a holding may also decline due to factors that negatively affect a particular industry or sector, such as labor shortages, increased production costs, or competitive conditions.

Global economies and financial markets are highly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Furthermore, local, regional and global events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also adversely impact issuers, markets and economies, including in ways that cannot necessarily be foreseen. The fund could be negatively impacted if the value of a portfolio holding were harmed by such conditions or events.

Significant market disruptions, such as those caused by pandemics, natural or environmental disasters, war, acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Market disruptions may exacerbate political, social, and economic risks. Additionally, market disruptions may result in increased market volatility; regulatory trading halts; closure of domestic or foreign exchanges, markets, or governments; or market participants operating pursuant to business continuity plans for indeterminate periods of time. Such events can be highly disruptive to economies and markets and significantly impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the fund’s investments and operation of the fund. These events could disrupt businesses that are integral to the fund’s operations or impair the ability of employees of fund service providers to perform essential tasks on behalf of the fund.

Governmental and quasi-governmental authorities may take a number of actions designed to support local and global economies and the financial markets in response to economic disruptions. Such actions may include a variety of significant fiscal and monetary policy changes, including, for example, direct capital infusions into companies, new monetary programs and significantly lower interest rates. These actions may result in significant expansion of public debt and may result in greater market risk. Additionally, an unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could negatively impact overall investor sentiment and further increase volatility in securities markets.

Debt instruments — Debt securities, also known as “fixed income securities,” are used by issuers to borrow money. Bonds, notes, debentures, asset-backed securities (including those backed by mortgages), and loan participations and assignments are common types of debt securities. Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and their values accrete over time to face value at maturity. Some debt securities bear interest at rates that are not fixed, but that vary with changes in specified market rates or indices. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of

American Funds Corporate Fund Page 3

debt securities decline when interest rates rise and increase when interest rates fall. These fluctuations will generally be greater for longer-term debt securities than for shorter-term debt securities. Prices of these securities can also be affected by financial contracts held by the issuer or third parties (such as derivatives) relating to the security or other assets or indices. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or they may pay only a small fraction of the amount owed. Direct indebtedness of countries, particularly developing countries, also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Lower rated debt securities, rated Ba1/BB+ or below by Nationally Recognized Statistical Rating Organizations, are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities, or they may already be in default. Such securities are sometimes referred to as “junk bonds” or high yield bonds. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, and to determine the value of, lower rated debt securities. Investment grade bonds in the ratings categories A or Baa/BBB also may be more susceptible to changes in market or economic conditions than bonds rated in the highest rating categories.

Certain additional risk factors relating to debt securities are discussed below:

Sensitivity to interest rate and economic changes — Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or a period of rising interest rates, issuers that are highly leveraged may experience increased financial stress that could adversely affect their ability to meet projected business goals, to obtain additional financing and to service their principal and interest payment obligations. Periods of economic change and uncertainty also can be expected to result in increased volatility of market prices and yields of certain debt securities and derivative instruments. As discussed under “Market conditions” above in this statement of additional information, governments and quasi-governmental authorities may take actions to support local and global economies and financial markets during periods of economic crisis, including direct capital infusions into companies, new monetary programs and significantly lower interest rates. Such actions may expose fixed income markets to heightened volatility and may reduce liquidity for certain investments, which could cause the value of the fund’s portfolio to decline.

Payment expectations — Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate market, the fund may have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it.

Liquidity and valuation — There may be little trading in the secondary market for particular debt securities, which may affect adversely the fund’s ability to value accurately or dispose of such debt securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities.

Credit ratings for debt securities provided by rating agencies reflect an evaluation of the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency’s view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between the time of developments relating to an issuer and the time a

American Funds Corporate Fund Page 4

rating is assigned and updated. The investment adviser considers these ratings of securities as one of many criteria in making its investment decisions.

Bond rating agencies may assign modifiers (such as +/–) to ratings categories to signify the relative position of a credit within the rating category. Investment policies that are based on ratings categories should be read to include any security within that category, without giving consideration to the modifier except where otherwise provided. See the Appendix to this statement of additional information for more information about credit ratings.

Pass-through securities — The fund may invest in various debt obligations backed by pools of mortgages, corporate loans or other assets including, but not limited to, residential mortgage loans, home equity loans, mortgages on commercial buildings, consumer loans and equipment leases. Principal and interest payments made on the underlying asset pools backing these obligations are typically passed through to investors, net of any fees paid to any insurer or any guarantor of the securities. Pass-through securities may have either fixed or adjustable coupons. The risks of an investment in these obligations depend in part on the type of the collateral securing the obligations and the class of the instrument in which the fund invests. These securities include:

Mortgage-backed securities — These securities may be issued by U.S. government agencies and government-sponsored entities, such as Ginnie Mae, Fannie Mae and Freddie Mac, and by private entities. The payment of interest and principal on mortgage-backed obligations issued by U.S. government agencies may be guaranteed by the full faith and credit of the U.S. government (in the case of Ginnie Mae), or may be guaranteed by the issuer (in the case of Fannie Mae and Freddie Mac). However, these guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates.

Mortgage-backed securities issued by private entities are structured similarly to those issued by U.S. government agencies. However, these securities and the underlying mortgages are not guaranteed by any government agencies and the underlying mortgages are not subject to the same underwriting requirements. These securities generally are structured with one or more types of credit enhancements such as insurance or letters of credit issued by private companies. Borrowers on the underlying mortgages are usually permitted to prepay their underlying mortgages. Prepayments can alter the effective maturity of these instruments. In addition, delinquencies, losses or defaults by borrowers can adversely affect the prices and volatility of these securities. Such delinquencies and losses can be exacerbated by declining or flattening housing and property values. This, along with other outside pressures, such as bankruptcies and financial difficulties experienced by mortgage loan originators, decreased investor demand for mortgage loans and mortgage-related securities and increased investor demand for yield, can adversely affect the value and liquidity of mortgage-backed securities.

Adjustable rate mortgage-backed securities — Adjustable rate mortgage-backed securities (“ARMS”) have interest rates that reset at periodic intervals. Acquiring ARMS permits the fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMS are based. Such ARMS generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMS, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, the fund, when holding an ARMS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMS behave more like fixed income

American Funds Corporate Fund Page 5

securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Collateralized mortgage obligations (CMOs) — CMOs are also backed by a pool of mortgages or mortgage loans, which are divided into two or more separate bond issues. CMOs issued by U.S. government agencies are backed by agency mortgages, while privately issued CMOs may be backed by either government agency mortgages or private mortgages. Payments of principal and interest are passed through to each bond issue at varying schedules resulting in bonds with different coupons, effective maturities and sensitivities to interest rates. Some CMOs may be structured in a way that when interest rates change, the impact of changing prepayment rates on the effective maturities of certain issues of these securities is magnified. CMOs may be less liquid or may exhibit greater price volatility than other types of mortgage or asset-backed securities.

Commercial mortgage-backed securities — These securities are backed by mortgages on commercial property, such as hotels, office buildings, retail stores, hospitals and other commercial buildings. These securities may have a lower prepayment uncertainty than other mortgage-related securities because commercial mortgage loans generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-related securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mortgage loans. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local and other economic conditions on real estate markets, the ability of tenants to make rental payments and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid or exhibit greater price volatility than other types of mortgage or asset-backed securities and may be more difficult to value.

Asset-backed securities — These securities are backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates and at times the financial condition of the issuer. Obligors of the underlying assets also may make prepayments that can change effective maturities of the asset-backed securities. These securities may be less liquid and more difficult to value than other securities.

Collateralized bond obligations (CBOs) and collateralized loan obligations (CLOs) — A CBO is a trust typically backed by a diversified pool of fixed-income securities, which may include high risk, lower rated securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, senior secured loans, senior unsecured loans, and subordinate corporate loans, including lower rated loans. CBOs and CLOs may charge management fees and administrative expenses.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest and highest yielding portion is the “equity” tranche which bears the bulk of any default by the bonds or loans in the trust and is constructed to protect the other, more senior tranches from default. Since they are partially protected from defaults, the more senior tranches typically have higher ratings and lower yields than the underlying securities in the trust and can be rated investment grade. Despite the protection from the equity tranche, the more senior tranches can still experience

American Funds Corporate Fund Page 6

substantial losses due to actual defaults of the underlying assets, increased sensitivity to defaults due to impairment of the collateral or the more junior tranches, market anticipation of defaults, as well as potential general aversions to CBO or CLO securities as a class. Normally, these securities are privately offered and sold, and thus, are not registered under the securities laws. CBOs and CLOs may be less liquid, may exhibit greater price volatility and may be more difficult to value than other securities.

Securities with equity and debt characteristics — Certain securities have a combination of equity and debt characteristics. Such securities may at times behave more like equity than debt or vice versa.

Preferred stock — Preferred stock represents an equity interest in an issuer that generally entitles the holder to receive, in preference to common stockholders and the holders of certain other stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the issuer. Preferred stocks may pay fixed or adjustable rates of return, and preferred stock dividends may be cumulative or non-cumulative and participating or non-participating. Cumulative dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stockholders, while prior unpaid dividends on non-cumulative preferred stock are forfeited. Participating preferred stock may be entitled to a dividend exceeding the issuer’s declared dividend in certain cases, while non-participating preferred stock is entitled only to the stipulated dividend. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. As with debt securities, the prices and yields of preferred stocks often move with changes in interest rates and the issuer’s credit quality. Additionally, a company’s preferred stock typically pays dividends only after the company makes required payments to holders of its bonds and other debt. Accordingly, the price of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the issuing company’s financial condition or prospects. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Convertible securities — A convertible security is a debt obligation, preferred stock or other security that may be converted, within a specified period of time and at a stated conversion rate, into common stock or other equity securities of the same or a different issuer. The conversion may occur automatically upon the occurrence of a predetermined event or at the option of either the issuer or the security holder. Under certain circumstances, a convertible security may also be called for redemption or conversion by the issuer after a particular date and at predetermined price specified upon issue. If a convertible security held by the fund is called for redemption or conversion, the fund could be required to tender the security for redemption, convert it into the underlying common stock, or sell it to a third party.

The holder of a convertible security is generally entitled to participate in the capital appreciation resulting from a market price increase in the issuer’s common stock and to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt or preferred securities, as applicable. Convertible securities rank senior to common stock in an issuer’s capital structure and, therefore, normally entail less risk than the issuer’s common stock. However, convertible securities may also be subordinate to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities may entail more risk than such senior debt obligations. Convertible securities usually offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities.

Because of the conversion feature, the price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and, accordingly, convertible

American Funds Corporate Fund Page 7

securities are subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may cushion the security against declines in the price of the underlying asset but may also cause the price of the security to fluctuate based upon changes in interest rates and the credit quality of the issuer. As with a straight fixed income security, the price of a convertible security tends to increase when interest rates decline and decrease when interest rates rise. Like the price of a common stock, the price of a convertible security also tends to increase as the price of the underlying stock rises and to decrease as the price of the underlying stock declines.

Hybrid securities — A hybrid security is a type of security that also has equity and debt characteristics. Like equities, which have no final maturity, a hybrid security may be perpetual. On the other hand, like debt securities, a hybrid security may be callable at the option of the issuer on a date specified at issue. Additionally, like common equities, which may stop paying dividends at virtually any time without violating any contractual terms or conditions, hybrids typically allow for issuers to withhold payment of interest until a later date or to suspend coupon payments entirely without triggering an event of default. Hybrid securities are normally at the bottom of an issuer’s debt capital structure because holders of an issuer’s hybrid securities are structurally subordinated to the issuer’s senior creditors. In bankruptcy, hybrid security holders should only get paid after all senior creditors of the issuer have been paid but before any disbursements are made to the issuer’s equity holders. Accordingly, hybrid securities may be more sensitive to economic changes than more senior debt securities. Such securities may also be viewed as more equity-like by the market when the issuer or its parent company experiences financial difficulties.

Contingent convertible securities, which are also known as contingent capital securities, are a form of hybrid security that are intended to either convert into equity or have their principal written down upon the occurrence of certain trigger events. One type of contingent convertible security has characteristics designed to absorb losses, by providing that the liquidation value of the security may be adjusted downward to below the original par value or written off entirely under certain circumstances. For instance, if losses have eroded the issuer’s capital level below a specified threshold, the liquidation value of the security may be reduced in whole or in part. The write-down of the security’s par value may occur automatically and would not entitle holders to institute bankruptcy proceedings against the issuer. In addition, an automatic write-down could result in a reduced income rate if the dividend or interest payment associated with the security is based on the security’s par value. Such securities may, but are not required to, provide for circumstances under which the liquidation value of the security may be adjusted back up to par, such as an improvement in capitalization or earnings. Another type of contingent convertible security provides for mandatory conversion of the security into common shares of the issuer under certain circumstances. The mandatory conversion might relate, for example, to the issuer’s failure to maintain a capital minimum. Since the common stock of the issuer may not pay a dividend, investors in such instruments could experience reduced yields (or no yields at all) and conversion would deepen the subordination of the investor, effectively worsening the investor’s standing in the case of the issuer’s insolvency. An automatic write-down or conversion event with respect to a contingent convertible security will typically be triggered by a reduction in the issuer’s capital level, but may also be triggered by regulatory actions, such as a change in regulatory capital requirements, or by other factors.

Obligations backed by the “full faith and credit” of the U.S. government — U.S. government obligations include the following types of securities:

U.S. Treasury securities — U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of high credit quality. Such securities are subject to variations in market value due to fluctuations in

American Funds Corporate Fund Page 8

interest rates and in government policies, but, if held to maturity, are expected to be paid in full (either at maturity or thereafter).

Federal agency securities — The securities of certain U.S. government agencies and government-sponsored entities are guaranteed as to the timely payment of principal and interest by the full faith and credit of the U.S. government. Such agencies and entities include, but are not limited to, the Federal Financing Bank (“FFB”), the Government National Mortgage Association (“Ginnie Mae”), the U.S. Department of Veterans Affairs (“VA”), the Federal Housing Administration (“FHA”), the Export-Import Bank of the United States (“Exim Bank”), the U.S. International Development Finance Corporation (“DFC”), the Commodity Credit Corporation (“CCC”) and the U.S. Small Business Administration (“SBA”).

Other federal agency obligations — Additional federal agency securities are neither direct obligations of, nor guaranteed by, the U.S. government. These obligations include securities issued by certain U.S. government agencies and government-sponsored entities. However, they generally involve some form of federal sponsorship: some operate under a congressional charter; some are backed by collateral consisting of “full faith and credit” obligations as described above; some are supported by the issuer’s right to borrow from the Treasury; and others are supported only by the credit of the issuing government agency or entity. These agencies and entities include, but are not limited to: the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Federal National Mortgage Association (“Fannie Mae”), the Tennessee Valley Authority and the Federal Farm Credit Bank System.

In 2008, Freddie Mac and Fannie Mae were placed into conservatorship by their new regulator, the Federal Housing Finance Agency (“FHFA”). Simultaneously, the U.S. Treasury made a commitment of indefinite duration to maintain the positive net worth of both firms. As conservator, the FHFA has the authority to repudiate any contract either firm has entered into prior to the FHFA’s appointment as conservator (or receiver should either firm go into default) if the FHFA, in its sole discretion determines that performance of the contract is burdensome and repudiation would promote the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. While the FHFA has indicated that it does not intend to repudiate the guaranty obligations of either entity, doing so could adversely affect holders of their mortgage-backed securities. For example, if a contract were repudiated, the liability for any direct compensatory damages would accrue to the entity’s conservatorship estate and could only be satisfied to the extent the estate had available assets. As a result, if interest payments on Fannie Mae or Freddie Mac mortgage-backed securities held by the fund were reduced because underlying borrowers failed to make payments or such payments were not advanced by a loan servicer, the fund’s only recourse might be against the conservatorship estate, which might not have sufficient assets to offset any shortfalls.

The FHFA, in its capacity as conservator, has the power to transfer or sell any asset or liability of Fannie Mae or Freddie Mac. The FHFA has indicated it has no current intention to do this; however, should it do so a holder of a Fannie Mae or Freddie Mac mortgage-backed security would have to rely on another party for satisfaction of the guaranty obligations and would be exposed to the credit risk of that party.

Certain rights provided to holders of mortgage-backed securities issued by Fannie Mae or Freddie Mac under their operative documents may not be enforceable against the FHFA, or enforcement may be delayed during the course of the conservatorship or any future receivership. For example, the operative documents may provide that upon the occurrence of an event of default by Fannie Mae or Freddie Mac, holders of a requisite percentage of the mortgage-backed security may replace the entity as trustee. However, under the Federal Housing Finance Regulatory Reform Act of 2008, holders may not enforce this right if the event of default arises solely because a conservator or receiver has been appointed.

American Funds Corporate Fund Page 9

Investing outside the U.S. — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled, operate or generate revenue. These issuers may also be more susceptible to actions of foreign governments such as the imposition of price controls or punitive taxes that could adversely impact the value of these securities. To the extent the fund invests in securities that are denominated in currencies other than the U.S. dollar, these securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting and auditing practices and standards and different regulatory, legal and reporting requirements, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Additional costs could be incurred in connection with the fund’s investment activities outside the United States. Brokerage commissions may be higher outside the United States, and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with maintaining assets in certain jurisdictions.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries tend to have less developed political, economic and legal systems and accounting and auditing practices and standards than those in developed countries. Accordingly, the governments of these countries may be less stable and more likely to intervene in the market economy, for example, by imposing capital controls, nationalizing a company or industry, placing restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or imposing punitive taxes that could adversely affect the prices of securities. Information regarding issuers in emerging markets may be limited, incomplete or inaccurate, and there may be fewer rights and remedies available to the fund and its shareholders. In addition, the economies of these countries may be dependent on relatively few industries, may have limited access to capital and may be more susceptible to changes in local and global trade conditions and downturns in the world economy. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

In countries where direct foreign investment is limited or prohibited, the fund may invest in operating companies based in such countries through an offshore intermediary entity that, based on contractual agreements, seeks to replicate the rights and obligations of direct equity ownership in such operating company. Because the contractual arrangements do not in fact bestow the fund with actual equity ownership in the operating company, these investment structures may limit the fund’s rights as an investor and create significant additional risks. For example, local government authorities may determine that such structures do not comply with applicable laws and regulations, including those relating to restrictions on foreign ownership. In such event, the intermediary entity and/or the operating company may be subject to penalties, revocation of business and operating licenses or forfeiture of foreign ownership interests, and the fund’s economic interests in the underlying operating company and its rights as an investor may not be recognized, resulting in a loss to the fund and its

American Funds Corporate Fund Page 10

shareholders. In addition, exerting control through contractual arrangements may be less effective than direct equity ownership, and a company may incur substantial costs to enforce the terms of such arrangements, including those relating to the distribution of the funds among the entities. These special investment structures may also be disregarded for tax purposes by local tax authorities, resulting in increased tax liabilities, and the fund’s control over – and distributions due from – such structures may be jeopardized if the individuals who hold the equity interest in such structures breach the terms of the agreements. While these structures may be widely used to circumvent limits on foreign ownership in certain jurisdictions, there is no assurance that they will be upheld by local regulatory authorities or that disputes regarding the same will be resolved consistently.

Although there is no universally accepted definition, the investment adviser generally considers an emerging market to be a market that is in the earlier stages of its industrialization cycle with a low per capita gross domestic product (“GDP”) and a low market capitalization to GDP ratio relative to those in the United States and the European Union, and would include markets commonly referred to as “frontier markets.”

Certain risk factors related to emerging markets

Currency fluctuations — Certain emerging markets’ currencies have experienced and in the future may experience significant declines against the U.S. dollar. For example, if the U.S. dollar appreciates against foreign currencies, the value of the fund’s emerging markets securities holdings would generally depreciate and vice versa. Further, the fund may lose money due to losses and other expenses incurred in converting various currencies to purchase and sell securities valued in currencies other than the U.S. dollar, as well as from currency restrictions, exchange control regulation and currency devaluations.

Government regulation — Certain developing countries lack uniform accounting, auditing and financial reporting and disclosure standards, have less governmental supervision of financial markets than in the United States, and may not honor legal rights or protections enjoyed by investors in the United States. Certain governments may be more unstable and present greater risks of nationalization or restrictions on foreign ownership of local companies. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. While the fund will only invest in markets where these restrictions are considered acceptable by the investment adviser, a country could impose new or additional repatriation restrictions after the fund’s investment. If this happened, the fund’s response might include, among other things, applying to the appropriate authorities for a waiver of the restrictions or engaging in transactions in other markets designed to offset the risks of decline in that country. Such restrictions will be considered in relation to the fund’s liquidity needs and other factors. Further, some attractive equity securities may not be available to the fund if foreign shareholders already hold the maximum amount legally permissible.

While government involvement in the private sector varies in degree among developing countries, such involvement may in some cases include government ownership of companies in certain sectors, wage and price controls or imposition of trade barriers and other protectionist measures. With respect to any developing country, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, expropriation, or creation of government monopolies to the possible detriment of the fund’s investments.

Fluctuations in inflation rates — Rapid fluctuations in inflation rates may have negative impacts on the economies and securities markets of certain emerging market countries.

American Funds Corporate Fund Page 11

Less developed securities markets — Emerging markets may be less well-developed and regulated than other markets. These markets have lower trading volumes than the securities markets of more developed countries and may be unable to respond effectively to increases in trading volume. Consequently, these markets may be substantially less liquid than those of more developed countries, and the securities of issuers located in these markets may have limited marketability. These factors may make prompt liquidation of substantial portfolio holdings difficult or impossible at times.

Settlement risks — Settlement systems in developing countries are generally less well organized than those of developed markets. Supervisory authorities may also be unable to apply standards comparable to those in developed markets. Thus, there may be risks that settlement may be delayed and that cash or securities belonging to the fund may be in jeopardy because of failures of or defects in the systems. In particular, market practice may require that payment be made before receipt of the security being purchased or that delivery of a security be made before payment is received. In such cases, default by a broker or bank (the “counterparty”) through whom the transaction is effected might cause the fund to suffer a loss. The fund will seek, where possible, to use counterparties whose financial status is such that this risk is reduced. However, there can be no certainty that the fund will be successful in eliminating this risk, particularly as counterparties operating in developing countries frequently lack the standing or financial resources of those in developed countries. There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise with respect to securities held by or to be transferred to the fund.

Limited market information — The fund may encounter problems assessing investment opportunities in certain emerging markets in light of limitations on available information and different accounting, auditing and financial reporting standards. For example, due to jurisdictional limitations, the Public Company Accounting Oversight Board (“PCAOB”), which regulates auditors of U.S. reporting companies, may be unable to inspect the audit work and practices of PCAOB-registered auditing firms in certain developing countries. As a result, there is greater risk that financial records and information relating to an issuer’s operations in developing countries will be incomplete or misleading, which may negatively impact the fund’s investments in such company. When faced with limited market information, the fund’s investment adviser will seek alternative sources of information, and to the extent the investment adviser is not satisfied with the sufficiency or accuracy of the information obtained with respect to a particular market or security, the fund will not invest in such market or security.

Taxation — Taxation of dividends, interest and capital gains received by the fund varies among developing countries and, in some cases, is comparatively high. In addition, developing countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that the fund could become subject in the future to local tax liability that it had not reasonably anticipated in conducting its investment activities or valuing its assets.

Fraudulent securities — Securities purchased by the fund may subsequently be found to be fraudulent or counterfeit, resulting in a loss to the fund.

Remedies — Developing countries may offer less protection to investors than U.S. markets and, in the event of investor harm, there may be substantially less recourse available to the fund and its shareholders. In addition, as a matter of law or practicality, the fund and its shareholders - as well as U.S. regulators - may encounter substantial difficulties in obtaining and enforcing judgments and other actions against non-U.S. individuals and companies.

American Funds Corporate Fund Page 12

Real estate investment trusts — Real estate investment trusts ("REITs"), which primarily invest in real estate or real estate-related loans, may issue equity or debt securities. Equity REITs own real estate properties, while mortgage REITs hold construction, development and/or long-term mortgage loans. The values of REITs may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, tax laws and regulatory requirements, such as those relating to the environment. Both types of REITs are dependent upon management skill and the cash flows generated by their holdings, the real estate market in general and the possibility of failing to qualify for any applicable pass-through tax treatment or failing to maintain any applicable exemptive status afforded under relevant laws.

Indirect exposure to cryptocurrencies – Cryptocurrencies are currencies which exist in a digital form and may act as a store of wealth, a medium of exchange or an investment asset. There are thousands of cryptocurrencies, such as bitcoin. Although the fund has no current intention of directly investing in cryptocurrencies, some issuers have begun to accept cryptocurrency for payment of services, use cryptocurrencies as reserve assets or invest in cryptocurrencies, and the fund may invest in securities of such issuers. The fund may also invest in securities of issuers which provide cryptocurrency-related services.

Cryptocurrencies are subject to fluctuations in value. Cryptocurrencies are not backed by any government, corporation or other identified body. Rather, the value of a cryptocurrency is determined by other factors, such as the perceived future prospects or the supply and demand for such cryptocurrency in the global market for the trading of cryptocurrency. Such trading markets are unregulated and may be more exposed to operational or technical issues as well as fraud or manipulation in comparison to established, regulated exchanges for securities, derivatives and traditional currencies. The value of a cryptocurrency may decline precipitously (including to zero) for a variety of reasons, including, but not limited to, regulatory changes, a loss of confidence in its network or a change in user preference to other cryptocurrencies. An issuer that owns cryptocurrencies may experience custody issues, and may lose its cryptocurrency holdings through theft, hacking, or technical glitches in the applicable blockchain. The fund may experience losses as a result of the decline in value of its securities of issuers that own cryptocurrencies or which provide cryptocurrency-related services. If an issuer that owns cryptocurrencies intends to pay a dividend using such holdings or to otherwise make a distribution of such holdings to its stockholders, such dividends or distributions may face regulatory, operational and technical issues.

Factors affecting the further development of cryptocurrency include, but are not limited to: continued worldwide growth of, or possible cessation of or reversal in, the adoption and use of cryptocurrencies and other digital assets; the developing regulatory environment relating to cryptocurrencies, including the characterization of cryptocurrencies as currencies, commodities, or securities, the tax treatment of cryptocurrencies, and government and quasi-government regulation or restrictions on, or regulation of access to and operation of, cryptocurrency networks and the exchanges on which cryptocurrencies trade, including anti-money laundering regulations and requirements; perceptions regarding the environmental impact of a cryptocurrency; changes in consumer demographics and public preferences; general economic conditions; maintenance and development of open-source software protocols; the availability and popularity of other forms or methods of buying and selling goods and services; the use of the networks supporting digital assets, such as those for developing smart contracts and distributed applications; and general risks tied to the use of information technologies, including cyber risks. A hack or failure of one cryptocurrency may lead to a loss in confidence in, and thus decreased usage and/or value of, other cryptocurrencies.

Inflation-linked bonds — The fund may invest in inflation-linked bonds issued by governments, their agencies or instrumentalities and corporations.

The principal amount of an inflation-linked bond is adjusted in response to changes in the level of an inflation index, such as the Consumer Price Index for Urban Consumers (“CPURNSA”). If the index

American Funds Corporate Fund Page 13

measuring inflation falls, the principal value or coupon of these securities will be adjusted downward. Consequently, the interest payable on these securities will be reduced. Also, if the principal value of these securities is adjusted according to the rate of inflation, the adjusted principal value repaid at maturity may be less than the original principal. In the case of U.S. Treasury Inflation-Protected Securities (“TIPS”), currently the only inflation-linked security that is issued by the U.S Treasury, the principal amounts are adjusted daily based upon changes in the rate of inflation (as currently represented by the non-seasonally adjusted CPURNSA, calculated with a three-month lag). TIPS may pay interest semi-annually, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal amount that has been adjusted for inflation. The current market value of TIPS is not guaranteed and will fluctuate. However, the U.S. government guarantees that, at maturity, principal will be repaid at the higher of the original face value of the security (in the event of deflation) or the inflation adjusted value.

Other non-U.S. sovereign governments also issue inflation-linked securities that are tied to their own local consumer price indexes and that offer similar deflationary protection. In certain of these non-U.S. jurisdictions, the repayment of the original bond principal upon the maturity of an inflation-linked bond is not guaranteed, allowing for the amount of the bond repaid at maturity to be less than par. Corporations also periodically issue inflation-linked securities tied to CPURNSA or similar inflationary indexes. While TIPS and non-U.S. sovereign inflation-linked securities are currently the largest part of the inflation-linked market, the fund may invest in corporate inflation-linked securities.

The value of inflation-linked securities is expected to change in response to the changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates would decline, leading to an increase in value of the inflation-linked securities. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-linked securities. There can be no assurance, however, that the value of inflation-linked securities will be directly correlated to the changes in interest rates. If interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the security’s inflation measure.

The interest rate for inflation-linked bonds is fixed at issuance as a percentage of this adjustable principal. Accordingly, the actual interest income may both rise and fall as the principal amount of the bonds adjusts in response to movements of the consumer price index. For example, typically interest income would rise during a period of inflation and fall during a period of deflation.

The market for inflation-linked securities may be less developed or liquid, and more volatile, than certain other securities markets. There is a limited number of inflation-linked securities currently available for the fund to purchase, making the market less liquid and more volatile than the U.S. Treasury and agency markets.

Forward commitment, when issued and delayed delivery transactions — The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities, it assumes the risk of any decline in value of the security from the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.

The fund may enter into roll transactions, such as a mortgage dollar roll where the fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date, at a pre-determined price. During the period between the sale and repurchase (the “roll period”), the fund forgoes principal and interest paid on the mortgage-backed securities. The fund is compensated

American Funds Corporate Fund Page 14

by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”), if any, as well as by the interest earned on the cash proceeds of the initial sale. The fund could suffer a loss if the contracting party fails to perform the future transaction and the fund is therefore unable to buy back the mortgage-backed securities it initially sold. The fund also takes the risk that the mortgage-backed securities that it repurchases at a later date will have less favorable market characteristics than the securities originally sold (e.g., greater prepayment risk). These transactions are accounted for as purchase and sale transactions, which contribute to the fund’s portfolio turnover rate.

With to be announced (TBA) transactions, the particular securities (i.e., specified mortgage pools) to be delivered or received are not identified at the trade date, but are “to be announced” at a later settlement date. However, securities to be delivered must meet specified criteria, including face value, coupon rate and maturity, and be within industry-accepted “good delivery” standards.

The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets that will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund’s aggregate commitments in connection with these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of the fund’s portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than if it were not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations. After a transaction is entered into, the fund may still dispose of or renegotiate the transaction. Additionally, prior to receiving delivery of securities as part of a transaction, the fund may sell such securities.

Repurchase agreements — The fund may enter into repurchase agreements, or “repos”, under which the fund buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Because the security purchased constitutes collateral for the repurchase obligation, a repo may be considered a loan by the fund that is collateralized by the security purchased. Repos permit the fund to maintain liquidity and earn income over periods of time as short as overnight.

The seller must maintain with a custodian collateral equal to at least the repurchase price, including accrued interest. In tri-party repos, a third party custodian, called a clearing bank, facilitates repo clearing and settlement, including by providing collateral management services. However, as an alternative to tri-party repos, the fund could enter into bilateral repos, where the parties themselves are responsible for settling transactions.

The fund will only enter into repos involving securities of the type in which it could otherwise invest. If the seller under the repo defaults, the fund may incur a loss if the value of the collateral securing the repo has declined and may incur disposition costs and delays in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the fund may be delayed or limited.

Cash and cash equivalents — The fund may hold cash or invest in cash equivalents. Cash equivalents include, but are not limited to: (a) shares of money market or similar funds managed by the investment adviser or its affiliates; (b) shares of other money market funds; (c) commercial paper; (d) short-term bank obligations (for example, certificates of deposit, bankers’ acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)) or bank notes; (e) savings association and savings bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations); (f) securities of the U.S. government, its

American Funds Corporate Fund Page 15

agencies or instrumentalities that mature, or that may be redeemed, in one year or less; and (g) higher quality corporate bonds and notes that mature, or that may be redeemed, in one year or less.

Commercial paper — The fund may purchase commercial paper. Commercial paper refers to short-term promissory notes issued by a corporation to finance its current operations. Such securities normally have maturities of thirteen months or less and, though commercial paper is often unsecured, commercial paper may be supported by letters of credit, surety bonds or other forms of collateral. Maturing commercial paper issuances are usually repaid by the issuer from the proceeds of new commercial paper issuances. As a result, investment in commercial paper is subject to rollover risk, or the risk that the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper. Like all fixed income securities, commercial paper prices are susceptible to fluctuations in interest rates. If interest rates rise, commercial paper prices will decline and vice versa. However, the short-term nature of a commercial paper investment makes it less susceptible to volatility than many other fixed income securities because interest rate risk typically increases as maturity lengths increase. Commercial paper tends to yield smaller returns than longer-term corporate debt because securities with shorter maturities typically have lower effective yields than those with longer maturities. As with all fixed income securities, there is a chance that the issuer will default on its commercial paper obligations and commercial paper may become illiquid or suffer from reduced liquidity in these or other situations.

Commercial paper in which the fund may invest includes commercial paper issued in reliance on the exemption from registration afforded by Section 4(a)(2) of the 1933 Act. Section 4(a)(2) commercial paper has substantially the same price and liquidity characteristics as commercial paper generally, except that the resale of Section 4(a)(2) commercial paper is limited to institutional investors who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Technically, such a restriction on resale renders Section 4(a)(2) commercial paper a restricted security under the 1933 Act. In practice, however, Section 4(a)(2) commercial paper typically can be resold as easily as any other unrestricted security held by the fund. Accordingly, Section 4(a)(2) commercial paper has been generally determined to be liquid under procedures adopted by the fund’s board of trustees.

Variable and floating rate obligations — The interest rates payable on certain securities and other instruments in which the fund may invest may not be fixed but may fluctuate based upon changes in market interest rates or credit ratings. Variable and floating rate obligations bear coupon rates that are adjusted at designated intervals, based on the then current market interest rates or credit ratings. The rate adjustment features tend to limit the extent to which the market value of the obligations will fluctuate. When the fund holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the net asset value of the fund’s shares.

The London Interbank Offered Rate (“LIBOR”) is one of the most widely used interest rate benchmarks and is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On July 27, 2017, the U.K. Financial Conduct Authority (“FCA”), which regulates LIBOR, announced that the FCA will no longer persuade or compel banks to submit rates for the calculation of LIBOR after 2021. On March 5, 2021, the FCA and ICE Benchmark Administration, Limited (IBA), the administrator of LIBOR, announced that the publication of the one-week and two-month USD LIBOR maturities and non-USD LIBOR maturities will cease immediately after December 31, 2021, with the remaining USD LIBOR maturities ceasing immediately after June 30, 2023. As a result, LIBOR may no longer be available or may no longer be deemed an appropriate reference rate upon which to determine the interest rate on certain loans, bonds, derivatives and other instruments in the fund’s portfolio.

Public and private sector industry initiatives have been underway to identify new or alternative reference rates to be used in place of LIBOR. In the US, the Alternative Reference Rates Committee

American Funds Corporate Fund Page 16

(ARCC), a group of market participants convened to help ensure a successful transition away from USD LIBOR, has identified the Secured Overnight Financing Rate (“SOFR”), which is intended to be a broad measure of secured overnight U.S. Treasury repo rates, as its preferred alternative rate. Working groups and regulators in other countries have suggested other alternative rates for their markets. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. This, in turn, may affect the value or return on certain of the fund’s investments, result in costs incurred in connection with closing out positions and entering into new trades and reduce the effectiveness of related fund transactions such as hedges. Relatedly, there are outstanding contracts governing bonds and other instruments which reference LIBOR that are due to mature beyond the LIBOR cessation date. These “legacy contracts” will need to be transitioned to an alternative reference rate, and a failure to do so may adversely impact the security (for example, under existing contract language the instrument could fall back to a fixed rate or have no fallback rate) and create contractual uncertainty, as well as market and litigation risk. Although there are ongoing efforts among certain government entities and other organizations to address these uncertainties, the ultimate effectiveness of such efforts is not yet known. These risks may also apply with respect to potential changes in connection with other interbank offering rates (e.g., Euribor) and other indices, rates and values that may be used as “benchmarks” and are the subject of recent regulatory reform.

Loan assignments and participations — The fund may invest in loans or other forms of indebtedness that represent interests in amounts owed by corporations or other borrowers (collectively “borrowers”). The investment adviser defines debt securities to include investments in loans, such as loan assignments and participations. Loans may be originated by the borrower in order to address its working capital needs, as a result of a reorganization of the borrower’s assets and liabilities (recapitalizations), to merge with or acquire another company (mergers and acquisitions), to take control of another company (leveraged buy-outs), to provide temporary financing (bridge loans), or for other corporate purposes. Most corporate loans are variable or floating rate obligations.

Some loans may be secured in whole or in part by assets or other collateral. In other cases, loans may be unsecured or may become undersecured by declines in the value of assets or other collateral securing such loan. The greater the value of the assets securing the loan the more the lender is protected against loss in the case of nonpayment of principal or interest. Loans made to highly leveraged borrowers may be especially vulnerable to adverse changes in economic or market conditions and may involve a greater risk of default.

Some loans may represent revolving credit facilities or delayed funding loans, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring the fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the fund is committed to advance additional funds, the fund will segregate assets determined to be liquid in an amount sufficient to meet such commitments.

Some loans may represent debtor-in-possession financings (commonly known as “DIP financings”). DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code. These financings allow the entity to continue its business operations while reorganizing under Chapter 11. Such financings constitute senior liens on unencumbered collateral (i.e., collateral not subject to other creditors’ claims). There is a risk that the entity will not emerge from Chapter 11 and will be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, the fund’s only recourse will be against the collateral securing the DIP financing.

American Funds Corporate Fund Page 17

The investment adviser generally makes investment decisions based on publicly available information, but may rely on non-public information if necessary. Borrowers may offer to provide lenders with material, non-public information regarding a specific loan or the borrower in general. The investment adviser generally chooses not to receive this information. As a result, the investment adviser may be at a disadvantage compared to other investors that may receive such information. The investment adviser’s decision not to receive material, non-public information may impact the investment adviser’s ability to assess a borrower’s requests for amendments or waivers of provisions in the loan agreement. However, the investment adviser may on a case-by-case basis decide to receive such information when it deems prudent. In these situations the investment adviser may be restricted from trading the loan or buying or selling other debt and equity securities of the borrower while it is in possession of such material, non-public information, even if such loan or other security is declining in value.

The fund normally acquires loan obligations through an assignment from another lender, but also may acquire loan obligations by purchasing participation interests from lenders or other holders of the interests. When the fund purchases assignments, it acquires direct contractual rights against the borrower on the loan. The fund acquires the right to receive principal and interest payments directly from the borrower and to enforce its rights as a lender directly against the borrower. However, because assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Loan assignments are often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the purchase of a loan. Risks may also arise due to the inability of the agent to meet its obligations under the loan agreement.

Loan participations are loans or other direct debt instruments that are interests in amounts owed by the borrower to another party. They may represent amounts owed to lenders or lending syndicates, to suppliers of goods or services, or to other parties. The fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing participations, the fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. In addition, the fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation and the fund will have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies. As a result, the fund will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Loan assignments and participations are generally subject to legal or contractual restrictions on resale and are not currently listed on any securities exchange or automatic quotation system. Risks may arise due to delayed settlements of loan assignments and participations. The investment adviser expects that most loan assignments and participations purchased for the fund will trade on a secondary market. However, although secondary markets for investments in loans are growing among institutional investors, a limited number of investors may be interested in a specific loan. It is possible that loan participations, in particular, could be sold only to a limited number of institutional investors. If there is no active secondary market for a particular loan, it may be difficult for the investment adviser to sell the fund’s interest in such loan at a price that is acceptable to it and to obtain pricing information on such loan.

Investments in loan participations and assignments present the possibility that the fund could be held liable as a co-lender under emerging legal theories of lender liability. In addition, if the loan is foreclosed, the fund could be part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. In addition, some loan participations and assignments may not be rated by major rating agencies and may not be protected by securities laws.

American Funds Corporate Fund Page 18

Restricted or illiquid securities — The fund may purchase securities subject to restrictions on resale. Restricted securities may only be sold pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “1933 Act”), or in a registered public offering. Restricted securities held by the fund are often eligible for resale under Rule 144A, an exemption under the 1933 Act allowing for resales to “Qualified Institutional Buyers.” Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. Difficulty in selling such securities may result in a loss to the fund or cause it to incur additional administrative costs.

Some fund holdings (including some restricted securities) may be deemed illiquid if the fund expects that a reasonable portion of the holding cannot be sold in seven calendar days or less without the sale significantly changing the market value of the investment. The determination of whether a holding is considered illiquid is made by the fund’s adviser under a liquidity risk management program adopted by the fund’s board and administered by the fund’s adviser. The fund may incur significant additional costs in disposing of illiquid securities.

Maturity — There are no restrictions on the maturity composition of the portfolio. The fund invests in debt securities with a wide range of maturities. Under normal market conditions, longer term securities yield more than shorter term securities, but are subject to greater price fluctuations.

American Funds Corporate Fund Page 19

Derivatives — In pursuing its investment objective, the fund may invest in derivative instruments. A derivative is a financial instrument, the value of which depends on, or is otherwise derived from, another underlying variable. Most often, the variable underlying a derivative is the price of a traded asset, such as a traditional cash security (e.g., a stock or bond), a currency or a commodity; however, the value of a derivative can be dependent on almost any variable, from the level of an index or a specified rate to the occurrence (or non-occurrence) of a credit event with respect to a specified reference asset. The fund may take positions in futures contracts and swaps, each of which is a derivative instrument described in greater detail below.

Derivative instruments may be distinguished by the manner in which they trade: some are standardized instruments that trade on an organized exchange while others are individually negotiated and traded in the over-the-counter (OTC) market. Derivatives also range broadly in complexity, from simple derivatives to more complex instruments. As a general matter, however, all derivatives — regardless of the manner in which they trade or their relative complexities — entail certain risks, some of which are different from, and potentially greater than, the risks associated with investing directly in traditional cash securities.

As is the case with traditional cash securities, derivative instruments are generally subject to counterparty credit risk; however, in some cases, derivatives may pose counterparty risks greater than those posed by cash securities. The use of derivatives involves the risk that a loss may be sustained by the fund as a result of the failure of the fund’s counterparty to make required payments or otherwise to comply with its contractual obligations. For some derivatives, though, the value of — and, in effect, the return on — the instrument may be dependent on both the individual credit of the fund’s counterparty and on the credit of one or more issuers of any underlying assets. If the fund does not correctly evaluate the creditworthiness of its counterparty and, where applicable, of issuers of any underlying reference assets, the fund’s investment in a derivative instrument may result in losses. Further, if a fund’s counterparty were to default on its obligations, the fund’s contractual remedies against such counterparty may be subject to applicable bankruptcy and insolvency laws, which could affect the fund’s rights as a creditor and delay or impede the fund’s ability to receive the net amount of payments that it is contractually entitled to receive.

The value of some derivative instruments in which the fund invests may be particularly sensitive to changes in prevailing interest rates, currency exchange rates or other market conditions. Like the fund’s other investments, the ability of the fund to successfully utilize such derivative instruments may depend in part upon the ability of the fund’s investment adviser to accurately forecast interest rates and other economic factors. The success of the fund’s derivative investment strategy will also depend on the investment adviser’s ability to assess and predict the impact of market or economic developments on the derivative instruments in which the fund invests, in some cases without having had the benefit of observing the performance of a derivative under all possible market conditions. If the investment adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, or if the investment adviser incorrectly predicts the impact of developments on a derivative instrument, the fund could be exposed to the risk of loss.

Certain derivatives may also be subject to liquidity and valuation risks. The potential lack of a liquid secondary market for a derivative (and, particularly, for an OTC derivative) may cause difficulty in valuing or selling the instrument. If a derivative transaction is particularly large or if the relevant market is illiquid, as is often the case with many privately-negotiated OTC derivatives, the fund may not be able to initiate a transaction or to liquidate a position at an advantageous time or price. Particularly when there is no liquid secondary market for the fund’s derivative positions, the fund may encounter difficulty in valuing such illiquid positions. The value of a derivative instrument does not always correlate perfectly with its underlying asset, rate or index, and many derivatives, and OTC derivatives in particular, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the fund.

American Funds Corporate Fund Page 20

Because certain derivative instruments may obligate the fund to make one or more potential future payments, which could significantly exceed the value of the fund’s initial investments in such instruments, derivative instruments may also have a leveraging effect on the fund’s portfolio. Certain derivatives have the potential for unlimited loss, irrespective of the size of the fund’s investment in the instrument. When a fund leverages its portfolio, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. In accordance with currently applicable regulatory requirements, the fund will generally segregate or earmark liquid assets, or enter into offsetting financial positions, to cover its obligations under derivative instruments, effectively limiting the risk of leveraging the fund’s portfolio. Because the fund is legally required to maintain asset coverage or offsetting positions in connection with leveraging derivative instruments, the fund’s investments in such derivatives may also require the fund to buy or sell portfolio securities at disadvantageous times or prices in order to comply with applicable requirements.

In October 2020, the SEC adopted a new rule applicable to the fund’s use of derivatives. The new rule, among other things, generally requires a fund to adopt a derivatives risk management program, appoint a derivatives risk manager and comply with an outer limit on fund leverage risk based on value at risk, or “VaR”. However, subject to certain conditions, if a fund uses derivatives only in a limited manner, it may be deemed a limited derivatives user and would not be subject to the full requirements of the new rule. The SEC also eliminated the asset segregation and cover framework, described above, arising from prior SEC guidance for covering derivatives and certain financial instruments effective at the time that a fund complies with the new rule. Compliance with the new rule will be required beginning in August 2022. The implementation of these requirements may limit the ability of the fund to use derivatives as part of its investment strategy.

Futures — The fund may enter into futures contracts to seek to manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. A futures contract is an agreement to buy or sell a security or other financial instrument (the “reference asset”) for a set price on a future date. Futures contracts are standardized, exchange-traded contracts, and, when a futures contract is bought or sold, the fund will incur brokerage fees and will be required to maintain margin deposits.

Unlike when the fund purchases or sells a security, such as a stock or bond, no price is paid or received by the fund upon the purchase or sale of a futures contract. When the fund enters into a futures contract, the fund is required to deposit with its futures broker, known as a futures commission merchant (FCM), a specified amount of liquid assets in a segregated account in the name of the FCM at the applicable derivatives clearinghouse or exchange. This amount, known as initial margin, is set by the futures exchange on which the contract is traded and may be significantly modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the fund upon termination of the contract, assuming all contractual obligations have been satisfied. Additionally, on a daily basis, the fund pays or receives cash, or variation margin, equal to the daily change in value of the futures contract. Variation margin does not represent a borrowing or loan by the fund but is instead a settlement between the fund and the FCM of the amount one party would owe the other if the futures contract expired. In computing daily net asset value, the fund will mark-to-market its open futures positions. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of the fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the fund. An event of bankruptcy or insolvency at a clearinghouse or exchange holding initial margin could also result in losses for the fund.

When the fund invests in futures contracts and deposits margin with an FCM, the fund becomes subject to so-called “fellow customer” risk – that is, the risk that one or more customers of the FCM will default on their obligations and that the resulting losses will be so

American Funds Corporate Fund Page 21

great that the FCM will default on its obligations and margin posted by one customer, such as the fund, will be used to cover a loss caused by a different defaulting customer. Applicable rules generally prohibit the use of one customer’s funds to meet the obligations of another customer and limit the ability of an FCM to use margin posed by non-defaulting customers to satisfy losses caused by defaulting customers. As a general matter, an FCM is required to use its own funds to meet a defaulting customer’s obligations. While a customer’s loss would likely need to be substantial before non-defaulting customers would be exposed to loss on account of fellow customer risk, applicable rules nevertheless permit the commingling of margin and do not limit the mutualization of customer losses from investment losses, custodial failures, fraud or other causes. If the loss is so great that, notwithstanding the application of an FCM’s own funds, there is a shortfall in the amount of customer funds required to be held in segregation, the FCM could default and be placed into bankruptcy. Under these circumstances, bankruptcy law provides that non-defaulting customers will share pro rata in any shortfall. A shortfall in customer segregated funds may also make the transfer of the accounts of non-defaulting customers to another FCM more difficult.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the reference asset, in practice, most futures contracts are usually closed out before the delivery date by offsetting purchases or sales of matching futures contracts. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical reference asset and the same delivery date with the same FCM. If the offsetting purchase price is less than the original sale price (in each case taking into account transaction costs, including brokerage fees), the fund realizes a gain; if it is more, the fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price (in each case taking into account transaction costs, including brokerage fees), the fund realizes a gain; if it is less, the fund realizes a loss.

Under current regulations, the fund is generally required to segregate liquid assets equivalent to the fund’s outstanding obligations under each futures contract. With respect to long positions in futures contracts that are not legally required to cash settle, the fund will segregate or earmark liquid assets in an amount equal to the contract price the fund will be required to pay on settlement less the amount of margin deposited with an FCM. For short positions in futures contracts that are not legally required to cash settle, the fund will segregate or earmark liquid assets in an amount that, when added to the amounts deposited with an FCM as margin, equals the market value of the reference asset underlying the futures contract. With respect to futures contracts that are required to cash settle, however, the fund is permitted to segregate or earmark liquid assets in an amount that, when added to the amounts deposited with an FCM as margin, equals the fund’s daily marked-to-market (net) obligation under the contract (i.e., the daily market value of the contract itself), if any; in other words, the fund may set aside its daily net liability, if any, rather than the notional value of the futures contract. By segregating or earmarking assets equal only to its net obligation under cash-settled futures, the fund may be able to utilize these contracts to a greater extent than if the fund were required to segregate or earmark assets equal to the full contract price or current market value of the futures contract. Such segregation of assets is intended to ensure that the fund has assets available to satisfy its obligations with respect to futures contracts and to limit any potential leveraging of the fund’s portfolio. However, segregation of liquid assets will not limit the fund’s exposure to loss. To maintain a sufficient amount of segregated assets, the fund may also have to sell less liquid portfolio securities at disadvantageous prices, and the earmarking of liquid assets will have the effect of limiting the fund’s ability to otherwise invest those assets in other securities or instruments.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying reference asset. Purchasing futures contracts will, therefore, tend to increase the

American Funds Corporate Fund Page 22

fund’s exposure to positive and negative price fluctuations in the reference asset, much as if the fund had purchased the reference asset directly. When the fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market for the reference asset. Accordingly, selling futures contracts will tend to offset both positive and negative market price changes, much as if the reference asset had been sold.

There is no assurance that a liquid market will exist for any particular futures contract at any particular time. Futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days, when the price fluctuation limit is reached and a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a futures contract is not liquid because of price fluctuation limits or other market conditions, the fund may be prevented from promptly liquidating unfavorable futures positions and the fund could be required to continue to hold a position until delivery or expiration regardless of changes in its value, potentially subjecting the fund to substantial losses. Additionally, the fund may not be able to take other actions or enter into other transactions to limit or reduce its exposure to the position. Under such circumstances, the fund would remain obligated to meet margin requirements until the position is cleared. As a result, the fund’s access to other assets held to cover its futures positions could also be impaired.

Although futures exchanges generally operate similarly in the United States and abroad, foreign futures exchanges may follow trading, settlement and margin procedures that are different than those followed by futures exchanges in the United States. Futures contracts traded outside the United States may not involve a clearing mechanism or related guarantees and may involve greater risk of loss than U.S.-traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, exchange member, or other party that may owe initial or variation margin to the fund. Margin requirements on foreign futures exchanges may be different than those of futures exchanges in the United States, and, because initial and variation margin payments may be measured in foreign currency, a futures contract traded outside the United States may also involve the risk of foreign currency fluctuations.

Swaps — The fund may enter into swap agreements, which are two-party contracts entered into primarily by institutional investors for a specified time period. In a typical swap transaction, two parties agree to exchange the returns earned or realized from one or more underlying assets or rates of return.

Swap agreements can be traded on a swap execution facility (SEF) and cleared through a central clearinghouse (cleared), traded over-the-counter (OTC) and cleared, or traded bilaterally and not cleared. For example, standardized interest rate swaps and credit default swap indices are traded on SEFs and cleared. Other forms of swap agreements, such as total return swaps, are entered into on a bilateral basis. Because clearing interposes a central clearinghouse as the ultimate counterparty to each participant’s swap, and margin is required to be exchanged under the rules of the clearinghouse, central clearing is intended to decrease (but not eliminate) counterparty risk relative to uncleared bilateral swaps. To the extent the fund enters into bilaterally negotiated swap transactions, the fund will enter into swap agreements only with counterparties that meet certain credit standards and subject to agreed collateralization procedures; however, if the counterparty’s creditworthiness deteriorates rapidly and the counterparty defaults on its obligations under the swap agreement or declares bankruptcy, the fund may lose any amount it expected to receive from the counterparty. In addition, bilateral swaps are subject to certain regulatory margin requirements that mandate the posting and collection of minimum margin amounts, which may result in the fund and its counterparties posting higher margin amounts for bilateral swaps than would otherwise be the case.

American Funds Corporate Fund Page 23

The term of a swap can be days, months or years and certain swaps may be less liquid than others. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

Swap agreements can take different forms. The fund may enter into the following types of swap agreements:

Interest rate swaps — The fund may enter into interest rate swaps to seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. An interest rate swap is an agreement between two parties to exchange or swap payments based on changes in an interest rate or rates. Typically, one interest rate is fixed and the other is variable based on a designated short-term interest rate such as the Secured Overnight Financing Rate (SOFR), prime rate or other benchmark, or on an inflation index such as the Consumer Price Index (which is a measure that examines the weighted average of prices of a basket of consumer goods and services and measures changes in the purchasing power of the U.S. dollar and the rate of inflation). In other types of interest rate swaps, known as basis swaps, the parties agree to swap variable interest rates based on different designated short-term interest rates. Interest rate swaps generally do not involve the delivery of securities or other principal amounts. Rather, cash payments are exchanged by the parties based on the application of the designated interest rates to a notional amount, which is the predetermined dollar principal of the trade upon which payment obligations are computed. Accordingly, the fund’s current obligation or right under the swap agreement is generally equal to the net amount to be paid or received under the swap agreement based on the relative value of the position held by each party. Under current regulations, the fund will generally segregate assets with a daily value at least equal to the excess, if any, of the fund’s accrued obligations under the swap agreement over the accrued amount the fund is entitled to receive under the agreement, less the value of any posted margin or collateral on deposit with respect to the position.

In addition to the risks of entering into swaps discussed above, the use of interest rate swaps involves the risk of losses if interest rates change.

American Funds Corporate Fund Page 24

Credit default swap indices — In order to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks, the fund may invest in credit default swap indices, including CDX and iTraxx indices (collectively referred to as “CDSIs”). A CDSI is based on a portfolio of credit default swaps with similar characteristics, such as credit default swaps on high-yield bonds. In a typical CDSI transaction, one party — the protection buyer — is obligated to pay the other party — the protection seller — a stream of periodic payments over the term of the contract. If a credit event, such as a default or restructuring, occurs with respect to any of the underlying reference obligations, the protection seller must pay the protection buyer the loss on those credits. Also, if a restructuring credit event occurs in an iTraxx index, the fund as protection buyer may receive a single name credit default swap (CDS) contract representing the relevant constituent.

The fund may enter into a CDSI transaction as either protection buyer or protection seller. If the fund is a protection buyer, it would pay the counterparty a periodic stream of payments over the term of the contract and would not recover any of those payments if no credit events were to occur with respect to any of the underlying reference obligations. However, if a credit event did occur, the fund, as a protection buyer, would have the right to deliver the referenced debt obligations or a specified amount of cash, depending on the terms of the applicable agreement, and to receive the par value of such debt obligations from the counterparty protection seller. As a protection seller, the fund would receive fixed payments throughout the term of the contract if no credit events were to occur with respect to any of the underlying reference obligations. If a credit event were to occur, however, the value of any deliverable obligation received by the fund, coupled with the periodic payments previously received by the fund, may be less than the full notional value that the fund, as a protection seller, pays to the counterparty protection buyer, effectively resulting in a loss of value to the fund. Furthermore, as a protection seller, the fund would effectively add leverage to its portfolio because it would have investment exposure to the notional amount of the swap transaction.

The use of CDSI, like all other swap agreements, is subject to certain risks, including the risk that the fund’s counterparty will default on its obligations. If such a default were to occur, any contractual remedies that the fund might have may be subject to applicable bankruptcy laws, which could delay or limit the fund’s recovery. Thus, if the fund’s counterparty to a CDSI transaction defaults on its obligation to make payments thereunder, the fund may lose such payments altogether or collect only a portion thereof, which collection could involve substantial costs or delays.

Additionally, when the fund invests in a CDSI as a protection seller, the fund will be indirectly exposed to the creditworthiness of issuers of the underlying reference obligations in the index. If the investment adviser to the fund does not correctly evaluate the creditworthiness of issuers of the underlying instruments on which the CDSI is based, the investment could result in losses to the fund.

Pursuant to current regulations and published positions of the U.S. Securities and Exchange Commission, the fund’s obligations under a CDSI agreement will be accrued daily and, where applicable, offset against any amounts owed to the fund. In connection with CDSI transactions in which the fund acts as protection buyer, the fund will segregate liquid assets with a value at least equal to the fund’s exposure (i.e., any accrued but unpaid net amounts owed by the fund to any counterparty), on a marked-to-market basis, less the value of any posted margin. When the fund acts as protection seller, the fund will segregate liquid assets with a value at least equal to the full notional amount of the swap, less the value of any posted margin. Such segregation is

American Funds Corporate Fund Page 25

intended to ensure that the fund has assets available to satisfy its obligations with respect to CDSI transactions and to limit any potential leveraging of the fund’s portfolio. However, segregation of liquid assets will not limit the fund’s exposure to loss. To maintain this required margin, the fund may also have to sell portfolio securities at disadvantageous prices, and the earmarking of liquid assets will have the effect of limiting the fund’s ability to otherwise invest those assets in other securities or instruments.

Cybersecurity risks — With the increased use of technologies such as the Internet to conduct business, the fund has become potentially more susceptible to operational and information security risks through breaches in cybersecurity. In general, a breach in cybersecurity can result from either a deliberate attack or an unintentional event. Cybersecurity breaches may involve, among other things, “ransomware” attacks, injection of computer viruses or malicious software code, or the use of vulnerabilities in code to gain unauthorized access to digital information systems, networks or devices that are used directly or indirectly by the fund or its service providers through “hacking” or other means. Cybersecurity risks also include the risk of losses of service resulting from external attacks that do not require unauthorized access to the fund’s systems, networks or devices. For example, denial-of-service attacks on the investment adviser’s or an affiliate’s website could effectively render the fund’s network services unavailable to fund shareholders and other intended end-users. Any such cybersecurity breaches or losses of service may, among other things, cause the fund to lose proprietary information, suffer data corruption or lose operational capacity, or may result in the misappropriation, unauthorized release or other misuse of the fund’s assets or sensitive information (including shareholder personal information or other confidential information), the inability of fund shareholders to transact business, or the destruction of the fund’s physical infrastructure, equipment or operating systems. These, in turn, could cause the fund to violate applicable privacy and other laws and incur or suffer regulatory penalties, reputational damage, additional costs (including compliance costs) associated with corrective measures and/or financial loss. While the fund and its investment adviser have established business continuity plans and risk management systems designed to prevent or reduce the impact of cybersecurity attacks, there are inherent limitations in such plans and systems due in part to the ever-changing nature of technology and cybersecurity attack tactics, and there is a possibility that certain risks have not been adequately identified or prepared for.

In addition, cybersecurity failures by or breaches of the fund’s third-party service providers (including, but not limited to, the fund’s investment adviser, transfer agent, custodian, administrators and other financial intermediaries) may disrupt the business operations of the service providers and of the fund, potentially resulting in financial losses, the inability of fund shareholders to transact business with the fund and of the fund to process transactions, the inability of the fund to calculate its net asset value, violations of applicable privacy and other laws, rules and regulations, regulatory fines, penalties, reputational damage, reimbursement or other compensatory costs and/or additional compliance costs associated with implementation of any corrective measures. The fund and its shareholders could be negatively impacted as a result of any such cybersecurity breaches, and there can be no assurance that the fund will not suffer losses relating to cybersecurity attacks or other informational security breaches affecting the fund’s third-party service providers in the future, particularly as the fund cannot control any cybersecurity plans or systems implemented by such service providers.

Cybersecurity risks may also impact issuers of securities in which the fund invests, which may cause the fund’s investments in such issuers to lose value.

American Funds Corporate Fund Page 26

Inflation/Deflation risk — The fund may be subject to inflation and deflation risk. Inflation risk is the risk that the present value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the fund‘s assets can decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the fund‘s assets.

Interfund borrowing and lending — Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission, the fund may lend money to, and borrow money from, other funds advised by Capital Research and Management Company or its affiliates. The fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans. The fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. The fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Affiliated investment companies — The fund may purchase shares of another investment company managed by the investment adviser or its affiliates. The risks of owning another investment company are similar to the risks of investing directly in the securities in which that investment company invests. When investing in another investment company managed by the investment adviser or its affiliates, the fund bears its proportionate share of the expenses of any such investment company in which it invests but will not bear additional management fees through its investment in such investment company. Investments in other investment companies could allow the fund to obtain the benefits of a more diversified portfolio than might otherwise be available through direct investments in a particular asset class, and will subject the fund to the risks associated with the particular asset class or asset classes in which an underlying fund invests. However, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the fund’s performance. Any investment in another investment company will be consistent with the fund’s objective(s) and applicable regulatory limitations.

* * * * * *

American Funds Corporate Fund Page 27

Portfolio turnover — Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the fund’s objective, and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made. Higher portfolio turnover may involve correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions. It may also result in the realization of net capital gains, which are taxable when distributed to shareholders, unless the shareholder is exempt from taxation or his or her account is tax-favored.

Fixed income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved. Transaction costs are usually reflected in the spread between the bid and asked price.

The fund’s portfolio turnover rates for the fiscal years ended May 31, 2022 and 2021 were 118% and 146%, respectively. The decrease in turnover was due to decreased trading activity during the period. The portfolio turnover rate would equal 100% if each security in a fund’s portfolio were replaced once per year. See "Financial highlights" in the prospectus for the fund's annual portfolio turnover rate for each of the last five fiscal years.

American Funds Corporate Fund Page 28

Fund policies

All percentage limitations in the following fund policies are considered at the time securities are purchased and are based on the fund’s net assets unless otherwise indicated. None of the following policies involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund. In managing the fund, the fund’s investment adviser may apply more restrictive policies than those listed below.

Fundamental policies — The fund has adopted the following policies, which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is currently defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as the vote of the lesser of (a) 67% or more of the voting securities present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (b) more than 50% of the outstanding voting securities.

1.       Except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the U.S. Securities and Exchange Commission (“SEC”), SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, the fund may not:

a.	Borrow money;
b.	Issue senior securities;
c.	Underwrite the securities of other issuers;
d.	Purchase or sell real estate or commodities;
e.	Make loans; or
f.	Purchase the securities of any issuer if, as a result of such purchase, the fund’s investments would be concentrated in any particular industry.

2.       The fund may not invest in companies for the purpose of exercising control or management.

Nonfundamental policies — The following policy may be changed without shareholder approval:

The fund may not acquire securities of open-end investment companies or unit investment trusts registered under the 1940 Act in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

American Funds Corporate Fund Page 29

Additional information about the fund’s policies — The information below is not part of the fund’s fundamental or nonfundamental policies. This information is intended to provide a summary of what is currently required or permitted by the 1940 Act and the rules and regulations thereunder, or by the interpretive guidance thereof by the SEC or SEC staff, for particular fundamental policies of the fund. Information is also provided regarding the fund’s current intention with respect to certain investment practices permitted by the 1940 Act.

For purposes of fundamental policy 1a, the fund may borrow money in amounts of up to 33-1/3% of its total assets from banks for any purpose. Additionally, the fund may borrow up to 5% of its total assets from banks or other lenders for temporary purposes (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). The percentage limitations in this policy are considered at the time of borrowing and thereafter.

For purposes of fundamental policies 1a and 1e, the fund may borrow money from, or loan money to, other funds managed by Capital Research and Management Company or its affiliates to the extent permitted by applicable law and an exemptive order issued by the SEC.

For purposes of fundamental policy 1b, a senior security does not include any promissory note or evidence of indebtedness if such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the fund at the time the loan is made (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). Further, to the extent the fund covers its commitments under certain types of agreements and transactions, including derivatives, mortgage-dollar-roll transactions, sale-buybacks, interest rate swaps, when-issued, delayed-delivery, or forward commitment transactions, and other similar trading practices, by segregating or earmarking liquid assets equal in value to the amount of the fund’s commitment (in accordance with applicable SEC or SEC staff guidance), such agreement or transaction will not be considered a senior security by the fund.

For purposes of fundamental policy 1c, the policy will not apply to the fund to the extent the fund may be deemed an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of fund portfolio securities in the ordinary course of pursuing its investment objectives and strategies.

For purposes of fundamental policy 1e, the fund may not lend more than 33-1/3% of its total assets, provided that this limitation shall not apply to the fund’s purchase of debt obligations.

For purposes of fundamental policy 1f, the fund may not invest more than 25% of its total assets in the securities of issuers in a particular industry. This policy does not apply to investments in securities of the U.S. government, its agencies or government sponsored enterprises or repurchase agreements with respect thereto.

American Funds Corporate Fund Page 30

Management of the fund

Board of trustees and officers

Independent trustees1

The fund’s nominating and governance committee and board select independent trustees with a view toward constituting a board that, as a body, possesses the qualifications, skills, attributes and experience to appropriately oversee the actions of the fund’s service providers, decide upon matters of general policy and represent the long-term interests of fund shareholders. In doing so, they consider the qualifications, skills, attributes and experience of the current board members, with a view toward maintaining a board that is diverse in viewpoint, experience, education and skills.

The fund seeks independent trustees who have high ethical standards and the highest levels of integrity and commitment, who have inquiring and independent minds, mature judgment, good communication skills, and other complementary personal qualifications and skills that enable them to function effectively in the context of the fund’s board and committee structure and who have the ability and willingness to dedicate sufficient time to effectively fulfill their duties and responsibilities.

Each independent trustee has a significant record of accomplishments in governance, business, not-for-profit organizations, government service, academia, law, accounting or other professions. Although no single list could identify all experience upon which the fund’s independent trustees draw in connection with their service, the following table summarizes key experience for each independent trustee. These references to the qualifications, attributes and skills of the trustees are pursuant to the disclosure requirements of the SEC, and shall not be deemed to impose any greater responsibility or liability on any trustee or the board as a whole. Notwithstanding the accomplishments listed below, none of the independent trustees is considered an “expert” within the meaning of the federal securities laws with respect to information in the fund’s registration statement.

American Funds Corporate Fund Page 31

Name, year of birth and position with fund (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee during the past five years	Other relevant experience
Francisco G. Cigarroa, MD 1957 Trustee (2021)	Professor of Surgery, University of Texas Health San Antonio; Trustee, Ford Foundation; Clayton Research Scholar, Clayton Foundation for Biomedical Research	86	None	· Corporate board experience · Service on boards of community and nonprofit organizations · MD
James G. Ellis, 1947 Trustee (2012)	Former Dean and Professor of Marketing, Marshall School of Business, University of Southern California	99	Advanced Merger Partners; EVe Mobility Acquisition Corp (acquisitions of companies in the electric vehicle market); J. G. Boswell (agricultural production); Mercury General Corporation	· Service as chief executive officer for multiple companies · Corporate board experience · Service on advisory and trustee boards for charitable, municipal and nonprofit organizations · MBA
Nariman Farvardin, 1956 Trustee (2018)	President, Stevens Institute of Technology	91	None

·   Senior management experience, educational institution

·   Corporate board experience

·   Professor, electrical and computer engineering

·   Service on advisory boards and councils for educational, nonprofit and governmental organizations

·   MS, PhD, electrical engineering

American Funds Corporate Fund Page 32

Mary Davis Holt, 1950 Trustee (2015-2016; 2017)	Principal, Mary Davis Holt Enterprises, LLC (leadership development consulting); former Partner, Flynn Heath Holt Leadership, LLC (leadership consulting); former COO, Time Life Inc. (1993–2003)	87	None

·   Service as chief operations officer, global media company

·   Senior corporate management experience

·   Corporate board experience

·   Service on advisory and trustee boards for educational, business and nonprofit organizations

·   MBA

Merit E. Janow, 1958 Trustee (2012)	Former Dean and Professor of Practice, International Economic Law & International Affairs, Columbia University, School of International and Public Affairs	93	Aptiv (autonomous and green vehicle technology); Mastercard Incorporated Former director of Trimble Inc. (software, hardware and services technology) (until 2021)

·   Service with Office of the U.S. Trade Representative and U.S. Department of Justice

·   Corporate board experience

·   Service on advisory and trustee boards for charitable, educational and nonprofit organizations

·   Experience as corporate lawyer

·   JD

American Funds Corporate Fund Page 33

Margaret Spellings, 1957 Chair of the Board (Independent and Non-Executive) (2012)	President and CEO, Texas 2036; former President, Margaret Spellings & Company (public policy and strategic consulting); former President, The University of North Carolina; former President, George W. Bush Presidential Center	91	Former director of ClubCorp Holdings, Inc. (until 2017)

·   Former U.S. Secretary of Education, U.S. Department of Education

·   Former Assistant to the President for Domestic Policy, The White House

·   Former senior advisor to the Governor of Texas

·   Service on advisory and trustee boards for charitable and nonprofit organizations

Alexandra Trower, 1964 Trustee (2018)	Former Executive Vice President, Global Communications and Corporate Officer, The Estée Lauder Companies	86	None	· Service on trustee boards for charitable and nonprofit organizations · Senior corporate management experience · Branding

American Funds Corporate Fund Page 34

Paul S. Williams, 1959 Trustee (2020)	Former Partner/Managing Director, Major, Lindsey & Africa (executive recruiting firm)	86

Air Transport Services Group, Inc. (aircraft leasing and air cargo transportation); Compass Minerals, Inc. (producer of salt and specialty fertilizers); Public Storage, Inc.; Romeo Power, Inc. (manufacturer of batteries for electric vehicles)

Former director of Bob Evans Farms, Inc. (restaurant company) (until 2017); Essendant, Inc. (business products wholesaler) (until 2019)

·   Senior corporate management experience

·   Corporate board experience

·   Corporate governance experience

·   Service on trustee boards for charitable and educational nonprofit organizations

·   Securities law expertise

·   JD

American Funds Corporate Fund Page 35

Interested trustee(s)4,5

Interested trustees have similar qualifications, skills and attributes as the independent trustees. Interested trustees are senior executive officers and/or directors of Capital Research and Management Company or its affiliates. Such management roles with the fund’s service providers also permit the interested trustees to make a significant contribution to the fund’s board.

Name, year of birth and position with fund (year first elected as a trustee/officer2)	Principal occupation(s) during the past five years and positions held with affiliated entities or the Principal Underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee during the past five years
Michael C. Gitlin, 1970 Trustee (2015)	Partner – Capital Fixed Income Investors, Capital Research and Management Company; Vice Chairman and Director, Capital Research and Management Company; Director, The Capital Group Companies, Inc.*; served as Head of Fixed Income at a large investment management firm prior to joining Capital Research and Management Company in 2015	86	None
Karl J. Zeile, 1966 Trustee (2019)	Partner – Capital Fixed Income Investors, Capital Research and Management Company	21	None

American Funds Corporate Fund Page 36

Other officers5

Name, year of birth and position with fund (year first elected as an officer2)	Principal occupation(s) during the past five years and positions held with affiliated entities or the Principal Underwriter of the fund
Scott Sykes, 1971 President (2018)	Partner – Capital Fixed Income Investors, Capital Research and Management Company
Kristine M. Nishiyama, 1970 Principal Executive Officer (2012)	Senior Vice President and Senior Counsel – Fund Business Management Group, Capital Research and Management Company; Chair, Senior Vice President, General Counsel and Director, Capital Bank and Trust Company*
Michael W. Stockton, 1967 Executive Vice President (2021)	Senior Vice President – Fund Business Management Group, Capital Research and Management Company
Karen Choi, 1973 Senior Vice President (2019)	Partner – Capital Fixed Income Investors, Capital Research and Management Company
Steven I. Koszalka, 1964 Secretary (2012)	Vice President – Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Treasurer (2012)	Senior Vice President – Investment Operations, Capital Research and Management Company
Jane Y. Chung, 1974 Assistant Secretary (2014)	Associate – Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer (2019)	Vice President – Investment Operations, Capital Research and Management Company
Becky L. Park, 1979 Assistant Treasurer (2021)	Vice President – Investment Operations, Capital Research and Management Company
*	Company affiliated with Capital Research and Management Company.
[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the 1940 Act.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a director/trustee of a public company or a registered investment company. Unless otherwise noted, all directorships/trusteeships are current.
[4]	The term interested trustee refers to a trustee who is an “interested person” of the fund within the meaning of the 1940 Act, on the basis of his or her affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

The address for all trustees and officers of the fund is 333 South Hope Street, 55th Floor, Los Angeles, California 90071, Attention: Secretary.

American Funds Corporate Fund Page 37

Fund shares owned by trustees as of December 31, 2021:

Name	Dollar range[1,2] of fund shares owned	Aggregate dollar range[1] of shares owned in all funds overseen by trustee in same family of investment companies as the fund	Dollar range[1,2] of independent trustees deferred compensation[3] allocated to fund	Aggregate dollar range[1,2] of independent trustees deferred compensation[3] allocated to all funds overseen by trustee in same family of investment companies as the fund
Independent trustees
Francisco G. Cigarroa	None	None	$1 - $10,000	Over $100,000
James G. Ellis	None	Over $100,000	N/A	N/A
Nariman Farvardin	None	Over $100,000	N/A	Over $100,000
Mary Davis Holt	None	Over $100,000	N/A	N/A
Merit E. Janow	None	Over $100,000	N/A	$50,001 – $100,000
Margaret Spellings	$10,001 – $50,000	Over $100,000	N/A	Over $100,000
Alexandra Trower	None	Over $100,000	N/A	Over $100,000
Paul S. Williams	None	Over $100,000	N/A	Over $100,000

Name	Dollar range[1,2] of fund shares owned	Aggregate dollar range[1] of shares owned in all funds overseen by trustee in same family of investment companies as the fund
Interested trustees
Michael C. Gitlin	Over $100,000	Over $100,000
Karl J. Zeile	$50,001 – $100,000	Over $100,000
[1]	Ownership disclosure is made using the following ranges: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; and Over $100,000. The amounts listed for interested trustees include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.
[2]	N/A indicates that the listed individual, as of December 31, 2021, was not a trustee of a particular fund, did not allocate deferred compensation to the fund or did not participate in the deferred compensation plan.
[3]	Eligible trustees may defer their compensation under a nonqualified deferred compensation plan. Amounts deferred by the trustee accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the trustee.

American Funds Corporate Fund Page 38

Trustee compensation — No compensation is paid by the fund to any officer or trustee who is a director, officer or employee of the investment adviser or its affiliates. Except for the independent trustees listed in the “Board of trustees and officers — Independent trustees” table under the “Management of the fund” section in this statement of additional information, all other officers and trustees of the fund are directors, officers or employees of the investment adviser or its affiliates. The boards of funds advised by the investment adviser typically meet either individually or jointly with the boards of one or more other such funds with substantially overlapping board membership (in each case referred to as a “board cluster”). The fund typically pays each independent trustee an annual retainer fee based primarily on the total number of board clusters on which that independent trustee serves.

In addition, the fund generally pays independent trustees attendance and other fees for meetings of the board and its committees. Board and committee chairs receive additional fees for their services.

Independent trustees also receive attendance fees for certain special joint meetings and information sessions with directors and trustees of other groupings of funds advised by the investment adviser. The fund and the other funds served by each independent trustee each pay a portion of these attendance fees.

No pension or retirement benefits are accrued as part of fund expenses. Independent trustees may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the independent trustees.

American Funds Corporate Fund Page 39

Trustee compensation earned during the fiscal year ended May 31, 2022:

Name	Aggregate compensation (including voluntarily deferred compensation1) from the fund	Total compensation (including voluntarily deferred compensation1) from all funds managed by Capital Research and Management Company or its affiliates
Francisco G. Cigarroa[2]	1,048	325,625
James G. Ellis	813	510,875
Nariman Farvardin[2]	737	436,869
Mary Davis Holt	800	389,125
R. Clark Hooper[2] (retired December 31, 2021)	507	314,007
Merit E. Janow[2]	644	465,226
Margaret Spellings[2]	867	531,726
Alexandra Trower[2]	1,053	327,375
Paul S. Williams[2]	1,050	326,000
[1]	Amounts may be deferred by eligible trustees under a nonqualified deferred compensation plan adopted by the fund in 2012. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the trustees. Compensation shown in this table for the fiscal year ended May 31, 2022 does not include earnings on amounts deferred in previous fiscal years. See footnote 2 to this table for more information.
[2]	Since the deferred compensation plan’s adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the end of the 2022 fiscal year for participating trustees is as follows: Francisco G. Cigarroa ($562), Nariman Farvardin ($2,281), R. Clark Hooper ($1,232), Merit E. Janow ($193), Margaret Spellings ($684), Alexandra Trower ($4,101) and Paul S. Williams ($634). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the trustees.

American Funds Corporate Fund Page 40

Fund organization and the board of trustees — The fund, an open-end, diversified management investment company, was organized as a Delaware statutory trust on May 25, 2012. All fund operations are supervised by the fund’s board of trustees which meets periodically and performs duties required by applicable state and federal laws.

Delaware law charges trustees with the duty of managing the business affairs of the trust. Trustees are considered to be fiduciaries of the trust and owe duties of care and loyalty to the trust and its shareholders.

Independent board members are paid certain fees for services rendered to the fund as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.

The fund has several different classes of shares. Shares of each class represent an interest in the same investment portfolio. Each class has pro rata rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the board of trustees and set forth in the fund’s rule 18f-3 Plan. Each class’ shareholders have exclusive voting rights with respect to the respective class’ rule 12b-1 plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone. Note that 529 college savings plan account owners invested in Class 529 shares are not shareholders of the fund and, accordingly, do not have the rights of a shareholder, such as the right to vote proxies relating to fund shares. As the legal owner of the fund’s Class 529 shares, Virginia College Savings PlanSM (Virginia529SM) will vote any proxies relating to the fund’s Class 529 shares. In addition, the trustees have the authority to establish new series and classes of shares, and to split or combine outstanding shares into a greater or lesser number, without shareholder approval.

The fund does not hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned.

The fund’s declaration of trust and by-laws, as well as separate indemnification agreements with independent trustees, provide in effect that, subject to certain conditions, the fund will indemnify its officers and trustees against liabilities or expenses actually and reasonably incurred by them relating to their service to the fund. However, trustees are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

Removal of trustees by shareholders — At any meeting of shareholders, duly called and at which a quorum is present, shareholders may, by the affirmative vote of the holders of two-thirds of the votes entitled to be cast, remove any trustee from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed trustees. In addition, the trustees of the fund will promptly call a meeting of shareholders for the purpose of voting upon the removal of any trustees when requested in writing to do so by the record holders of at least 10% of the outstanding shares.

Leadership structure — The board’s chair is currently an independent trustee who is not an “interested person” of the fund within the meaning of the 1940 Act. The board has determined that an independent chair facilitates oversight and enhances the effectiveness of the board. The independent chair’s duties include, without limitation, generally presiding at meetings of the board, approving board meeting schedules and agendas, leading meetings of the independent trustees in executive

American Funds Corporate Fund Page 41

session, facilitating communication with committee chairs, and serving as the principal independent trustee contact for fund management and counsel to the independent trustees and the fund.

Risk oversight — Day-to-day management of the fund, including risk management, is the responsibility of the fund’s contractual service providers, including the fund’s investment adviser, principal underwriter/distributor and transfer agent. Each of these entities is responsible for specific portions of the fund’s operations, including the processes and associated risks relating to the fund’s investments, integrity of cash movements, financial reporting, operations and compliance. The board of trustees oversees the service providers’ discharge of their responsibilities, including the processes they use to manage relevant risks. In that regard, the board receives reports regarding the operations of the fund’s service providers, including risks. For example, the board receives reports from investment professionals regarding risks related to the fund’s investments and trading. The board also receives compliance reports from the fund’s and the investment adviser’s chief compliance officers addressing certain areas of risk.

Committees of the fund’s board, which are comprised of independent board members, none of whom is an “interested person” of the fund within the meaning of the 1940 Act, as well as joint committees of independent board members of funds managed by Capital Research and Management Company, also explore risk management procedures in particular areas and then report back to the full board. For example, the fund’s audit committee oversees the processes and certain attendant risks relating to financial reporting, valuation of fund assets, and related controls. Similarly, a joint review and advisory committee oversees certain risk controls relating to the fund’s transfer agency services.

Not all risks that may affect the fund can be identified or processes and controls developed to eliminate or mitigate their effect. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the fund’s objectives. As a result of the foregoing and other factors, the ability of the fund’s service providers to eliminate or mitigate risks is subject to limitations.

Committees of the board of trustees — The fund has an audit committee comprised of Francisco G. Cigarroa, James G. Ellis and Paul S. Williams. The committee provides oversight regarding the fund’s accounting and financial reporting policies and practices, its internal controls and the internal controls of the fund’s principal service providers. The committee acts as a liaison between the fund’s independent registered public accounting firm and the full board of trustees. The audit committee held five meetings during the 2022 fiscal year.

The fund has a contracts committee comprised of all of its independent board members. The committee’s principal function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the fund and its investment adviser or the investment adviser’s affiliates, such as the Investment Advisory and Service Agreement, Principal Underwriting Agreement, Administrative Services Agreement and Plans of Distribution adopted pursuant to rule 12b-1 under the 1940 Act, that the fund may enter into, renew or continue, and to make its recommendations to the full board of trustees on these matters. The contracts committee held one meeting during the 2022 fiscal year.

The fund has a nominating and governance committee comprised of Nariman Farvardin, Mary Davis Holt, Merit E. Janow, Margaret Spellings and Alexandra Trower. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. The committee also coordinates annual self-assessments of the board and evaluates, selects and nominates independent trustee candidates to the full board of trustees. While the committee normally is able to identify from its own and other resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the fund,

American Funds Corporate Fund Page 42

addressed to the fund’s secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the committee. The nominating and governance committee held three meetings during the 2022 fiscal year.

The independent board members of the fund have oversight responsibility for the fund and certain other funds managed by the investment adviser. As part of their oversight responsibility for these funds, each independent board member sits on one of three fund review committees comprised solely of independent board members. The three committees are divided by portfolio type. Each committee functions independently and is not a decision making body. The purpose of the committees is to assist the board of each fund in the oversight of the investment management services provided by the investment adviser. In addition to regularly monitoring and reviewing investment results, investment activities and strategies used to manage the fund’s assets, the committees also receive reports from the investment adviser’s Principal Investment Officers for the funds, portfolio managers and other investment personnel concerning efforts to achieve the fund’s investment objectives. Each committee reports to the full board of the fund.

Proxy voting procedures and principles — The fund’s investment adviser, in consultation with the fund’s board, has adopted Proxy Voting Procedures and Principles (the “Principles”) with respect to voting proxies of securities held by the fund and other funds advised by the investment adviser or its affiliates. The complete text of these principles is available at capitalgroup.com. Proxies are voted by a committee of the appropriate equity investment division of the investment adviser under authority delegated by the funds’ boards. The boards of American Funds have established a Joint Proxy Committee (“JPC”) composed of independent board members from each American Funds board. The JPC’s role is to facilitate appropriate oversight of the proxy voting process and provide valuable input on corporate governance and related matters.

The Principles provide an important framework for analysis and decision-making by all funds. However, they are not exhaustive and do not address all potential issues. The Principles provide a certain amount of flexibility so that all relevant facts and circumstances can be considered in connection with every vote. As a result, each proxy received is voted on a case-by-case basis considering the specific circumstances of each proposal. The voting process reflects the funds’ understanding of the company’s business, its management and its relationship with shareholders over time. In all cases, the investment objectives and policies of the funds managed by the investment adviser remain the focus.

The investment adviser seeks to vote all U.S. proxies; however, in certain circumstances it may be impracticable or impossible to do so. Proxies for companies outside the U.S. also are voted, provided there is sufficient time and information available. Certain regulators have granted investment limit relief to the investment adviser and its affiliates, conditioned upon limiting its voting power to specific voting ceilings. To comply with these voting ceilings, the investment adviser will scale back its votes across all funds and clients on a pro-rata basis based on assets.

After a proxy statement is received, the investment adviser’s stewardship and engagement team prepares a summary of the proposals contained in the proxy statement. A notation of any potential conflicts of interest also is included in the summary (see below for a description of the investment adviser’s special review procedures).

For proxies of securities managed by a particular equity investment division of the investment adviser, the initial voting recommendation is made either by one or more of the division’s investment analysts familiar with the company and industry or, for routine matters, by a member of the investment adviser’s stewardship and engagement team and reviewed by the applicable analyst(s). Depending on the vote, a second recommendation may be made by a proxy coordinator (an investment analyst or other

American Funds Corporate Fund Page 43

individual with experience in corporate governance and proxy voting matters) within the appropriate investment division, based on knowledge of these Principles and familiarity with proxy-related issues. The proxy summary and voting recommendations are made available to the proxy voting committee of the applicable investment division for a final voting decision. In cases where a fund is co-managed and a security is held by more than one of the investment adviser’s equity investment divisions, the divisions may develop different voting recommendations for individual ballot proposals. If this occurs, and if permitted by local market conventions, the fund’s position will generally be voted proportionally by divisional holding, according to their respective decisions. Otherwise, the outcome will be determined by the equity investment division or divisions with the larger position in the security as of the record date for the shareholder meeting.

In addition to its proprietary proxy voting, governance and executive compensation research, Capital Research and Management Company may utilize research provided by Institutional Shareholder Services, Glass-Lewis & Co. or other third-party advisory firms on a case-by-case basis. It does not, as a policy, follow the voting recommendations provided by these firms. It periodically assesses the information provided by the advisory firms and reports to the JPC, as appropriate.

From time to time the investment adviser may vote proxies issued by, or on proposals sponsored or publicly supported by (a) a client with substantial assets managed by the investment adviser or its affiliates, (b) an entity with a significant business relationship with The Capital Group Companies, Inc. or its affiliates, or (c) a company with a director of an American Fund on its board (each referred to as an “Interested Party”). Other persons or entities may also be deemed an Interested Party if facts or circumstances appear to give rise to a potential conflict. The investment adviser analyzes these proxies and proposals on their merits and does not consider these relationships when casting its vote.

The investment adviser has developed procedures to identify and address instances where a vote could appear to be influenced by such a relationship. Under the procedures, prior to a final vote being cast by the investment adviser, the relevant proxy committees’ voting results for proxies issued by Interested Parties are reviewed by a Special Review Committee (“SRC”) of the investment division voting the proxy if the vote was in favor of the Interested Party.

If a potential conflict is identified according to the procedure above, the SRC will be provided with a summary of any relevant communications with the Interested Party, the rationale for the voting decision, information on the organization’s relationship with the Interested Party and any other pertinent information. If the SRC determines, based on the information provided, that a conflict of interest could affect the investment adviser’s best judgement as a fiduciary, the SRC will take appropriate steps to address the conflict of interest including, if appropriate, engaging an independent, third-party fiduciary to vote the proxy. The SRC includes senior investment professionals and legal and compliance professionals.

Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available on or about September 1 of such year (a) without charge, upon request by calling American Funds Service Company at (800) 421-4225, (b) on the Capital Group website and (c) on the SEC’s website at sec.gov.

The following summary sets forth the general positions of American Funds, American Funds Insurance Series and the investment adviser on various proposals. A copy of the full Principles is available upon request, free of charge, by calling American Funds Service Company or visiting the Capital Group website.

Director matters — The election of a company’s slate of nominees for director generally is supported. Votes may be withheld for some or all of the nominees if this is determined to be in the best interest of shareholders or if, in the opinion of the investment adviser, such nominee

American Funds Corporate Fund Page 44

has not fulfilled his or her fiduciary duty. In making this determination, the investment adviser considers, among other things, a nominee’s potential conflicts of interest, track record in shareholder protection and value creation as well as their capacity for full engagement on board matters. The investment adviser generally supports diversity of experience among board members, and the separation of the chairman and CEO positions.

Governance provisions — Typically, proposals to declassify a board (elect all directors annually) are supported based on the belief that this increases the directors’ sense of accountability to shareholders. Proposals for cumulative voting generally are supported in order to promote management and board accountability and an opportunity for leadership change. Proposals designed to make director elections more meaningful, either by requiring a majority vote or by requiring any director receiving more withhold votes than affirmative votes to tender his or her resignation, generally are supported.

Shareholder rights — Proposals to repeal an existing poison pill generally are supported. (There may be certain circumstances, however, when a proxy voting committee of a fund or an investment division of the investment adviser believes that a company needs to maintain anti-takeover protection.) Proposals to eliminate the right of shareholders to act by written consent or to take away a shareholder’s right to call a special meeting typically are not supported.

Compensation and benefit plans — Option plans are complicated, and many factors are considered in evaluating a plan. Each plan is evaluated based on protecting shareholder interests and a knowledge of the company and its management. Considerations include the pricing (or repricing) of options awarded under the plan and the impact of dilution on existing shareholders from past and future equity awards. Compensation packages should be structured to attract, motivate and retain existing employees and qualified directors; however, they should not be excessive.

Routine matters — The ratification of auditors, procedural matters relating to the annual meeting and changes to company name are examples of items considered routine. Such items generally are voted in favor of management’s recommendations unless circumstances indicate otherwise.

“ESG” shareholder proposals — The investment adviser believes environmental and social issues present investment risks and opportunities that can shape a company’s long-term financial sustainability. Shareholder proposals, including those relating to social and environmental issues, are evaluated in terms of their materiality to the company and its ability to generate long-term value in light of the company’s specific operating context. The investment adviser generally supports transparency and standardized disclosure, particularly that which leverages existing regulatory reporting or industry best practices. With respect to environmental matters, this includes disclosures aligned with the recommendations of the Task Force on Climate-related Financial Disclosures (TCFD) and the standards set forth by the Sustainability Accounting Standards Board (SASB), and sustainability reports more generally. With respect to social matters, the investment adviser expects companies to be able to articulate a strategy or plan to advance diversity and equity within the workforce, including the company’s management and board, subject to local norms and expectations. To that end, disclosure of data relating to workforce diversity and equity that is consistent with broadly applicable standards is generally supported.

American Funds Corporate Fund Page 45

Principal fund shareholders — The following table identifies those investors who own of record, or are known by the fund to own beneficially, 5% or more of any class of its shares as of the opening of business on July 1, 2022. Unless otherwise indicated, the ownership percentages below represent ownership of record rather than beneficial ownership.

NAME AND ADDRESS	OWNERSHIP	OWNERSHIP PERCENTAGE
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS OMNIBUS ACCOUNT SAINT LOUIS MO	RECORD	CLASS A	47.17%
		CLASS F-3	19.62
		CLASS 529-A	32.02
		CLASS 529-C	27.08

PERSHING LLC OMNIBUS ACCOUNT JERSEY CITY NJ	RECORD	CLASS A	10.47
		CLASS C	14.16
		CLASS F-1	5.21
		CLASS F-3	5.71

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS OMNIBUS ACCOUNT JERSEY CITY NJ	RECORD	CLASS A	5.59
		CLASS C	9.30
		CLASS F-1	44.80
		CLASS F-2	5.58

LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- SAN DIEGO CA	RECORD	CLASS C	11.17
		CLASS F-2	61.72

WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO	RECORD	CLASS C	8.90
		CLASS 529-C	10.87

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT ST PETERSBURG FL	RECORD	CLASS C	7.32
		CLASS 529-F-2	6.95

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR EXCLUSIVE BENEFIT OF CUSTOMERS - RIA ACCT #1 SAN FRANCISCO CA	RECORD	CLASS F-1	15.57

TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS OMNIBUS ACCOUNT OMAHA NE	RECORD	CLASS F-1	8.93

RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS MINNEAPOLIS MN	RECORD	CLASS F-1	8.27

AMERICAN ENTERPRISE INVESTMENT SVC OMNIBUS ACCOUNT MINNEAPOLIS MN	RECORD	CLASS F-2	12.42

American Funds Corporate Fund Page 46

LINCOLN INVESTMENT PLANNING LLC FBO LINCOLN CUSTOMERS OMNIBUS ACCOUNT FT WASHINGTON PA	RECORD	CLASS F-3	37.97

CHARLES SCHWAB & CO INC OMNIBUS ACCOUNT #2 SAN FRANCISCO CA	RECORD	CLASS F-3	31.91

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS OMNIBUS ACCOUNT JACKSONVILLE FL	RECORD	CLASS 529-C	7.19

MORGAN STANLEY SMITH BARNEY LLC FOR THE BENEFIT OF ITS CUSTOMERS OMNIBUS ACCOUNT NEW YORK NY	RECORD	CLASS 529-C	5.68

CAPITAL RESEARCH & MANAGEMENT COMPANY CORPORATE ACCOUNT LOS ANGELES CA	RECORD	CLASS 529-F-1	100.00
		CLASS 529-F-3	100.00

COMMUNITY HIGH SCHOOL DIST 218 403B PLAN DENVER CO	RECORD BENEFICIAL	CLASS R-1	35.68

NATIONAL FINANCIAL SERVICES LLC 401K PLAN #1 JERSEY CITY NJ	RECORD BENEFICIAL	CLASS R-1	10.72

ADP ACCESS PRODUCT 401K PLAN BOSTON MA	RECORD BENEFICIAL	CLASS R-1	9.93
		CLASS R-2E	27.35

BREMEN HIGH SCHOOL DIST 228 403B PLAN DENVER CO	RECORD BENEFICIAL	CLASS R-1	7.26

DUNKIRK CSD (NY) 403B PLAN DENVER CO	RECORD BENEFICIAL	CLASS R-1	6.76

GLENBARD TOWNSHIP HS DIST #87 403B PLAN DENVER CO	RECORD BENEFICIAL	CLASS R-1	5.77

MESQUITE INDEPENDENT SCHOOL DISTRICT 403B PLAN DENVER CO	RECORD BENEFICIAL	CLASS R-1	5.09

NORTH CENTRAL SERVICE INC 401K PLAN GREENWOOD VLG CO	RECORD BENEFICIAL	CLASS R-2	6.42

401K PLAN #1 GREENWOOD VLG CO	BENEFICIAL	CLASS R-2	5.68

ARROW AVIATION 401K PLAN GREENWOOD VILLAGE CO	RECORD BENEFICIAL	CLASS R-2E	14.11

American Funds Corporate Fund Page 47

MOLDED RUBBER & PLASTIC 401K PLAN GREENWOOD VLG CO	RECORD BENEFICIAL	CLASS R-2E	13.21

J-KAULK FIRESTOPPING INC 401K PLAN GREENWOOD VLG CO	RECORD BENEFICIAL	CLASS R-2E	10.81

LVW ELECTRONICS 401K PLAN ENGLEWOOD CO	RECORD BENEFICIAL	CLASS R-2E	5.08

401K PLAN #2 SLIDELL LA	BENEFICIAL	CLASS R-4	11.62

RELIANCE TRUST CO TTEE ACCESS LARGE MARKET ACCOUNT ATLANTA GA	RECORD	CLASS R-4	10.75

BRIDGEPORT DENTAL ARTS 401K PLAN UNIVERSITY PLACE WA	RECORD BENEFICIAL	CLASS R-5	14.59

401K PLAN #3 AUSTIN TX	BENEFICIAL	CLASS R-5	13.14

PIEDMONT EYE CENTER INC 401K PLAN #1 LYNCHBURG VA	RECORD BENEFICIAL	CLASS R-5	12.42

AB ENGINEERING 401K PLAN RANCHO SANTA FE CA	RECORD BENEFICIAL	CLASS R-5	10.67

PIEDMONT EYE CENTER INC 401K PLAN #2 MONROE VA	RECORD BENEFICIAL	CLASS R-5	5.12

401K PLAN #4 GREENWOOD VILLAGE CO	BENEFICIAL	CLASS R-5E	21.93

401K PLAN #5 GREENWOOD VILLAGE CO	BENEFICIAL	CLASS R-5E	8.17

GREAT-WEST TRUST CO LLC TTEE FBO EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VLG CO	RECORD BENEFICIAL	CLASS R-6	31.33

YOURPATH ACTIVE 401K PLAN OVERLAND PARK KS	RECORD BENEFICIAL	CLASS R-6	15.87

NATIONAL FINANCIAL SERVICES LLC 401K PLAN #2 JERSEY CITY NJ	RECORD BENEFICIAL	CLASS R-6	8.74

PENSERV PENSELECT SMARTSAV 403B PLAN DENVER CO	RECORD BENEFICIAL	CLASS R-6	6.28

American Funds Corporate Fund Page 48

Because Class T and Class 529-T shares are not currently offered to the public, Capital Research and Management Company, the fund’s investment adviser, owns 100% of the fund‘s outstanding Class T and Class 529-T shares.

As of July 1, 2022, the officers and trustees of the fund, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.

Unless otherwise noted, references in this statement of additional information to Class F shares, Class R shares or Class 529 shares refer to all F share classes, all R share classes or all 529 share classes, respectively.

American Funds Corporate Fund Page 49

Investment adviser — Capital Research and Management Company, the fund’s investment adviser, founded in 1931, maintains research facilities in the United States and abroad (Geneva, Hong Kong, London, Los Angeles, Mumbai, New York, San Francisco, Singapore, Tokyo, Toronto and Washington, D.C.). These facilities are staffed with experienced investment professionals. The investment adviser is located at 333 South Hope Street, Los Angeles, CA 90071. It is a wholly owned subsidiary of The Capital Group Companies, Inc., a holding company for several investment management subsidiaries. Capital Research and Management Company manages equity assets through three equity investment divisions and fixed income assets through its fixed income investment division, Capital Fixed Income Investors. The three equity investment divisions — Capital World Investors, Capital Research Global Investors and Capital International Investors — make investment decisions independently of one another. Portfolio managers in Capital International Investors rely on a research team that also provides investment services to institutional clients and other accounts advised by affiliates of Capital Research and Management Company. The investment adviser, which is deemed under the Commodity Exchange Act (the “CEA”) to be the operator of the fund, has claimed an exclusion from the definition of the term commodity pool operator under the CEA with respect to the fund and, therefore, is not subject to registration or regulation as such under the CEA with respect to the fund.

The investment adviser has adopted policies and procedures that address issues that may arise as a result of an investment professional’s management of the fund and other funds and accounts. Potential issues could involve allocation of investment opportunities and trades among funds and accounts, use of information regarding the timing of fund trades, investment professional compensation and voting relating to portfolio securities. The investment adviser believes that its policies and procedures are reasonably designed to address these issues.

Compensation of investment professionals — As described in the prospectus, the investment adviser uses a system of multiple portfolio managers in managing fund assets. In addition, Capital Research and Management Company’s investment analysts may make investment decisions with respect to a portion of a fund’s portfolio within their research coverage.

Portfolio managers and investment analysts are paid competitive salaries by Capital Research and Management Company. In addition, they may receive bonuses based on their individual portfolio results. Investment professionals also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit-sharing plans will vary depending on the individual’s portfolio results, contributions to the organization and other factors.

To encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total investment returns to relevant benchmarks over the most recent one-, three-, five- and eight-year periods, with increasing weight placed on each succeeding measurement period. For portfolio managers, benchmarks may include measures of the marketplaces in which the fund invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks may include relevant market measures and appropriate industry or sector indexes reflecting their areas of expertise. Capital Research and Management Company makes periodic subjective assessments of analysts’ contributions to the investment process and this is an element of their overall compensation. The investment results of each of the fund’s portfolio managers may be measured against one or more benchmarks, depending on his or her investment focus, such as Bloomberg U.S. Corporate Investment Grade Index and a custom average consisting of funds that disclose investment objectives and strategies comparable to those of the fund. From time to time, Capital Research and Management Company may adjust or customize these benchmarks to better reflect the universe of comparably managed funds of competitive investment management firms.

American Funds Corporate Fund Page 50

Portfolio manager fund holdings and other managed accounts — As described below, portfolio managers may personally own shares of the fund. In addition, portfolio managers may manage portions of other mutual funds or accounts advised by Capital Research and Management Company or its affiliates.

The following table reflects information as of May 31, 2022:

Portfolio manager	Dollar range of fund shares owned[1]	Number of other registered investment companies (RICs) for which portfolio manager is a manager (assets of RICs in billions)[2]		Number of other pooled investment vehicles (PIVs) for which portfolio manager is a manager (assets of PIVs in billions)[2]		Number of other accounts for which portfolio manager is a manager (assets of other accounts in billions) [2,3]
Scott Sykes	$100,001 – $500,000	3	$17.5	1	$1.05	11[4]	$9.70
Karen Choi	$500,001 – $1,000,000	2	$44.7	1	0.32	None
[1]	Ownership disclosure is made using the following ranges: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; $100,001 – $500,000; $500,001 – $1,000,000; and Over $1,000,000. The amounts listed include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.
[2]	Indicates other RIC(s), PIV(s) or other accounts managed by Capital Research and Management Company or its affiliates for which the portfolio manager also has significant day to day management responsibilities. Assets noted are the total net assets of the RIC(s), PIV(s) or other accounts and are not the total assets managed by the individual, which is a substantially lower amount. No RIC, PIV or other account has an advisory fee that is based on the performance of the RIC, PIV or other account, unless otherwise noted.
[3]	Personal brokerage accounts of portfolio managers and their families are not reflected.
[4]	The advisory fee of one of these accounts (representing $0.28 billion in total assets) is based partially on its investment results.

The fund’s investment adviser has adopted policies and procedures to mitigate material conflicts of interest that may arise in connection with the portfolio manager’s management of the fund, on the one hand, and investments in the other pooled investment vehicles and other accounts, on the other hand, such as material conflicts relating to the allocation of investment opportunities that may be suitable for both the fund and such other accounts.

American Funds Corporate Fund Page 51

Investment Advisory and Service Agreement — The Investment Advisory and Service Agreement (the “Agreement”) between the fund and the investment adviser will continue in effect until April 30, 2023, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (a) the board of trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (b) the vote of a majority of trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, in accordance with applicable laws and regulations. The Agreement provides that the investment adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days’ written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act). In addition, the Agreement provides that the investment adviser may delegate all, or a portion of, its investment management responsibilities to one or more subsidiary advisers approved by the fund’s board, pursuant to an agreement between the investment adviser and such subsidiary. Any such subsidiary adviser will be paid solely by the investment adviser out of its fees.

In addition to providing investment advisory services, the investment adviser furnishes the services and pays the compensation and travel expenses of persons to perform the fund’s executive, administrative, clerical and bookkeeping functions, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies and postage used at the fund’s offices. The fund pays all expenses not assumed by the investment adviser, including, but not limited to: custodian, stock transfer and dividend disbursing fees and expenses; shareholder recordkeeping and administrative expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements and notices to its shareholders; taxes; expenses of the issuance and redemption of fund shares (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund’s plans of distribution (described below); legal and auditing expenses; compensation, fees and expenses paid to independent trustees; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.

The investment adviser is currently reimbursing a portion of the expenses of all the share classes of the fund. These reimbursements will be in effect through at least May 1, 2023. The adviser may elect at its discretion to extend, modify or terminate the reimbursements at that time. For each of the fiscal years ended May 31, 2022, 2021 and 2020, the total expenses reimbursed by the investment adviser were $115,000, $126,000 and $346,000, respectively.

American Funds Corporate Fund Page 52

Under the Agreement, the investment adviser receives a management fee based on the following annualized rates and daily net asset levels:

Rate	Net asset level
	In excess of	Up to
0.253%	$ 0	$15,000,000,000
0.212	15,000,000,000

Management fees are paid monthly and accrued daily.

For the fiscal years ended May 31, 2022, 2021 and 2020, the investment adviser earned from the fund management fees of $7,282,000, $7,120,000 and $3,215,000, respectively. The fund’s board of trustees approved an amended Investment Advisory and Service Agreement, pursuant to which the annualized rate payable to the investment adviser on daily net assets in excess of certain levels would be decreased. The investment adviser voluntarily waived management fees to give effect to the approved rates in advance of the effective date of the amended Agreement. Accordingly, after giving effect to the voluntary fee waiver described above, the fund paid the investment adviser management fees of $6,933,000 (a reduction of $187,000) for the fiscal year ended May 31, 2021.

American Funds Corporate Fund Page 53

Administrative services — The investment adviser and its affiliates provide certain administrative services for shareholders of the fund’s Class A, C, T, F, R and 529 shares. Administrative services are provided by the investment adviser and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders.

These services are provided pursuant to an Administrative Services Agreement (the “Administrative Agreement”) between the fund and the investment adviser relating to the fund’s Class A, C, T, F, R and 529 shares. The Administrative Agreement will continue in effect until April 30, 2023, unless sooner renewed or terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved by the vote of a majority of the members of the fund’s board who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party. The fund may terminate the Administrative Agreement at any time by vote of a majority of independent board members. The investment adviser has the right to terminate the Administrative Agreement upon 60 days’ written notice to the fund. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

The Administrative Services Agreement between the fund and the investment adviser provides the fund the ability to charge an administrative services fee of .05% for all share classes. The fund’s investment adviser receives an administrative services fee at the annual rate of .03% of the average daily net assets of the fund attributable to each of the share classes (which could be increased as noted above) for its provision of administrative services. Administrative services fees are paid monthly and accrued daily.

During the 2022 fiscal year, administrative services fees were:

Administrative services fee
Class A	$308,000
Class C	15,000
Class T	—*
Class F-1	17,000
Class F-2	193,000
Class F-3	40,000
Class 529-A	19,000
Class 529-C	1,000
Class 529-E	1,000
Class 529-T	—*
Class 529-F-1	—*
Class 529-F-2	3,000
Class 529-F-3	—*
Class R-1	—*
Class R-2	2,000
Class R-2E	—*
Class R-3	4,000
Class R-4	2,000
Class R-5E	1,000
Class R-5	—*
Class R-6	9,000

*Amount less than $1,000.

American Funds Corporate Fund Page 54

Principal Underwriter and plans of distribution — American Funds Distributors, Inc. (the “Principal Underwriter”) is the principal underwriter of the fund’s shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071; 6455 Irvine Center Drive, Irvine, CA 92618; 3500 Wiseman Boulevard, San Antonio, TX 78251; and 12811 North Meridian Street, Carmel, IN 46032.

The Principal Underwriter receives revenues relating to sales of the fund’s shares, as follows:

·	For Class A and 529-A shares, the Principal Underwriter receives commission revenue consisting of the balance of the Class A and 529-A sales charge remaining after the allowances by the Principal Underwriter to investment dealers.
·	For Class C and 529-C shares, the Principal Underwriter receives any contingent deferred sales charges that apply during the first year after purchase.

In addition, the fund reimburses the Principal Underwriter for advancing immediate service fees to qualified dealers and financial professionals upon the sale of Class C and 529-C shares. The fund also reimburses the Principal Underwriter for service fees (and, in the case of Class 529-E shares, commissions) paid on a quarterly basis to intermediaries, such as qualified dealers or financial professionals, in connection with investments in Class T, F-1, 529-E, 529-T, 529-F-1, R-1, R-2, R-2E, R-3 and R-4 shares.

American Funds Corporate Fund Page 55

Commissions, revenue or service fees retained by the Principal Underwriter after allowances or compensation to dealers were:

	Fiscal year	Commissions, revenue or fees retained	Allowance or compensation to dealers
Class A	2022	$272,000	$854,000
	2021	537,000	2,152,000
	2020	387,000	1,514,000
Class C	2022	72,000	55,000
	2021	—	280,000
	2020	—	116,000
Class 529-A	2022	11,000	40,000
	2021	19,000	72,000
	2020	18,000	72,000
Class 529-C	2022	4,000	6,000
	2021	1,000	14,000
	2020	2,000	13,000

Plans of distribution — The fund has adopted plans of distribution (the “Plans”) pursuant to rule 12b-1 under the 1940 Act. The Plans permit the fund to expend amounts to finance any activity primarily intended to result in the sale of fund shares, provided the fund’s board of trustees has approved the category of expenses for which payment is being made.

Each Plan is specific to a particular share class of the fund. As the fund has not adopted a Plan for Class F-2, F-3, 529-F-2, 529-F-3, R-5E, R-5 or R-6, no 12b-1 fees are paid from Class F-2, F-3, 529-F-2, 529-F-3, R-5E, R-5 or R-6 share assets and the following disclosure is not applicable to these share classes.

Payments under the Plans may be made for service-related and/or distribution-related expenses. Service-related expenses include paying service fees to qualified dealers. Distribution-related expenses include commissions paid to qualified dealers. The amounts actually paid under the Plans for the past fiscal year, expressed as a percentage of the fund’s average daily net assets attributable to the applicable share class, are disclosed in the prospectus under “Fees and expenses of the fund.” Further information regarding the amounts available under each Plan is in the “Plans of Distribution” section of the prospectus.

American Funds Corporate Fund Page 56

Following is a brief description of the Plans:

Class A and 529-A — For Class A and 529-A shares, up to .25% of the fund’s average daily net assets attributable to such shares is reimbursed to the Principal Underwriter for paying service-related expenses, and the balance available under the applicable Plan may be paid to the Principal Underwriter for distribution-related expenses. The fund may annually expend up to .30% for Class A shares and up to .50% for Class 529-A shares under the applicable Plan; however, for Class 529-A shares, the board of trustees has approved payments to the Principal Underwriter of up to .30% of the fund’s average daily net assets, in the aggregate, for paying service- and distribution-related expenses.

Distribution-related expenses for Class A and 529-A shares include dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge. Commissions on these “no load” purchases (which are described in further detail under the “Sales Charges” section of this statement of additional information) in excess of the Class A and 529-A Plan limitations and not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable for 15 months, provided that the reimbursement of such commissions does not cause the fund to exceed the annual expense limit. After 15 months, these commissions are not recoverable.

Class T and 529-T — For Class T and 529-T shares, the fund may annually expend up to .50% under the applicable Plan; however, the fund’s board of trustees has approved payments to the Principal Underwriter of up to .25% of the fund’s average daily net assets attributable to Class T and 529-T shares for paying service-related expenses.

Other share classes — The Plans for each of the other share classes that have adopted Plans provide for payments to the Principal Underwriter for paying service-related and distribution-related expenses of up to the following amounts of the fund’s average daily net assets attributable to such shares:

Share class	Service related payments[1]	Distribution related payments[1]	Total allowable under the Plans[2]
Class C	0.25%	0.75%	1.00%
Class F-1	0.25	—	0.50
Class 529-C	0.25	0.75	1.00
Class 529-E	0.25	0.25	0.75
Class 529-F-1	0.25	—	0.50
Class R-1	0.25	0.75	1.00
Class R-2	0.25	0.50	1.00
Class R-2E	0.25	0.35	0.85
Class R-3	0.25	0.25	0.75
Class R-4	0.25	—	0.50

[1]	Amounts in these columns represent the amounts approved by the board of trustees under the applicable Plan.
[2]	The fund may annually expend the amounts set forth in this column under the current Plans with the approval of the board of trustees.

American Funds Corporate Fund Page 57

Payment of service fees — For purchases of less than $1 million, payment of service fees to investment dealers generally begins accruing immediately after establishment of an account in Class A, C, 529-A or 529-C shares. For purchases of $1 million or more, payment of service fees to investment dealers generally begins accruing 12 months after establishment of an account in Class A or 529-A shares. Service fees are not paid on certain investments made at net asset value including accounts established by registered representatives and their family members as described in the “Sales charges” section of the prospectus.

During the 2022 fiscal year, 12b-1 expenses accrued and paid, and if applicable, unpaid, were:

	12b-1 expenses	12b-1 unpaid liability outstanding
Class A	$2,977,000	$245,000
Class C	490,000	33,000
Class T	—	—
Class F-1	141,000	9,000
Class 529-A	153,000	11,000
Class 529-C	50,000	4,000
Class 529-E	12,000	1,000
Class 529-T	—	—
Class 529-F-1	—	—
Class R-1	15,000	1,000
Class R-2	49,000	7,000
Class R-2E	10,000	2,000
Class R-3	64,000	11,000
Class R-4	14,000	2,000

American Funds Corporate Fund Page 58

Approval of the Plans — As required by rule 12b-1 and the 1940 Act, the Plans (together with the Principal Underwriting Agreement) have been approved by the full board of trustees and separately by a majority of the independent trustees of the fund who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. In addition, the selection and nomination of independent trustees of the fund are committed to the discretion of the independent trustees during the existence of the Plans.

Potential benefits of the Plans to the fund and its shareholders include enabling shareholders to obtain advice and other services from a financial professional at a reasonable cost, the likelihood that the Plans will stimulate sales of the fund benefiting the investment process through growth or stability of assets and the ability of shareholders to choose among various alternatives in paying for sales and service. The Plans may not be amended to materially increase the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly by the board of trustees and the Plans must be renewed annually by the board of trustees.

A portion of the fund’s 12b-1 expense is paid to financial professionals to compensate them for providing ongoing services. If you have questions regarding your investment in the fund or need assistance with your account, please contact your financial professional. If you need a financial professional, please call American Funds Distributors at (800) 421-4120 for assistance.

Fee to Virginia529 — Class 529 shares are offered to certain American Funds by Virginia529 through CollegeAmerica and Class ABLE shares are offered to certain American Funds by Virginia529 through ABLEAmerica, a tax-advantaged savings program for individuals with disabilities. As compensation for its oversight and administration of the CollegeAmerica and ABLEAmerica savings plans, Virginia529 is entitled to receive a quarterly fee based on the combined net assets invested in Class 529 shares and Class ABLE shares across all American Funds. The quarterly fee is accrued daily and calculated at the annual rate of .09% on the first $20 billion of net assets invested in American Funds Class 529 shares and Class ABLE shares, .05% on net assets between $20 billion and $75 billion and .03% on net assets over $75 billion. The fee for any given calendar quarter is accrued and calculated on the basis of average net assets of American Funds Class 529 and Class ABLE shares for the last month of the prior calendar quarter. Virginia529 is currently waiving that portion of its fee attributable to Class ABLE shares. Such waiver is expected to remain in effect until the earlier of (a) the date on which total net assets invested in Class ABLE shares reach $300 million and (b) June 30, 2023.

American Funds Corporate Fund Page 59

Other compensation to dealers — As of March 31, 2022, the top dealers (or their affiliates) that American Funds Distributors anticipates will receive additional compensation (as described in the prospectus) include:

Advisor Group
FSC Securities Corporation
Ladenburg, Thalmann & Co., Inc.
Royal Alliance Associates, Inc.
SagePoint Financial, Inc.
Securities America, Inc.
Triad Advisors LLC
Woodbury Financial Services, Inc.
American Portfolios Financial Services, Inc.
Ameriprise
Ameriprise Financial Services LLC
Ameriprise Financial Services, Inc.
Cambridge
Cambridge Investment Research, Inc.
Cetera Financial Group
Cetera Advisor Networks LLC
Cetera Advisors LLC
Cetera Financial Specialists LLC
Cetera Investment Services LLC
First Allied Securities Inc.
Charles Schwab Network
Charles Schwab & Co., Inc.
Charles Schwab Trust Bank
Commonwealth
Commonwealth Financial Network
D.A. Davidson & Co.
Edward Jones
Equitable Advisors
Equitable Advisors LLC
Fidelity
Fidelity Investments
Fidelity Retirement Network
National Financial Services LLC
Hefren-Tillotson
Hefren-Tillotson, Inc.
HTK
Hornor, Townsend & Kent, LLC
J.P. Morgan Chase Banc One
J.P. Morgan Securities LLC
JP Morgan Chase Bank, N.A.
Janney Montgomery Scott
Janney Montgomery Scott LLC

American Funds Corporate Fund Page 60

Kestra Securities
Grove Point Investments LLC
Kestra Investment Services LLC
Lincoln Network
Lincoln Financial Advisors Corporation
Lincoln Financial Securities Corporation
LPL Group
LPL Financial LLC
Private Advisor Group, LLC
Merrill
Bank of America Private Bank
Merrill Lynch, Pierce, Fenner & Smith Incorporated
MML Investors Services
MML Distributors LLC
MML Investors Services, LLC
The MassMutual Trust Company FSB
Morgan Stanley Wealth Management
Northwestern Mutual
Northwestern Mutual Investment Services, LLC
Park Avenue Securities LLC
Raymond James Group
Raymond James & Associates, Inc.
Raymond James Financial Services Inc.
RBC
RBC Capital Markets LLC
Robert W. Baird
Robert W. Baird & Co, Incorporated
Stifel, Nicolaus & Co
Stifel, Nicolaus & Company, Incorporated
U.S. Bancorp Investments, Inc.
U.S. Bancorp Investments, Inc.
US Bank NA
UBS
UBS Financial Services, Inc.
UBS Securities, LLC
Voya Financial
Voya Financial Advisors, Inc.
Voya Financial Advisors LLC
Wells Fargo Network
Wells Fargo Advisors Financial Network, LLC
Wells Fargo Advisors LLC (WBS)
Wells Fargo Advisors Private Client Group
Wells Fargo Bank, N.A.
Wells Fargo Clearing Services LLC
Wells Fargo Securities, LLC

American Funds Corporate Fund Page 61

Execution of portfolio transactions

The investment adviser places orders with broker-dealers for the fund’s portfolio transactions. Purchases and sales of equity securities on a securities exchange or an over-the-counter market are effected through broker-dealers who receive commissions for their services. Generally, commissions relating to securities traded on foreign exchanges will be higher than commissions relating to securities traded on U.S. exchanges and may not be subject to negotiation. Equity securities may also be purchased from underwriters at prices that include underwriting fees. Purchases and sales of fixed income securities are generally made with an issuer or a primary market maker acting as principal with no stated brokerage commission. The price paid to an underwriter for fixed income securities includes underwriting fees. Prices for fixed income securities in secondary trades usually include undisclosed compensation to the market maker reflecting the spread between the bid and ask prices for the securities.

In selecting broker-dealers, the investment adviser strives to obtain “best execution” (the most favorable total price reasonably attainable under the circumstances) for the fund’s portfolio transactions, taking into account a variety of factors. These factors include the size and type of transaction, the nature and character of the markets for the security to be purchased or sold, the cost, quality, likely speed and reliability of execution and settlement, the broker-dealer’s or execution venue’s ability to offer liquidity and anonymity and the trade-off between market impact and opportunity costs. The investment adviser considers these factors, which involve qualitative judgments, when selecting broker-dealers and execution venues for fund portfolio transactions. The investment adviser views best execution as a process that should be evaluated over time as part of an overall relationship with particular broker-dealer firms. The investment adviser and its affiliates negotiate commission rates with broker-dealers based on what they believe is reasonably necessary to obtain best execution. They seek, on an ongoing basis, to determine what the reasonable levels of commission rates for execution services are in the marketplace, taking various considerations into account, including the extent to which a broker-dealer has put its own capital at risk, historical commission rates and commission rates that other institutional investors are paying. The fund does not consider the investment adviser as having an obligation to obtain the lowest commission rate available for a portfolio transaction to the exclusion of price, service and qualitative considerations. Brokerage commissions are only a small part of total execution costs and other factors, such as market impact and speed of execution, contribute significantly to overall transaction costs.

The investment adviser may execute portfolio transactions with broker-dealers who provide certain brokerage and/or investment research services to it but only when in the investment adviser’s judgment the broker-dealer is capable of providing best execution for that transaction. The investment adviser makes decisions for procurement of research separately and distinctly from decisions on the choice of brokerage and execution services. The receipt of these research services permits the investment adviser to supplement its own research and analysis and makes available the views of, and information from, individuals and the research staffs of other firms. Such views and information may be provided in the form of written reports, telephone contacts and meetings with securities analysts. These services may include, among other things, reports and other communications with respect to individual companies, industries, countries and regions, economic, political and legal developments, as well as scheduling meetings with corporate executives and seminars and conferences related to relevant subject matters. Research services that the investment adviser receives from broker-dealers may be used by the investment adviser in servicing the fund and other funds and accounts that it advises; however, not all such services will necessarily benefit the fund.

The investment adviser bears the cost of all third-party investment research services for all client accounts it advises. However, in order to compensate certain U.S. broker-dealers for research consumed, and valued, by the investment adviser’s investment professionals, the investment adviser continues to operate a limited commission sharing arrangement with commissions on equity trades for certain registered investment companies it advises. The investment adviser voluntarily reimburses such

American Funds Corporate Fund Page 62

registered investment companies for all amounts collected into the commission sharing arrangement. In order to operate the commission sharing arrangement, the investment adviser may cause such registered investment companies to pay commissions in excess of what other broker-dealers might have charged for certain portfolio transactions in recognition of brokerage and/or investment research services. In this regard, the investment adviser has adopted a brokerage allocation procedure consistent with the requirements of Section 28(e) of the Securities Exchange Act of 1934. Section 28(e) permits the investment adviser and its affiliates to cause an account to pay a higher commission to a broker-dealer to compensate the broker-dealer or another service provider for certain brokerage and/or investment research services provided to the investment adviser and its affiliates, if the investment adviser and each affiliate makes a good faith determination that such commissions are reasonable in relation to the value of the services provided by such broker-dealer to the investment adviser and its affiliates in terms of that particular transaction or the investment adviser’s overall responsibility to the fund and other accounts that it advises. Certain brokerage and/or investment research services may not necessarily benefit all accounts paying commissions to each such broker-dealer; therefore, the investment adviser and its affiliates assess the reasonableness of commissions in light of the total brokerage and investment research services provided to the investment adviser and its affiliates. Further, investment research services may be used by all investment associates of the investment adviser and its affiliates, regardless of whether they advise accounts with trading activity that generates eligible commissions.

In accordance with their internal brokerage allocation procedure, the investment adviser and its affiliates periodically assess the brokerage and investment research services provided by each broker-dealer and each other service provider from which they receive such services. As part of its ongoing relationships, the investment adviser and its affiliates routinely meet with firms to discuss the level and quality of the brokerage and research services provided, as well as the value and cost of such services. In valuing the brokerage and investment research services the investment adviser and its affiliates receive from broker-dealers and other research providers in connection with its good faith determination of reasonableness, the investment adviser and its affiliates take various factors into consideration, including the quantity, quality and usefulness of the services to the investment adviser and its affiliates. Based on this information and applying their judgment, the investment adviser and its affiliates set an annual research budget.

Research analysts and portfolio managers periodically participate in a research poll to determine the usefulness and value of the research provided by individual broker-dealers and research providers. Based on the results of this research poll, the investment adviser and its affiliates may, through commission sharing arrangements with certain broker-dealers, direct a portion of commissions paid to a broker-dealer by the fund and other registered investment companies managed by the investment adviser or its affiliates to be used to compensate the broker-dealer and/or other research providers for research services they provide. While the investment adviser and its affiliates may negotiate commission rates and enter into commission sharing arrangements with certain broker-dealers with the expectation that such broker-dealers will be providing brokerage and research services, none of the investment adviser, any of its affiliates or any of their clients incurs any obligation to any broker-dealer to pay for research by generating trading commissions. The investment adviser and its affiliates negotiate prices for certain research that may be paid through commission sharing arrangements or by themselves with cash.

When executing portfolio transactions in the same equity security for the funds and accounts, or portions of funds and accounts, over which the investment adviser, through its equity investment divisions, has investment discretion, each investment division within the adviser and its affiliates normally aggregates its respective purchases or sales and executes them as part of the same transaction or series of transactions. When executing portfolio transactions in the same fixed income security for the fund and the other funds or accounts over which it or one of its affiliated companies has investment discretion, the investment adviser normally aggregates such purchases or sales and executes them as part of the same transaction or series of transactions. The objective of aggregating

American Funds Corporate Fund Page 63

purchases and sales of a security is to allocate executions in an equitable manner among the funds and other accounts that have concurrently authorized a transaction in such security. The investment adviser and its affiliates serve as investment adviser for certain accounts that are designed to be substantially similar to another account. This type of account will often generate a large number of relatively small trades when it is rebalanced to its reference fund due to differing cash flows or when the account is initially started up. The investment adviser may not aggregate program trades or electronic list trades executed as part of this process. Non-aggregated trades performed for these accounts will be allocated entirely to that account. This is done only when the investment adviser believes doing so will not have a material impact on the price or quality of other transactions.

The investment adviser currently owns an interest in IEX Group and Luminex Trading and Analytics. The investment adviser may place orders on these or other exchanges or alternative trading systems in which it, or one of its affiliates, has an ownership interest, provided such ownership interest is less than five percent of the total ownership interests in the entity. The investment adviser is subject to the same best execution obligations when trading on any such exchange or alternative trading system.

Purchase and sale transactions may be effected directly among and between certain funds or accounts advised by the investment adviser or its affiliates, including the fund. The investment adviser maintains cross-trade policies and procedures and places a cross-trade only when such a trade is in the best interest of all participating clients and is not prohibited by the participating funds’ or accounts’ investment management agreement or applicable law.

The investment adviser may place orders for the fund’s portfolio transactions with broker-dealers who have sold shares of the funds managed by the investment adviser or its affiliated companies; however, it does not consider whether a broker-dealer has sold shares of the funds managed by the investment adviser or its affiliated companies when placing any such orders for the fund’s portfolio transactions.

Purchases and sales of futures contracts for the fund will be effected through executing brokers and FCMs that specialize in the types of futures contracts that the fund expects to hold. The investment adviser will use reasonable efforts to choose executing brokers and FCMs capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations. The investment adviser will monitor the executing brokers and FCMs used for purchases and sales of futures contracts for their ability to execute trades based on many factors, such as the sizes of the orders, the difficulty of executions, the operational facilities of the firm involved and other factors.

Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. The cost to the fund of engaging in such contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because such contracts are entered into on a principal basis, their prices usually include undisclosed compensation to the market maker reflecting the spread between the bid and ask prices for the contracts. The fund may incur additional fees in connection with the purchase or sale of certain contracts.

No brokerage commissions were paid by the fund on portfolio transactions for the fiscal years ended May 31, 2022, 2021 and 2020.

The fund is required to disclose information regarding investments in the securities of its “regular” broker-dealers (or parent companies of its regular broker-dealers) that derive more than 15% of their revenue from broker-dealer, underwriter or investment adviser activities. A regular broker-dealer is (a) one of the 10 broker-dealers that received from the fund the largest amount of brokerage commissions by participating, directly or indirectly, in the fund’s portfolio transactions during the fund’s most recently completed fiscal year; (b) one of the 10 broker-dealers that engaged as principal

American Funds Corporate Fund Page 64

in the largest dollar amount of portfolio transactions of the fund during the fund’s most recently completed fiscal year; or (c) one of the 10 broker-dealers that sold the largest amount of securities of the fund during the fund’s most recently completed fiscal year.

At the end of the fund’s most recently completed fiscal year, the fund’s regular broker-dealers included Citigroup Inc., Deutsche Bank A.G., Goldman Sachs Group, Inc., J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC, RBC Capital Markets LLC and Wells Fargo Securities, LLC. At the end of the fund’s most recently completed fiscal year, the fund held debt securities of Citigroup Inc. in the amount of $23,060,000, Deutsche Bank A.G. in the amount of $12,603,000, Goldman Sachs Group, Inc. in the amount of $34,447,000, J.P. Morgan Securities LLC in the amount of $27,022,000, Morgan Stanley & Co. LLC in the amount of $51,807,000, RBC Capital Markets LLC in the amount of $3,606,000, and Wells Fargo Securities, LLC in the amount of $39,256,000.

American Funds Corporate Fund Page 65

Disclosure of portfolio holdings

The fund’s investment adviser, on behalf of the fund, has adopted policies and procedures with respect to the disclosure of information about fund portfolio securities. These policies and procedures have been reviewed by the fund’s board of trustees, and compliance will be periodically assessed by the board in connection with reporting from the fund’s Chief Compliance Officer.

Under these policies and procedures, the fund’s complete list of portfolio holdings available for public disclosure, dated as of the end of each calendar quarter, is permitted to be posted on the Capital Group website no earlier than the 10th day after such calendar quarter. In practice, the publicly disclosed portfolio is typically posted on the Capital Group website within 30 days after the end of the calendar quarter. The publicly disclosed portfolio may exclude certain securities when deemed to be in the best interest of the fund as permitted by applicable regulations. In addition, the fund’s list of top 10 equity portfolio holdings measured by percentage of net assets, dated as of the end of each calendar month, is permitted to be posted on the Capital Group website no earlier than the 10th day after such month. Such portfolio holdings information may be disclosed to any person pursuant to an ongoing arrangement to disclose portfolio holdings information to such person no earlier than one day after the day on which the information is posted on the Capital Group website.

Certain intermediaries are provided additional information about the fund’s management team, including information on the fund’s portfolio securities they have selected. This information is provided to larger intermediaries that require the information to make the fund available for investment on the firm’s platform. Intermediaries receiving the information are required to keep it confidential and use it only to analyze the fund.

The fund’s custodian, outside counsel, auditor, financial printers, proxy voting service providers, pricing information vendors, consultants or agents operating under a contract with the investment adviser or its affiliates, co-litigants (such as in connection with a bankruptcy proceeding related to a fund holding) and certain other third parties described below, each of which requires portfolio holdings information for legitimate business and fund oversight purposes, may receive fund portfolio holdings information earlier. See the “General information” section in this statement of additional information for further information about the fund’s custodian, outside counsel and auditor.

The fund‘s portfolio holdings, dated as of the end of each calendar month, are made available to up to 20 key broker-dealer relationships with research departments to help them evaluate the fund for eligibility on approved lists or in model portfolios. These firms include certain of those listed under the “Other compensation to dealers” section of this statement of additional information and certain broker-dealer firms that offer trading platforms for registered investment advisers. Monthly holdings may be provided to these intermediaries no earlier than the 10th day after the end of the calendar month. In practice, monthly holdings are provided within 30 days after the end of the calendar month. Holdings may also be disclosed more frequently to certain statistical and data collection agencies including Morningstar, Lipper, Inc., Value Line, Vickers Stock Research, Bloomberg and Thomson Financial Research.

Affiliated persons of the fund, including officers of the fund and employees of the investment adviser and its affiliates, who receive portfolio holdings information are subject to restrictions and limitations on the use and handling of such information pursuant to applicable codes of ethics, including requirements not to trade in securities based on confidential and proprietary investment information, to maintain the confidentiality of such information, and to pre-clear securities trades and report securities transactions activity, as applicable. For more information on these restrictions and limitations, please see the “Code of ethics” section in this statement of additional information and the Code of Ethics. Third-party service providers of the fund and other entities, as described in this statement of additional information, receiving such information are subject to confidentiality

American Funds Corporate Fund Page 66

obligations and obligations that would prohibit them from trading in securities based on such information. When portfolio holdings information is disclosed other than through the Capital Group website to persons not affiliated with the fund, such persons will be bound by agreements (including confidentiality agreements) or fiduciary or other obligations that restrict and limit their use of the information to legitimate business uses only. None of the fund, its investment adviser or any of their affiliates receives compensation or other consideration in connection with the disclosure of information about portfolio securities.

Subject to board policies, the authority to disclose a fund’s portfolio holdings, and to establish policies with respect to such disclosure, resides with the appropriate investment-related committees of the fund’s investment adviser. In exercising their authority, the committees determine whether disclosure of information about the fund’s portfolio securities is appropriate and in the best interest of fund shareholders. The investment adviser has implemented policies and procedures to address conflicts of interest that may arise from the disclosure of fund holdings. For example, the investment adviser’s code of ethics specifically requires, among other things, the safeguarding of information about fund holdings and contains prohibitions designed to prevent the personal use of confidential, proprietary investment information in a way that would conflict with fund transactions. In addition, the investment adviser believes that its current policy of not selling portfolio holdings information and not disclosing such information to unaffiliated third parties until such holdings have been made public on the Capital Group website (other than to certain fund service providers and other third parties for legitimate business and fund oversight purposes) helps reduce potential conflicts of interest between fund shareholders and the investment adviser and its affiliates.

The fund’s investment adviser and its affiliates provide investment advice to clients other than the fund that have investment objectives that may be substantially similar to those of the fund. These clients also may have portfolios consisting of holdings substantially similar to those of the fund and generally have access to current portfolio holdings information for their accounts. These clients do not owe the fund’s investment adviser or the fund a duty of confidentiality with respect to disclosure of their portfolio holdings.

American Funds Corporate Fund Page 67

Price of shares

Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received by the fund or the Transfer Agent provided that your request contains all information and legal documentation necessary to process the transaction. The Transfer Agent may accept written orders for the sale of fund shares on a future date. These orders are subject to the Transfer Agent’s policies, which generally allow shareholders to provide a written request to sell shares at the net asset value on a specified date no more than five business days after receipt of the order by the Transfer Agent. Any request to sell shares on a future date will be rejected if the request is not in writing, if the requested transaction date is more than five business days after the Transfer Agent receives the request or if the request does not contain all information and legal documentation necessary to process the transaction.

The offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to the fund or the Transfer Agent, an investment dealer should be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter.

Prices that appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day’s closing price, while purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share, which is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. If the New York Stock Exchange makes a scheduled (e.g. the day after Thanksgiving) or an unscheduled close prior to 4 p.m. New York time, the net asset value of the fund will be determined at approximately the time the New York Stock Exchange closes on that day. If on such a day market quotations and prices from third-party pricing services are not based as of the time of the early close of the New York Stock Exchange but are as of a later time (up to approximately 4 p.m. New York time), for example because the market remains open after the close of the New York Stock Exchange, those later market quotations and prices will be used in determining the fund’s net asset value.

Orders in good order received after the New York Stock Exchange closes (scheduled or unscheduled) will be processed at the net asset value (plus any applicable sales charge) calculated on the following business day. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year’s Day; Martin Luther King Jr. Day; Presidents’ Day; Good Friday; Memorial Day; Juneteenth National Independence Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day. Each share class of the fund has a separately calculated net asset value (and share price).

Orders received by the investment dealer or authorized designee, the Transfer Agent or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Note that investment dealers or other intermediaries may have their own rules about share transactions and may have earlier cut-off times than those of the fund. For more information about how to purchase through your intermediary, contact your intermediary directly.

All portfolio securities of funds managed by Capital Research and Management Company (other than American Funds U.S. Government Money Market Fund) are valued, and the net asset values per share for each share class are determined, as indicated below. The fund follows standard industry practice by typically reflecting changes in its holdings of portfolio securities on the first business day following a portfolio trade.

American Funds Corporate Fund Page 68

Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. The pricing vendors base prices on, among other things, benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, underlying equity of the issuer, interest rate volatilities, spreads and other relationships observed in the markets among comparable securities and proprietary pricing models such as yield measures calculated using factors such as cash flows, prepayment information, default rates, delinquency and loss assumptions, financial or collateral characteristics or performance, credit enhancements, liquidation value calculations, specific deal information and other reference data. The fund’s investment adviser performs certain checks on vendor prices prior to calculation of the fund’s net asset value. When the investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed income and equity characteristics (e.g., convertible bonds, preferred stocks, units comprised of more than one type of security, etc.), or equity securities traded principally among fixed income dealers, are generally valued in the manner described above for either equity or fixed income securities, depending on which method is deemed most appropriate by the investment adviser.

Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Futures contracts are generally valued at the official settlement price of, or the last reported sale price on, the principal exchange or market on which such instruments are traded, as of the close of business on the day the contracts are being valued or, lacking any sales, at the last available bid price.

Swaps, including both interest rate swaps and positions in credit default swap indices, are valued using market quotations or valuations provided by one or more pricing vendors.

Assets or liabilities initially expressed in terms of currencies other than U.S. dollars are translated prior to the next determination of the net asset value of the fund’s shares into U.S. dollars at the prevailing market rates.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are valued at fair value as determined in good faith under fair value guidelines adopted by authority of the fund’s board. Subject to board oversight, the fund’s board has appointed the fund’s investment adviser to make fair valuation determinations, which are directed by a valuation committee established by the fund’s investment adviser. The board receives regular reports describing fair-valued securities and the valuation methods used.

The valuation committee has adopted guidelines and procedures (consistent with SEC rules and guidance) to consider certain relevant principles and factors when making fair value determinations. As a general principle, securities lacking readily available market quotations, or that have quotations that are considered unreliable by the investment adviser, are valued in good faith by the valuation committee based upon what the fund might reasonably expect to receive upon their current sale. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ

American Funds Corporate Fund Page 69

materially from valuations that would have been used had greater market activity occurred. The valuation committee considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security and changes in overall market conditions. The valuation committee employs additional fair value procedures to address issues related to equity securities that trade principally in markets outside the United States. Such securities may trade in markets that open and close at different times, reflecting time zone differences. If significant events occur after the close of a market (and before the fund’s net asset values are next determined) which affect the value of equity securities held in the fund’s portfolio, appropriate adjustments from closing market prices may be made to reflect these events. Events of this type could include, for example, earthquakes and other natural disasters or significant price changes in other markets (e.g., U.S. stock markets).

Each class of shares represents interests in the same portfolio of investments and is identical in all respects to each other class, except for differences relating to distribution, service and other charges and expenses, certain voting rights, differences relating to eligible investors, the designation of each class of shares, conversion features and exchange privileges. Expenses attributable to the fund, but not to a particular class of shares, are borne by each class pro rata based on relative aggregate net assets of the classes. Expenses directly attributable to a class of shares are borne by that class of shares. Liabilities attributable to particular share classes, such as liabilities for repurchase of fund shares, are deducted from total assets attributable to such share classes.

Net assets so obtained for each share class are then divided by the total number of shares outstanding of that share class, and the result, rounded to the nearest cent, is the net asset value per share for that class.

American Funds Corporate Fund Page 70

Taxes and distributions

Disclaimer: Some of the following information may not apply to certain shareholders, including those holding fund shares in a tax-favored account, such as a retirement plan or education savings account. Shareholders should consult their tax advisors about the application of federal, state and local tax law in light of their particular situation.

Taxation as a regulated investment company — The fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income taxes, the fund intends to distribute substantially all of its net investment income and realized net capital gains on a fiscal year basis, and intends to comply with other tests applicable to regulated investment companies under Subchapter M.

The Code includes savings provisions allowing the fund to cure inadvertent failures of certain qualification tests required under Subchapter M. However, should the fund fail to qualify under Subchapter M, the fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains.

Amounts not distributed by the fund on a timely basis in accordance with a calendar year distribution requirement may be subject to a nondeductible 4% excise tax. Unless an applicable exception applies, to avoid the tax, the fund must distribute during each calendar year an amount equal to the sum of (a) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (b) at least 98.2% of its capital gains in excess of its capital losses for the twelve month period ending on October 31, and (c) all ordinary income and capital gains for previous years that were not distributed during such years and on which the fund paid no U.S. federal income tax.

Dividends paid by the fund from ordinary income or from an excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income dividends. Shareholders of the fund that are individuals and meet certain holding period requirements with respect to their fund shares may be eligible for reduced tax rates on “qualified dividend income,” if any, distributed by the fund to such shareholders.

The fund may declare a capital gain distribution consisting of the excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carryforward of the fund.

The fund may retain a portion of net capital gain for reinvestment and may elect to treat such capital gain as having been distributed to shareholders of the fund. Shareholders may receive a credit for the tax that the fund paid on such undistributed net capital gain and would increase the basis in their shares of the fund by the difference between the amount of includible gains and the tax deemed paid by the shareholder.

Distributions of net capital gain that the fund properly reports as a capital gain distribution generally will be taxable as long-term capital gain, regardless of the length of time the shares of the fund have been held by a shareholder. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any capital gain distributions (including any undistributed amounts treated as distributed capital gains, as described above) during such six-month period.

Capital gain distributions by the fund result in a reduction in the net asset value of the fund’s shares. Investors should consider the tax implications of buying shares just prior to a capital gain distribution.

American Funds Corporate Fund Page 71

The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will subsequently receive a partial return of their investment capital upon payment of the distribution, which will be taxable to them.

Certain distributions reported by the fund as Section 163(j) interest dividends may be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under Section 163(j) of the Code. Such treatment by the shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that the fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the fund’s business interest income over the sum of the fund’s (i) business interest expense and (ii) other deductions properly allocable to the fund’s business interest income.

Individuals (and certain other non-corporate entities) are generally eligible for a 20% deduction with respect to taxable ordinary REIT dividends. Applicable Treasury regulations allow the fund to pass through to its shareholders such taxable ordinary REIT dividends. Accordingly, individual (and certain other non-corporate) shareholders of the fund that have received such taxable ordinary REIT dividends may be able to take advantage of this 20% deduction with respect to any such amounts passed through.

Redemptions and exchanges of fund shares — Redemptions of shares, including exchanges for shares of other American Funds, may result in federal, state and local tax consequences (gain or loss) to the shareholder.

Any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of. Any loss disallowed under this rule will be added to the shareholder’s tax basis in the new shares purchased.

If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced or no sales charge for shares of the fund, or of a different fund acquired before January 31st of the year following the year the shareholder exchanged or otherwise disposed of the original fund shares, the sales charge previously incurred in acquiring the fund’s shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other fund(s).

Tax consequences of investing in non-U.S. securities — Dividend and interest income received by the fund from sources outside the United States may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the United States, however, may reduce or eliminate these foreign taxes. Some foreign countries impose taxes on capital gains with respect to investments by foreign investors.

If more than 50% of the value of the total assets of the fund at the close of the taxable year consists of securities of foreign corporations, the fund may elect to pass through to shareholders the foreign taxes paid by the fund. If such an election is made, shareholders may claim a credit or deduction on their federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the fund to foreign countries. The application of the foreign tax credit depends upon the particular circumstances of each shareholder.

American Funds Corporate Fund Page 72

Foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to fluctuations in foreign exchange rates, are generally taxable as ordinary income or loss. These gains or losses may increase or decrease the amount of dividends payable by the fund to shareholders. A fund may elect to treat gain and loss on certain foreign currency contracts as capital gain and loss instead of ordinary income or loss.

If the fund invests in stock of certain passive foreign investment companies (PFICs), the fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise tax years. Deductions for losses are allowable only to the extent of any previously recognized gains. Both gains and losses will be treated as ordinary income or loss, and the fund is required to distribute any resulting income. If the fund is unable to identify an investment as a PFIC security and thus does not make a timely mark-to-market election, the fund may be subject to adverse tax consequences.

Tax consequences of investing in derivatives — The fund may enter into transactions involving derivatives, such as futures, swaps and forward contracts. Special tax rules may apply to these types of transactions that could defer losses to the fund, accelerate the fund’s income, alter the holding period of certain securities or change the classification of capital gains. These tax rules may therefore impact the amount, timing and character of fund distributions.

Other tax considerations — After the end of each calendar year, individual shareholders holding fund shares in taxable accounts will receive a statement of the federal income tax status of all distributions. Shareholders of the fund also may be subject to state and local taxes on distributions received from the fund.

For fund shares acquired on or after January 1, 2012, the fund is required to report cost basis information for redemptions, including exchanges, to both shareholders and the IRS.

Shareholders may obtain more information about cost basis online at capitalgroup.com/costbasis.

Under the backup withholding provisions of the Code, the fund generally will be required to withhold federal income tax on all payments made to a shareholder if the shareholder either does not furnish the fund with the shareholder’s correct taxpayer identification number or fails to certify that the shareholder is not subject to backup withholding. Backup withholding also applies if the IRS notifies the shareholder or the fund that the taxpayer identification number provided by the shareholder is incorrect or that the shareholder has previously failed to properly report interest or dividend income.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons (i.e., U.S. citizens and legal residents and U.S. corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to U.S. withholding taxes.

American Funds Corporate Fund Page 73

Unless otherwise noted, all references in the following pages to Class A, C, T or F shares also refer to the corresponding Class 529-A, 529-C, 529-T or 529-F shares. Class 529 shareholders should also refer to the applicable program description for information on policies and services specifically relating to these accounts. Shareholders holding shares through an eligible retirement plan should contact their plan’s administrator or recordkeeper for information regarding purchases, sales and exchanges.

Purchase and exchange of shares

Purchases by individuals — As described in the prospectus, you may generally open an account and purchase fund shares by contacting a financial professional or investment dealer authorized to sell the fund’s shares. You may make investments by any of the following means:

Contacting your financial professional — Deliver or mail a check to your financial professional.

By mail — For initial investments, you may mail a check, made payable to the fund, directly to the address indicated on the account application. Please indicate an investment dealer on the account application. You may make additional investments by filling out the “Account Additions” form at the bottom of a recent transaction confirmation and mailing the form, along with a check made payable to the fund, using the envelope provided with your confirmation.

The amount of time it takes for us to receive regular U.S. postal mail may vary and there is no assurance that we will receive such mail on the day you expect. Mailing addresses for regular U.S. postal mail can be found in the prospectus. To send investments or correspondence to us via overnight mail or courier service, use either of the following addresses:

American Funds

12711 North Meridian Street

Carmel, IN 46032-9181

American Funds

5300 Robin Hood Road

Norfolk, VA 23513-2407

By telephone — Calling American Funds Service Company. Please see the “Shareholder account services and privileges” section of this statement of additional information for more information regarding this service.

By Internet — Using capitalgroup.com. Please see the “Shareholder account services and privileges” section of this statement of additional information for more information regarding this service.

American Funds Corporate Fund Page 74

By wire — If you are making a wire transfer, instruct your bank to wire funds to:

Wells Fargo Bank

ABA Routing No. 121000248

Account No. 4600-076178

Your bank should include the following information when wiring funds:

For credit to the account of:

American Funds Service Company

(fund’s name)

For further credit to:

(shareholder’s fund account number)

(shareholder’s name)

You may contact American Funds Service Company at (800) 421-4225 if you have questions about making wire transfers.

Other purchase information — Class 529 shares may be purchased only through CollegeAmerica by investors establishing qualified higher education savings accounts. Class 529-E shares may be purchased only by investors participating in CollegeAmerica through an eligible employer plan. American Funds state tax-exempt funds are qualified for sale only in certain jurisdictions, and tax-exempt funds in general should not serve as retirement plan investments. In addition, the fund and the Principal Underwriter reserve the right to reject any purchase order.

Class R-5 and R-6 shares may be made available to certain charitable foundations organized and maintained by The Capital Group Companies, Inc. or its affiliates. Class R-6 shares are also available to corporate investment accounts established by The Capital Group Companies, Inc. and its affiliates.

Class R-5 and R-6 shares may also be made available to Virginia529 for use in the Virginia Education Savings Trust and the Virginia Prepaid Education Program and other registered investment companies approved by the fund’s investment adviser or distributor. Class R-6 shares are also available to other post employment benefits plans.

Purchase minimums and maximums — All investments are subject to the purchase minimums and maximums described in the prospectus. As noted in the prospectus, purchase minimums may be waived or reduced in certain cases.

In the case of American Funds non-tax-exempt funds, the initial purchase minimum of $25 may be waived for the following account types:

·	Payroll deduction retirement plan accounts (such as, but not limited to, 403(b), 401(k), SIMPLE IRA, SARSEP and deferred compensation plan accounts); and
·	Employer-sponsored CollegeAmerica accounts.

American Funds Corporate Fund Page 75

The following account types may be established without meeting the initial purchase minimum:

·	Retirement accounts that are funded with employer contributions; and
·	Accounts that are funded with monies set by court decree.

The following account types may be established without meeting the initial purchase minimum, but shareholders wishing to invest in two or more funds must meet the normal initial purchase minimum of each fund:

·	Accounts that are funded with (a) transfers of assets, (b) rollovers from retirement plans, (c) rollovers from 529 college savings plans or (d) required minimum distribution automatic exchanges; and
·	American Funds U.S. Government Money Market Fund accounts registered in the name of clients of Capital Group Private Client Services.

Certain accounts held on the fund’s books, known as omnibus accounts, contain multiple underlying accounts that are invested in shares of the fund. These underlying accounts are maintained by entities such as financial intermediaries and are subject to the applicable initial purchase minimums as described in the prospectus and this statement of additional information. However, in the case where the entity maintaining these accounts aggregates the accounts’ purchase orders for fund shares, such accounts are not required to meet the fund’s minimum amount for subsequent purchases.

Exchanges — With the exception of Class T shares, for which rights of exchange are not generally available, you may only exchange shares without a sales charge into other American Funds within the same share class; however, Class A, C, T or F shares may also generally be exchanged without a sales charge for the corresponding 529 share class. Clients of Capital Group Private Client Services may exchange the shares of the fund for those of any other fund(s) managed by Capital Research and Management Company or its affiliates.

Notwithstanding the above, exchanges from Class A shares of American Funds U.S. Government Money Market Fund may be made to Class C shares of other American Funds for dollar cost averaging purposes.

Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from American Funds U.S. Government Money Market Fund are subject to applicable sales charges, unless the American Funds U.S. Government Money Market Fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.

Exchanges of Class F shares generally may only be made through fee-based programs of investment firms that have special agreements with the fund’s distributor and certain registered investment advisors.

You may exchange shares of other classes by contacting your financial professional by calling American Funds Service Company at (800) 421-4225 or using capitalgroup.com, or faxing (see “American Funds Service Company service areas” in the prospectus for the appropriate fax numbers) the Transfer Agent. For more information, see “Shareholder account services and privileges” in this statement of additional information. These transactions have the same tax consequences as ordinary sales and purchases.

Shares held in employer-sponsored retirement plans may be exchanged into other American Funds by contacting your plan administrator or recordkeeper. Exchange redemptions and purchases are

American Funds Corporate Fund Page 76

processed simultaneously at the share prices next determined after the exchange order is received (see “Price of shares” in this statement of additional information).

Conversion — Class C shares of the fund automatically convert to Class A shares in the month of the 8-year anniversary of the purchase date. Class 529-C shares of the fund automatically convert to Class 529-A shares in the month of the 5-year anniversary of the purchase date. The board of trustees of the fund reserves the right at any time, without shareholder approval, to amend the conversion features of the Class C and Class 529-C shares, including without limitation, providing for conversion into a different share class or for no conversion. In making its decision, the board of trustees will consider, among other things, the effect of any such amendment on shareholders.

Frequent trading of fund shares — As noted in the prospectus, certain redemptions may trigger a restriction under the fund’s “frequent trading policy.” Under this policy, systematic redemptions will not trigger a restriction and systematic purchases will not be prevented if the entity maintaining the shareholder account is able to identify the transaction as a systematic redemption or purchase. For purposes of this policy, systematic redemptions include, for example, regular periodic automatic redemptions and statement of intention escrow share redemptions. Systematic purchases include, for example, regular periodic automatic purchases and automatic reinvestments of dividends and capital gain distributions. Generally, purchases and redemptions will not be considered “systematic” unless the transaction is prescheduled for a specific date.

Potentially abusive activity — American Funds Service Company will monitor for the types of activity that could potentially be harmful to the American Funds — for example, short-term trading activity in multiple funds. When identified, American Funds Service Company will request that the shareholder discontinue the activity. If the activity continues, American Funds Service Company will freeze the shareholder account to prevent all activity other than redemptions of fund shares.

Moving between share classes

If you wish to “move” your investment between share classes (within the same fund or between different funds), we generally will process your request as an exchange of the shares you currently hold for shares in the new class or fund. Below is more information about how sales charges are handled for various scenarios.

Exchanging Class C shares for Class A or Class T shares — If you exchange Class C shares for Class A or Class T shares, you are still responsible for paying any Class C contingent deferred sales charges and applicable Class A or Class T sales charges.

Exchanging Class C shares for Class F shares — If you are part of a qualified fee-based program or approved self-directed platform and you wish to exchange your Class C shares for Class F shares to be held in the program, you are still responsible for paying any applicable Class C contingent deferred sales charges.

Exchanging Class F shares for Class A shares — You can exchange Class F shares held in a qualified fee-based program for Class A shares without paying an initial Class A sales charge if you are leaving or have left the fee-based program. Your financial intermediary can also convert Class F-1 shares to Class A shares without a sales charge if they are held in a brokerage account and they were initially transferred to the account or converted from Class C shares. You can exchange Class F shares received in a conversion from Class C shares for Class A shares at any time without paying an initial Class A sales charge if you notify American Funds Service Company of the conversion when you make your request. If you have already redeemed your Class F shares, the foregoing requirements apply and you must purchase Class

American Funds Corporate Fund Page 77

A shares within 90 days after redeeming your Class F shares to receive the Class A shares without paying an initial Class A sales charge.

Exchanging Class A or Class T shares for Class F shares — If you are part of a qualified fee-based program or approved self-directed platform and you wish to exchange your Class A or Class T shares for Class F shares to be held in the program, any Class A or Class T sales charges (including contingent deferred sales charges) that you paid or are payable will not be credited back to your account.

Exchanging Class A shares for Class R shares — Provided it is eligible to invest in Class R shares, a retirement plan currently invested in Class A shares may exchange its shares for Class R shares. Any Class A sales charges that the retirement plan previously paid will not be credited back to the plan’s account. No contingent deferred sales charge will be assessed as part of the share class conversion.

Moving between Class F shares — If you are part of a qualified fee-based program that offers Class F shares, you may exchange your Class F shares for any other Class F shares to be held in the program. For example, if you hold Class F-2 shares, you may exchange your shares for Class F-1 or Class F-3 shares to be held in the program.

Moving between other share classes — If you desire to move your investment between share classes and the particular scenario is not described in this statement of additional information, please contact American Funds Service Company at (800) 421-4225 for more information.

Non-reportable transactions — Automatic conversions described in the prospectus will be non-reportable for tax purposes. In addition, an exchange of shares from one share class of a fund to another share class of the same fund will be treated as a non-reportable exchange for tax purposes, provided that the exchange request is received in writing by American Funds Service Company and processed as a single transaction. However, a movement between a 529 share class and a non-529 share class of the same fund will be reportable.

American Funds Corporate Fund Page 78

Sales charges

Class A purchases

Purchases by certain 403(b) plans

A 403(b) plan may not invest in American Funds Class A or C shares unless such plan was invested in Class A or C shares before January 1, 2009.

Participant accounts of a 403(b) plan that invested in American Funds Class A or C shares and were treated as an individual-type plan for sales charge purposes before January 1, 2009, may continue to be treated as accounts of an individual-type plan for sales charge purposes. Participant accounts of a 403(b) plan that invested in American Funds Class A or C shares and were treated as an employer-sponsored plan for sales charge purposes before January 1, 2009, may continue to be treated as accounts of an employer-sponsored plan for sales charge purposes. Participant accounts of a 403(b) plan that was established on or after January 1, 2009, are treated as accounts of an employer-sponsored plan for sales charge purposes.

Purchases by SEP plans and SIMPLE IRA plans

Participant accounts in a Simplified Employee Pension (SEP) plan or a Savings Incentive Match Plan for Employees of Small Employers IRA (SIMPLE IRA) will be aggregated at the plan level for Class A sales charge purposes if an employer adopts a prototype plan produced by American Funds Distributors, Inc. or (a) the employer or plan sponsor submits all contributions for all participating employees in a single contribution transmittal or the contributions are identified as related to the same plan; (b) each transmittal is accompanied by checks or wire transfers and generally must be submitted through the transfer agent’s automated contribution system if held on the fund’s books; and (c) if the fund is expected to carry separate accounts in the name of each plan participant and (i) the employer or plan sponsor notifies the funds’ transfer agent or the intermediary holding the account that the separate accounts of all plan participants should be linked and (ii) all new participant accounts are established by submitting the appropriate documentation on behalf of each new participant. Participant accounts in a SEP or SIMPLE plan that are eligible to aggregate their assets at the plan level may not also aggregate the assets with their individual accounts.

American Funds Corporate Fund Page 79

Other purchases

In addition, American Funds Class A and Class 529-A shares may be offered at net asset value to companies exchanging securities with the fund through a merger, acquisition or exchange offer and to certain individuals meeting the criteria described above who invested in Class A and Class 529-A shares before Class F-2 and Class 529-F-2 shares were made available under this privilege.

Transfers to CollegeAmerica — A transfer from the Virginia Prepaid Education ProgramSM or the Virginia Education Savings TrustSM to a CollegeAmerica account will be made with no sales charge. No commission will be paid to the dealer on such a transfer. Investment dealers will be compensated solely with an annual service fee that begins to accrue immediately.

Class F-2 and Class 529-F-2 purchases

If requested, American Funds Class F-2 and Class 529-F-2 shares will be sold to:

(1)	current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to the funds managed by Capital Research and Management Company, current or retired employees of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons; and
(2)	The Capital Group Companies, Inc. and its affiliated companies.

Once an account in Class F-2 or Class 529-F-2 is established under this privilege, additional investments can be made in Class F-2 or Class 529-F-2 for the life of the account. Depending on the financial intermediary holding your account, these privileges may be unavailable. Investors should consult their financial intermediary for further information.

Moving between accounts — American Funds investments by certain account types may be moved to other account types without incurring additional Class A sales charges. These transactions include:

·	redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase fund shares in an IRA or other individual-type retirement account;
·	required minimum distributions from an IRA or other individual-type retirement account used to purchase fund shares in a non-retirement account; and
·	death distributions paid to a beneficiary’s account that are used by the beneficiary to purchase fund shares in a different account.

Investors may not move investments from a Capital Bank & Trust Company SIMPLE IRA Plus to a Capital Bank & Trust Company SIMPLE IRA unless it is part of a plan transfer or to a current employer’s Capital Bank & Trust Company SIMPLE IRA plan.

These privileges are generally available only if your account is held directly with the fund’s transfer agent or if the financial intermediary holding your account has the systems, policies and procedures to support providing the privileges on its systems. Investors should consult their financial intermediary for further information.

Loan repayments — Repayments on loans taken from a retirement plan are not subject to sales charges if American Funds Service Company is notified of the repayment.

American Funds Corporate Fund Page 80

Dealer commissions and compensation — Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to initial sales charges. These purchases consist of a) purchases of $1 million or more, and b) purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees. Commissions on such investments (other than IRA rollover assets that roll over at no sales charge under the fund’s IRA rollover policy as described in the prospectus) are paid to dealers at the following rates: 1.00% on amounts of less than $10 million, .50% on amounts of at least $10 million but less than $25 million and .25% on amounts of at least $25 million. Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines. For example, if a shareholder has accumulated investments in excess of $10 million (but less than $25 million) and subsequently redeems all or a portion of the account(s), purchases following the redemption will generate a dealer commission of .50%.

A dealer concession of up to 1% may be paid by the fund under its Class A plan of distribution to reimburse the Principal Underwriter in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.

American Funds Corporate Fund Page 81

Sales charge reductions and waivers

Reducing your Class A sales charge — As described in the prospectus, there are various ways to reduce your sales charge when purchasing Class A shares. Additional information about Class A sales charge reductions is provided below.

Statement of intention — By establishing a statement of intention (the "Statement"), you enter into a nonbinding commitment to purchase shares of American Funds (excluding American Funds U.S. Government Money Market Fund) over a 13-month period and receive the same sales charge (expressed as a percentage of your purchases) as if all shares had been purchased at once, unless the Statement is upgraded as described below.

The Statement period starts on the date on which your first purchase made toward satisfying the Statement is processed. Your accumulated holdings (as described in the paragraph below titled “Rights of accumulation”) eligible to be aggregated as of the day immediately before the start of the Statement period may be credited toward satisfying the Statement.

You may revise the commitment you have made in your Statement upward at any time during the Statement period. If your prior commitment has not been met by the time of the revision, the Statement period during which purchases must be made will remain unchanged. Purchases made from the date of the revision will receive the reduced sales charge, if any, resulting from the revised Statement. If your prior commitment has been met by the time of the revision, your original Statement will be considered met and a new Statement will be established.

The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions to dealers will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder’s death.

When a shareholder elects to use a Statement, shares equal to 5% of the dollar amount specified in the Statement may be held in escrow in the shareholder’s account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder’s account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified Statement period the investments made during the statement period will be adjusted to reflect the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder’s account at the time a purchase was made during the Statement period will receive a corresponding commission adjustment if appropriate.

In addition, if you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to apply purchases under such contracts and policies to a Statement.

Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms and those in the prospectus with their first purchase.

The Statement period may be extended in cases where the fund’s distributor determines it is appropriate to do so; for example in periods when there are extenuating circumstances such as a natural disaster that may limit an individual’s ability to meet the investment required under the Statement.

American Funds Corporate Fund Page 82

Aggregation — Qualifying investments for aggregation include those made by you and your “immediate family” as defined in the prospectus, if all parties are purchasing shares for their own accounts and/or:

·	individual-type employee benefit plans, such as an IRA, single-participant Keogh-type plan, or a participant account of a 403(b) plan that is treated as an individual-type plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Sales charges” in this statement of additional information);
·	SEP plans and SIMPLE IRA plans established after November 15, 2004, by an employer adopting any plan document other than a prototype plan produced by American Funds Distributors, Inc.;
·	business accounts solely controlled by you or your immediate family (for example, you own the entire business);
·	trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor’s death the trust account may be aggregated with such beneficiary’s own accounts; for trusts with multiple primary beneficiaries, upon the trustor’s death the trustees of the trust may instruct American Funds Service Company to establish separate trust accounts for each primary beneficiary; each primary beneficiary’s separate trust account may then be aggregated with such beneficiary’s own accounts);
·	endowments or foundations established and controlled by you or your immediate family; or
·	529 accounts, which will be aggregated at the account owner level (Class 529-E accounts may only be aggregated with an eligible employer plan).

Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

·	for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;
·	made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;
·	for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;
·	for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations;
·	for participant accounts of a 403(b) plan that is treated as an employer-sponsored plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Sales charges” in this statement of additional information), or made for participant accounts of two or more such plans, in each case of a single employer or affiliated employers as defined in the 1940 Act; or
·	for a SEP or SIMPLE IRA plan established after November 15, 2004, by an employer adopting a prototype plan produced by American Funds Distributors, Inc.

Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the

American Funds Corporate Fund Page 83

customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Joint accounts may be aggregated with other accounts belonging to the primary owner and/or his or her immediate family. The primary owner of a joint account is the individual responsible for taxes on the account.

Concurrent purchases — As described in the prospectus, you may reduce your Class A sales charge by combining purchases of all classes of shares in American Funds. Shares of American Funds U.S. Government Money Market Fund purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of American Funds U.S. Government Money Market Fund Class A shares are excluded. If you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to combine purchases made under such contracts and policies to reduce your Class A sales charge.

American Funds Corporate Fund Page 84

Rights of accumulation — Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in all share classes of American Funds to determine your sales charge on investments in accounts eligible to be aggregated. Direct purchases of American Funds U.S. Government Money Market Fund Class A shares are excluded. Subject to your investment dealer’s or recordkeeper’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (the “market value”) as of the day prior to your American Funds investment or (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the “cost value”). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, accounts held in nominee or street name may not be eligible for calculation at cost value and instead may be calculated at market value for purposes of rights of accumulation.

The value of all of your holdings in accounts established in calendar year 2005 or earlier will be assigned an initial cost value equal to the market value of those holdings as of the last business day of 2005. Thereafter, the cost value of such accounts will increase or decrease according to actual investments or withdrawals. You must contact your financial professional or American Funds Service Company if you have additional information that is relevant to the calculation of the value of your holdings.

When determining your American Funds Class A sales charge, if your investment is not in an employer-sponsored retirement plan, you may also continue to take into account the market value (as of the day prior to your American Funds investment) of your individual holdings in various American Legacy variable annuity contracts and variable life insurance policies that were established on or before March 31, 2007. An employer-sponsored retirement plan may also continue to take into account the market value of its investments in American Legacy Retirement Investment Plans that were established on or before March 31, 2007.

You may not purchase Class C or 529-C shares if such combined holdings cause you to be eligible to purchase Class A or 529-A shares at the $1 million or more sales charge discount rate (i.e. at net asset value).

If you make a gift of American Funds Class A shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your American Funds and applicable American Legacy accounts.

American Funds Corporate Fund Page 85

Reducing your Class T sales charge — As described in the prospectus, the initial sales charge you pay each time you buy Class T shares may differ depending upon the amount you invest and may be reduced for larger purchases. Additionally, Class T shares acquired through reinvestment of dividends or capital gain distributions are not subject to an initial sales charge. Sales charges on Class T shares are applied on a transaction-by-transaction basis, and, accordingly, Class T shares are not eligible for any other sales charge waivers or reductions, including through the aggregation of Class T shares concurrently purchased by other related accounts or in other American Funds. The sales charge applicable to Class T shares may not be reduced by establishing a statement of intention, and rights of accumulation are not available for Class T shares.

CDSC waivers for Class A and C shares — As noted in the prospectus, a contingent deferred sales charge (“CDSC”) will be waived for redemptions due to death or post-purchase disability of a shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Transfer Agent of the other joint tenant’s death and removes the decedent’s name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the Transfer Agent is notified of the death of a joint tenant will be subject to a CDSC.

In addition, a CDSC will be waived for the following types of transactions, if they do not exceed 12% of the value of an “account” (defined below) annually (the “12% limit”):

·	Required minimum distributions taken from retirement accounts in accordance with IRS regulations.
·	Redemptions through an automatic withdrawal plan (“AWP”) (see “Automatic withdrawals” under “Shareholder account services and privileges” in this statement of additional information). For each AWP payment, assets that are not subject to a CDSC, such as shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular AWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through an AWP will also count toward the 12% limit. In the case of an AWP, the 12% limit is calculated at the time an automatic redemption is first made, and is recalculated at the time each additional automatic redemption is made. Shareholders who establish an AWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

For purposes of this paragraph, “account” means your investment in the applicable class of shares of the particular fund from which you are making the redemption.

The CDSC on American Funds Class A shares may be waived in cases where the fund’s transfer agent determines the benefit to the fund of collecting the CDSC would be outweighed by the cost of applying it.

CDSC waivers are allowed only in the cases listed here and in the prospectus. For example, CDSC waivers will not be allowed on redemptions of Class 529-C shares due to termination of CollegeAmerica; a determination by the Internal Revenue Service that CollegeAmerica does not qualify as a qualified tuition program under the Code; proposal or enactment of law that eliminates or limits the tax-favored status of CollegeAmerica; or elimination of the fund by Virginia529 as an option for additional investment within CollegeAmerica.

American Funds Corporate Fund Page 86

Selling shares

The methods for selling (redeeming) shares are described more fully in the prospectus. If you wish to sell your shares by contacting American Funds Service Company directly, any such request must be signed by the registered shareholders. To contact American Funds Service Company via overnight mail or courier service, see “Purchase and exchange of shares.”

A signature guarantee may be required for certain redemptions. In such an event, your signature may be guaranteed by a domestic stock exchange or the Financial Industry Regulatory Authority, bank, savings association or credit union that is an eligible guarantor institution. The Transfer Agent reserves the right to require a signature guarantee on any redemptions.

Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts. You must include with your written request any shares you wish to sell that are in certificate form.

If you sell Class A or C shares and request a specific dollar amount to be sold, we will sell sufficient shares so that the sale proceeds, after deducting any applicable CDSC, equals the dollar amount requested.

If you hold multiple American Funds and a CDSC applies to the shares you are redeeming, the CDSC will be calculated based on the applicable class of shares of the particular fund from which you are making the redemption.

Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier’s checks) for shares purchased have cleared (normally seven business days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), the fund typically expects to pay redemption proceeds one business day following receipt and acceptance of a redemption order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.

You may request that redemption proceeds of $1,000 or more from American Funds U.S. Government Money Market Fund be wired to your bank by writing American Funds Service Company. A signature guarantee is required on all requests to wire funds and you may be subject to a fee for the transaction.

American Funds Corporate Fund Page 87

Shareholder account services and privileges

The following services and privileges are generally available to all shareholders. However, certain services and privileges described in the prospectus and this statement of additional information may not be available for Class 529 shareholders or if your account is held with an investment dealer or through an employer-sponsored retirement plan.

Automatic investment plan — An automatic investment plan enables you to make monthly or quarterly investments in American Funds through automatic debits from your bank account. To set up a plan, you must fill out an account application and specify the amount that you would like to invest and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank’s capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. If the date you specified falls on a weekend or holiday, your money will be invested on the following business day. However, if the following business day falls in the next month, your money will be invested on the business day immediately preceding the weekend or holiday. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by contacting the Transfer Agent.

Automatic reinvestment — Dividends and capital gain distributions are reinvested in additional shares of the same class and fund at net asset value unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer. Dividends and capital gain distributions paid to retirement plan shareholders or shareholders of the 529 share classes will be automatically reinvested.

If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, your distribution option may be automatically converted to having all dividends and other distributions reinvested in additional shares.

Cross-reinvestment of dividends and distributions — For all share classes, except Class T shares and the 529 classes of shares, you may cross-reinvest dividends and capital gains (distributions) into other American Funds in the same share class at net asset value, subject to the following conditions:

(1)       the aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund’s minimum initial investment requirement);

(2)       if the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested; and

(3)       if you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

Depending on the financial intermediary holding your account, your reinvestment privileges may be unavailable or differ from those described in this statement of additional information. Investors should consult their financial intermediary for further information.

American Funds Corporate Fund Page 88

Automatic exchanges — For all share classes other than Class T shares, you may automatically exchange shares of the same class in amounts of $50 or more among any American Funds on any day (or preceding business day if the day falls on a nonbusiness day) of each month you designate.

Automatic withdrawals — Depending on the type of account, for all share classes except R shares, you may automatically withdraw shares from any of the American Funds. You can make automatic withdrawals of $50 or more. You can designate the day of each period for withdrawals and request that checks be sent to you or someone else. Withdrawals may also be electronically deposited to your bank account. The Transfer Agent will withdraw your money from the fund you specify on or around the date you specify. If the date you specified falls on a weekend or holiday, the redemption will take place on the previous business day. However, if the previous business day falls in the preceding month, the redemption will take place on the following business day after the weekend or holiday. You should consult with your financial professional or intermediary to determine if your account is eligible for automatic withdrawals.

Withdrawal payments are not to be considered as dividends, yield or income. Generally, automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder’s account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

Redemption proceeds from an automatic withdrawal plan are not eligible for reinvestment without a sales charge.

Account statements — Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments, purchases through automatic investment plans and certain retirement plans, as well as automatic exchanges and withdrawals, will be confirmed at least quarterly.

American Funds Service Company and capitalgroup.com — You may check your share balance, the price of your shares or your most recent account transaction; redeem shares (up to $125,000 per American Funds shareholder each day); or exchange shares by calling American Funds Service Company at (800) 421-4225 or using capitalgroup.com. Redemptions and exchanges through American Funds Service Company and capitalgroup.com are subject to the conditions noted above and in “Telephone and Internet purchases, redemptions and exchanges” below. You will need your fund number (see the list of American Funds under the “General information — fund numbers” section in this statement of additional information), personal identification number (generally the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

Generally, all shareholders are automatically eligible to use these services. However, if you are not currently authorized to do so, please contact American Funds Service Company for assistance. Once you establish this privilege, you, your financial professional or any person with your account information may use these services.

Telephone and Internet purchases, redemptions and exchanges — By using the telephone or the Internet (including capitalgroup.com), or fax purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) that may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these

American Funds Corporate Fund Page 89

services. However, you may elect to opt out of these services by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions or a natural disaster, redemption and exchange requests may be made in writing only.

Redemption of shares — The fund’s declaration of trust permits the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund’s current registration statement under the 1940 Act, and subject to such further terms and conditions as the board of trustees of the fund may from time to time adopt.

While payment of redemptions normally will be in cash, the fund’s declaration of trust permits payment of the redemption price wholly or partly with portfolio securities or other fund assets under conditions and circumstances determined by the fund’s board of trustees. For example, redemptions could be made in this manner if the board determined that making payments wholly in cash over a particular period would be unfair and/or harmful to other fund shareholders.

Share certificates — Shares are credited to your account. The fund does not issue share certificates.

American Funds Corporate Fund Page 90

General information

Custodian of assets — Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund’s portfolio, are held by State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111, as custodian. If the fund holds securities of issuers outside the U.S., the custodian may hold these securities pursuant to subcustodial arrangements in banks outside the U.S. or branches of U.S. banks outside the U.S.

Transfer agent services — American Funds Service Company, a wholly owned subsidiary of the investment adviser, maintains the records of shareholder accounts, processes purchases and redemptions of the fund’s shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. The principal office of American Funds Service Company is located at 6455 Irvine Center Drive, Irvine, CA 92618. Transfer agent fees are paid according to a fee schedule, based on the number of accounts serviced or a percentage of fund assets, contained in a Shareholder Services Agreement between the fund and American Funds Service Company.

In the case of certain shareholder accounts, third parties who may be unaffiliated with the investment adviser provide transfer agency and shareholder services in place of American Funds Service Company. These services are rendered under agreements with American Funds Service Company or its affiliates and the third parties receive compensation according to such agreements. Compensation for transfer agency and shareholder services, whether paid to American Funds Service Company or such third parties, is ultimately paid from fund assets and is reflected in the expenses of the fund as disclosed in the prospectus.

During the 2022 fiscal year, transfer agent fees, gross of any payments made by American Funds Service Company to third parties, were:

Transfer agent fee
Class A	$1,083,000
Class C	52,000
Class T	—*
Class F-1	73,000
Class F-2	757,000
Class F-3	4,000
Class 529-A	64,000
Class 529-C	5,000
Class 529-E	1,000
Class 529-T	—*
Class 529-F-1	—*
Class 529-F-2	5,000
Class 529-F-3	—*
Class R-1	1,000
Class R-2	22,000
Class R-2E	3,000
Class R-3	19,000
Class R-4	6,000
Class R-5E	3,000
Class R-5	1,000
Class R-6	1,000

* Amount less than $1,000.

American Funds Corporate Fund Page 91

Independent registered public accounting firm — PricewaterhouseCoopers LLP, 601 South Figueroa Street, Los Angeles, CA 90017, serves as the fund’s independent registered public accounting firm, providing audit services, preparation of tax returns and review of certain documents to be filed with the SEC. The financial statements included in this statement of additional information that are from the fund's annual report have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The selection of the fund’s independent registered public accounting firm is reviewed and determined annually by the board of trustees.

Independent legal counsel — Morgan, Lewis & Bockius LLP, One Federal Street, Boston, MA 02110-1726, serves as independent legal counsel (“counsel”) for the fund and for independent trustees in their capacities as such. A determination with respect to the independence of the fund’s counsel will be made at least annually by the independent trustees of the fund, as prescribed by applicable 1940 Act rules.

Prospectuses, reports to shareholders and proxy statements — The fund’s fiscal year ends on May 31. Shareholders are provided updated summary prospectuses annually and at least semi-annually with reports showing the fund’s investment portfolio or summary investment portfolio, financial statements and other information. Shareholders may request a copy of the fund’s current prospectus at no cost by calling (800) 421-4225 or by sending an email request to prospectus@americanfunds.com. Shareholders may also access the fund’s current summary prospectus, prospectus, statement of additional information and shareholder reports at capitalgroup.com/prospectus. The fund’s annual financial statements are audited by the fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP. In addition, shareholders may also receive proxy statements for the fund. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of summary prospectuses, shareholder reports and proxy statements. To receive additional copies of a summary prospectus, report or proxy statement, shareholders should contact the Transfer Agent.

Shareholders may also elect to receive updated summary prospectuses, annual reports and semi-annual reports electronically by signing up for electronic delivery on our website, capitalgroup.com. Shareholders who elect to receive documents electronically will receive such documents in electronic form and will not receive documents in paper form by mail. A shareholder who elects electronic delivery is able to cancel this service at any time and return to receiving updated summary prospectuses and other reports in paper form by mail.

Summary prospectuses, prospectuses, annual reports and semi-annual reports that are mailed to shareholders by the Capital Group organization are printed with ink containing soy and/or vegetable oil on paper containing recycled fibers.

American Funds Corporate Fund Page 92

Codes of ethics — The fund and Capital Research and Management Company and its affiliated companies, including the fund’s Principal Underwriter, have adopted codes of ethics that allow for personal investments, including securities in which the fund may invest from time to time. These codes include a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; preclearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; disclosure of personal securities transactions; and policies regarding political contributions.

American Funds Corporate Fund Page 93

Determination of net asset value, redemption price and maximum offering price per share for Class A shares — May 31, 2022

Net asset value and redemption price per share (Net assets divided by shares outstanding)	$9.83
Maximum offering price per share (100/96.25 of net asset value per share, which takes into account the fund’s current maximum sales charge)	$10.21

Other information — The fund reserves the right to modify the privileges described in this statement of additional information at any time.

The fund’s financial statements, including the investment portfolio and the report of the fund’s independent registered public accounting firm contained in the annual report, are included in this statement of additional information.

American Funds Corporate Fund Page 94

Fund numbers — Here are the fund numbers for use when making share transactions:

	Fund numbers
Fund	Class A	Class C	Class T	Class F-1	Class F-2	Class F-3
Stock and stock/fixed income funds
AMCAP Fund®	002	302	43002	402	602	702
American Balanced Fund®	011	311	43011	411	611	711
American Funds Developing World Growth and Income FundSM	30100	33100	43100	34100	36100	37100
American Funds Global Balanced FundSM	037	337	43037	437	637	737
American Funds Global Insight FundSM	30122	33122	43122	34122	36122	37122
American Funds International Vantage FundSM	30123	33123	43123	34123	36123	37123
American Mutual Fund®	003	303	43003	403	603	703
Capital Income Builder®	012	312	43012	412	612	712
Capital World Growth and Income Fund®	033	333	43033	433	633	733
EuroPacific Growth Fund®	016	316	43016	416	616	716
Fundamental Investors®	010	310	43010	410	610	710
The Growth Fund of America®	005	305	43005	405	605	705
The Income Fund of America®	006	306	43006	406	606	706
International Growth and Income FundSM	034	334	43034	434	634	734
The Investment Company of America®	004	304	43004	404	604	704
The New Economy Fund®	014	314	43014	414	614	714
New Perspective Fund®	007	307	43007	407	607	707
New World Fund®	036	336	43036	436	636	736
SMALLCAP World Fund®	035	335	43035	435	635	735
Washington Mutual Investors FundSM	001	301	43001	401	601	701
Fixed income funds
American Funds Emerging Markets Bond Fund ®	30114	33114	43114	34114	36114	37114
American Funds Corporate Bond Fund ®	032	332	43032	432	632	732
American Funds Inflation Linked Bond Fund®	060	360	43060	460	660	760
American Funds Mortgage Fund®	042	342	43042	442	642	742
American Funds Multi-Sector Income FundSM	30126	33126	43126	34126	36126	37126
American Funds Short-Term Tax-Exempt Bond Fund®	039	N/A	43039	439	639	739
American Funds Strategic Bond FundSM	30112	33112	43112	34112	36112	37112
American Funds Tax-Exempt Fund of New York®	041	341	43041	441	641	741
American High-Income Municipal Bond Fund®	040	340	43040	440	640	740
American High-Income Trust®	021	321	43021	421	621	721
The Bond Fund of America®	008	308	43008	408	608	708
Capital World Bond Fund®	031	331	43031	431	631	731
Intermediate Bond Fund of America®	023	323	43023	423	623	723
Limited Term Tax-Exempt Bond Fund of America®	043	343	43043	443	643	743
Short-Term Bond Fund of America®	048	348	43048	448	648	748
The Tax-Exempt Bond Fund of America®	019	319	43019	419	619	719
The Tax-Exempt Fund of California®	020	320	43020	420	620	720
U.S. Government Securities Fund®	022	322	43022	422	622	722
Money market fund
American Funds U.S. Government Money Market FundSM	059	359	43059	459	659	759

American Funds Corporate Fund Page 95

	Fund numbers
Fund	Class 529-A	Class 529-C	Class 529-E	Class 529-T	Class 529-F-1	Class 529-F-2	Class 529-F-3	Class ABLE-A	Class ABLE-F-2
Stock and stock/fixed income funds
AMCAP Fund	1002	1302	1502	46002	1402	1602	1702	N/A	N/A
American Balanced Fund	1011	1311	1511	46011	1411	1611	1711	N/A	N/A
American Funds Developing World Growth and Income Fund	10100	13100	15100	46100	14100	16100	17100	N/A	N/A
American Funds Global Balanced Fund	1037	1337	1537	46037	1437	1637	1737	N/A	N/A
American Funds Global Insight Fund	10122	13122	15122	46122	14122	16122	17122	N/A	N/A
American Funds International Vantage Fund	10123	13123	15123	46123	14123	16123	17123	N/A	N/A
American Mutual Fund	1003	1303	1503	46003	1403	1603	1703	N/A	N/A
Capital Income Builder	1012	1312	1512	46012	1412	1612	1712	N/A	N/A
Capital World Growth and Income Fund	1033	1333	1533	46033	1433	1633	1733	N/A	N/A
EuroPacific Growth Fund	1016	1316	1516	46016	1416	1616	1716	N/A	N/A
Fundamental Investors	1010	1310	1510	46010	1410	1610	1710	N/A	N/A
The Growth Fund of America	1005	1305	1505	46005	1405	1605	1705	N/A	N/A
The Income Fund of America	1006	1306	1506	46006	1406	1606	1706	N/A	N/A
International Growth and Income Fund	1034	1334	1534	46034	1434	1634	1734	N/A	N/A
The Investment Company of America	1004	1304	1504	46004	1404	1604	1704	N/A	N/A
The New Economy Fund	1014	1314	1514	46014	1414	1614	1714	N/A	N/A
New Perspective Fund	1007	1307	1507	46007	1407	1607	1707	N/A	N/A
New World Fund	1036	1336	1536	46036	1436	1636	1736	N/A	N/A
SMALLCAP World Fund	1035	1335	1535	46035	1435	1635	1735	N/A	N/A
Washington Mutual Investors Fund	1001	1301	1501	46001	1401	1601	1701	N/A	N/A
Fixed income funds
American Funds Emerging Markets Bond Fund	10114	13114	15114	46114	14114	16114	17114	N/A	N/A
American Funds Corporate Bond Fund	1032	1332	1532	46032	1432	1632	1732	N/A	N/A
American Funds Inflation Linked Bond Fund	1060	1360	1560	46060	1460	1660	1760	N/A	N/A
American Funds Mortgage Fund	1042	1342	1542	46042	1442	1642	1742	N/A	N/A
American Funds Multi-Sector Income Fund	10126	13126	15126	46126	14126	16126	17126	N/A	N/A
American Funds Strategic Bond Fund	10112	13112	15112	46112	14112	16112	17112	N/A	N/A
American High-Income Trust	1021	1321	1521	46021	1421	1621	1721	N/A	N/A
The Bond Fund of America	1008	1308	1508	46008	1408	1608	1708	N/A	N/A
Capital World Bond Fund	1031	1331	1531	46031	1431	1631	1731	N/A	N/A
Intermediate Bond Fund of America	1023	1323	1523	46023	1423	1623	1723	N/A	N/A
Short-Term Bond Fund of America	1048	1348	1548	46048	1448	1648	1748	N/A	N/A
U.S. Government Securities Fund	1022	1322	1522	46022	1422	1622	1722	N/A	N/A
Money market fund
American Funds U.S. Government Money Market Fund	1059	1359	1559	46059	1459	1659	1759	48059	60059

American Funds Corporate Fund Page 96

	Fund numbers
Fund	Class R-1	Class R-2	Class R-2E	Class R-3	Class R-4	Class R-5E	Class R-5	Class R-6
Stock and stock/fixed income funds
AMCAP Fund	2102	2202	4102	2302	2402	2702	2502	2602
American Balanced Fund	2111	2211	4111	2311	2411	2711	2511	2611
American Funds Developing World Growth and Income Fund	21100	22100	41100	23100	24100	27100	25100	26100
American Funds Global Balanced Fund	2137	2237	4137	2337	2437	2737	2537	2637
American Funds Global Insight Fund	21122	22122	41122	23122	24122	27122	25122	26122
American Funds International Vantage Fund	21123	22123	41123	23123	24123	27123	25123	26123
American Mutual Fund	2103	2203	4103	2303	2403	2703	2503	2603
Capital Income Builder	2112	2212	4112	2312	2412	2712	2512	2612
Capital World Growth and Income Fund	2133	2233	4133	2333	2433	2733	2533	2633
EuroPacific Growth Fund	2116	2216	4116	2316	2416	2716	2516	2616
Fundamental Investors	2110	2210	4110	2310	2410	2710	2510	2610
The Growth Fund of America	2105	2205	4105	2305	2405	2705	2505	2605
The Income Fund of America	2106	2206	4106	2306	2406	2706	2506	2606
International Growth and Income Fund	2134	2234	41034	2334	2434	27034	2534	2634
The Investment Company of America	2104	2204	4104	2304	2404	2704	2504	2604
The New Economy Fund	2114	2214	4114	2314	2414	2714	2514	2614
New Perspective Fund	2107	2207	4107	2307	2407	2707	2507	2607
New World Fund	2136	2236	4136	2336	2436	2736	2536	2636
SMALLCAP World Fund	2135	2235	4135	2335	2435	2735	2535	2635
Washington Mutual Investors Fund	2101	2201	4101	2301	2401	2701	2501	2601
Fixed income funds
American Funds Emerging Markets Bond Fund	21114	22114	41114	23114	24114	27114	25114	26114
American Funds Corporate Bond Fund	2132	2232	4132	2332	2432	2732	2532	2632
American Funds Inflation Linked Bond Fund	2160	2260	4160	2360	2460	2760	2560	2660
American Funds Mortgage Fund	2142	2242	4142	2342	2442	2742	2542	2642
American Funds Multi-Sector Income Fund	21126	22126	41126	23126	24126	27126	25126	26126
American Funds Strategic Bond Fund	21112	22112	41112	23112	24112	27112	25112	26112
American High-Income Trust	2121	2221	4121	2321	2421	2721	2521	2621
The Bond Fund of America	2108	2208	4108	2308	2408	2708	2508	2608
Capital World Bond Fund	2131	2231	4131	2331	2431	2731	2531	2631
Intermediate Bond Fund of America	2123	2223	4123	2323	2423	2723	2523	2623
Short-Term Bond Fund of America	2148	2248	4148	2348	2448	2748	2548	2648
U.S. Government Securities Fund	2122	2222	4122	2322	2422	2722	2522	2622
Money market fund
American Funds U.S. Government Money Market Fund	2159	2259	4159	2359	2459	2759	2559	2659

American Funds Corporate Fund Page 97

	Fund numbers
Fund	Class A	Class C	Class T	Class F-1	Class F-2	Class F-3
American Funds Target Date Retirement Series®
American Funds 2065 Target Date Retirement FundSM	30185	33185	43185	34185	36185	37185
American Funds 2060 Target Date Retirement Fund®	083	383	43083	483	683	783
American Funds 2055 Target Date Retirement Fund®	082	382	43082	482	682	782
American Funds 2050 Target Date Retirement Fund®	069	369	43069	469	669	769
American Funds 2045 Target Date Retirement Fund®	068	368	43068	468	668	768
American Funds 2040 Target Date Retirement Fund®	067	367	43067	467	667	767
American Funds 2035 Target Date Retirement Fund®	066	366	43066	466	36066	766
American Funds 2030 Target Date Retirement Fund®	065	365	43065	465	665	765
American Funds 2025 Target Date Retirement Fund®	064	364	43064	464	664	764
American Funds 2020 Target Date Retirement Fund®	063	363	43063	463	663	763
American Funds 2015 Target Date Retirement Fund®	062	362	43062	462	662	762
American Funds 2010 Target Date Retirement Fund®	061	361	43061	461	661	761

	Fund numbers
Fund	Class R-1	Class R-2	Class R-2E	Class R-3	Class R-4	Class R-5E	Class R-5	Class R-6
American Funds Target Date Retirement Series®
American Funds 2065 Target Date Retirement FundSM	21185	22185	41185	23185	24185	27185	25185	26185
American Funds 2060 Target Date Retirement Fund®	2183	2283	4183	2383	2483	2783	2583	2683
American Funds 2055 Target Date Retirement Fund®	2182	2282	4182	2382	2482	2782	2582	2682
American Funds 2050 Target Date Retirement Fund®	2169	2269	4169	2369	2469	2769	2569	2669
American Funds 2045 Target Date Retirement Fund®	2168	2268	4168	2368	2468	2768	2568	2668
American Funds 2040 Target Date Retirement Fund®	2167	2267	4167	2367	2467	2767	2567	2667
American Funds 2035 Target Date Retirement Fund®	2166	2266	4166	2366	2466	2766	2566	2666
American Funds 2030 Target Date Retirement Fund®	2165	2265	4165	2365	2465	2765	2565	2665
American Funds 2025 Target Date Retirement Fund®	2164	2264	4164	2364	2464	2764	2564	2664
American Funds 2020 Target Date Retirement Fund®	2163	2263	4163	2363	2463	2763	2563	2663
American Funds 2015 Target Date Retirement Fund®	2162	2262	4162	2362	2462	2762	2562	2662
American Funds 2010 Target Date Retirement Fund®	2161	2261	4161	2361	2461	2761	2561	2661

American Funds Corporate Fund Page 98

	Fund numbers
Fund	Class 529-A	Class 529-C	Class 529-E	Class 529-T	Class 529-F-1	Class 529-F-2	Class 529-F-3
American Funds College Target Date Series®
American Funds College 2039 FundSM	10136	13136	15136	46136	14136	16136	17136
American Funds College 2036 FundSM	10125	13125	15125	46125	14125	16125	17125
American Funds College 2033 Fund®	10103	13103	15103	46103	14103	16103	17103
American Funds College 2030 Fund®	1094	1394	1594	46094	1494	1694	1794
American Funds College 2027 Fund®	1093	1393	1593	46093	1493	1693	1793
American Funds College 2024 Fund®	1092	1392	1592	46092	1492	1692	1792
American Funds College Enrollment Fund®	1088	1388	1588	46088	1488	1688	1788

American Funds Corporate Fund Page 99

	Fund numbers
Fund	Class A	Class C	Class T	Class F-1	Class F-2	Class F-3
American Funds Portfolio SeriesSM
American Funds Global Growth PortfolioSM	055	355	43055	455	655	755
American Funds Growth PortfolioSM	053	353	43053	453	653	753
American Funds Growth and Income PortfolioSM	051	351	43051	451	651	751
American Funds Moderate Growth and Income PortfolioSM	050	350	43050	450	650	750
American Funds Conservative Growth and Income PortfolioSM	047	347	43047	447	647	747
American Funds Tax-Aware Conservative Growth and Income PortfolioSM	046	346	43046	446	646	746
American Funds Preservation PortfolioSM	045	345	43045	445	645	745
American Funds Tax-Exempt Preservation PortfolioSM	044	344	43044	444	644	744

	Fund numbers
Fund	Class 529-A	Class 529-C	Class 529-E	Class 529-T	Class 529-F-1	Class 529-F-2	Class 529-F-3	Class ABLE-A	Class ABLE-F-2
American Funds Global Growth Portfolio	1055	1355	1555	46055	1455	1655	1755	48055	60055
American Funds Growth Portfolio	1053	1353	1553	46053	1453	1653	1753	48053	60053
American Funds Growth and Income Portfolio	1051	1351	1551	46051	1451	1651	1751	48051	60051
American Funds Moderate Growth and Income Portfolio	1050	1350	1550	46050	1450	1650	1750	48050	60050
American Funds Conservative Growth and Income Portfolio	1047	1347	1547	46047	1447	1647	1747	48047	60047
American Funds Tax-Aware Conservative Growth and Income Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Preservation Portfolio	1045	1345	1545	46045	1445	1645	1745	48045	60045
American Funds Tax-Exempt Preservation Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

	Fund numbers
Fund	Class R-1	Class R-2	Class R-2E	Class R-3	Class R-4	Class R-5E	Class R-5	Class R-6
American Funds Global Growth Portfolio	2155	2255	4155	2355	2455	2755	2555	2655
American Funds Growth Portfolio	2153	2253	4153	2353	2453	2753	2553	2653
American Funds Growth and Income Portfolio	2151	2251	4151	2351	2451	2751	2551	2651
American Funds Moderate Growth and Income Portfolio	2150	2250	4150	2350	2450	2750	2550	2650
American Funds Conservative Growth and Income Portfolio	2147	2247	4147	2347	2447	2747	2547	2647
American Funds Tax-Aware Conservative Growth and Income Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Preservation Portfolio	2145	2245	4145	2345	2445	2745	2545	2645
American Funds Tax-Exempt Preservation Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

American Funds Corporate Fund Page 100

	Fund numbers
Fund	Class A	Class C	Class T	Class F-1	Class F-2	Class F-3
American Funds Retirement Income Portfolio SeriesSM
American Funds Retirement Income Portfolio – ConservativeSM	30109	33109	43109	34109	36109	37109
American Funds Retirement Income Portfolio – ModerateSM	30110	33110	43110	34110	36110	37110
American Funds Retirement Income Portfolio – EnhancedSM	30111	33111	43111	34111	36111	37111

	Fund numbers
Fund	Class R-1	Class R-2	Class R-2E	Class R-3	Class R-4	Class R-5E	Class R-5	Class R-6
American Funds Retirement Income Portfolio – Conservative	21109	22109	41109	23109	24109	27109	25109	26109
American Funds Retirement Income Portfolio – Moderate	21110	22110	41110	23110	24110	27110	25110	26110
American Funds Retirement Income Portfolio – Enhanced	21111	22111	41111	23111	24111	27111	25111	26111

American Funds Corporate Fund Page 101

Appendix

The following descriptions of debt security ratings are based on information provided by Moody’s Investors Service, Standard & Poor’s Ratings Services and Fitch Ratings, Inc.

Description of bond ratings

Moody’s
Long-term rating scale

Aaa
Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa
Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A
Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa
Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba
Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B
Obligations rated B are considered speculative and are subject to high credit risk.

Caa
Obligations rated Caa are judged to be speculative and of poor standing and are subject to very high credit risk.

Ca
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C
Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies and securities firms.

American Funds Corporate Fund Page 102

Standard & Poor’s
Long-term issue credit ratings

AAA
An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated AA differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated CC is currently highly vulnerable to nonpayment. The CC rating is used when a default has not occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

American Funds Corporate Fund Page 103

C
An obligation rated C is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D
An obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to D if it is subject to a distressed exchange offer.

Plus (+) or minus (–)

The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

American Funds Corporate Fund Page 104

Fitch Ratings, Inc.
Long-term credit ratings

AAA
Highest credit quality. AAA ratings denote the lowest expectation of default risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality. AA ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality. A ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality. BBB ratings indicate that expectations of default risk are low. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity.

BB
Speculative. BB ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B
Highly speculative. B ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC
Substantial credit risk. Default is a real possibility.

CC
Very high levels of credit risk. Default of some kind appears probable.

C
Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a C category rating for an issuer include:

·	The issuer has entered into a grace or cure period following nonpayment of a material financial obligation;
·	The issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or
·	Fitch Ratings otherwise believes a condition of RD or D to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

American Funds Corporate Fund Page 105

RD
Restricted default. RD ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding up procedure, and which has not otherwise ceased operating. This would include:

·	The selective payment default on a specific class or currency of debt;
·	The uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;
·	The extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or
·	Execution of a distressed debt exchange on one or more material financial obligations.

D
Default. D ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, nonpayment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

Imminent default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA long-term rating category, or to categories below B.

American Funds Corporate Fund Page 106

Description of commercial paper ratings

Moody’s

Global short-term rating scale

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor’s

Commercial paper ratings (highest three ratings)

A-1

A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

American Funds Corporate Fund Page 107

Investment portfolio May 31, 2022

Sector diversification	Percent of net assets

Portfolio quality summary*	Percent of net assets
U.S. Treasury and agency†	6.39%
AAA/Aaa	1.25
AA/Aa	11.45
A/A	30.60
BBB/Baa	42.08
Below investment grade	3.13
Short-term securities & other assets less liabilities	5.10

*	Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. In assigning a credit rating to a security, the fund looks specifically to the ratings assigned to the issuer of the security by Standard & Poor’s, Moody’s and/or Fitch. If agency ratings differ, the security will be considered to have received the highest of those ratings, consistent with the fund’s investment policies. The ratings are not covered by the Report of Independent Registered Public Accounting Firm.
†	These securities are guaranteed by the full faith and credit of the U.S. government.

Bonds, notes & other debt instruments 94.90%	Principal amount (000)		Value (000)
Corporate bonds, notes & loans 86.83%
Financials 22.85%
ACE INA Holdings, Inc. 2.875% 2022	USD	1,205	$1,209
ACE INA Holdings, Inc. 3.35% 2026		675	674
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 2.45% 2026		6,913	6,189
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 3.00% 2028		6,856	6,020
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 3.30% 2032		12,411	10,483
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 3.40% 2033		1,239	1,022
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 3.85% 2041		330	258
Allstate Corp. 0.75% 2025		440	401
Allstate Corp. 1.45% 2030		1,000	814
Allstate Corp. 3.85% 2049		500	447
American Express Co. 1.65% 2026		1,050	968
American Express Co. 3.125% 2026		75	74
American Express Co. 4.05% 2029		1,400	1,404
American International Group, Inc. 2.50% 2025		1,500	1,449
American International Group, Inc. 3.90% 2026		300	302
American International Group, Inc. 4.80% 2045		100	99
American International Group, Inc. 4.375% 2050		1,000	957
Aon Corp. / Aon Global Holdings PLC 2.60% 2031		1,000	864
Aon Corp. / Aon Global Holdings PLC 3.90% 2052		500	431
Arthur J. Gallagher & Co. 3.50% 2051		1,013	809
Bank of America Corp. 1.898% 2031 (USD-SOFR + 1.53% on 7/23/2030)[1]		11,819	9,805
Bank of America Corp. 1.922% 2031 (USD-SOFR + 1.37% on 10/24/2030)[1]		1,751	1,448
Bank of America Corp. 2.299% 2032 (USD-SOFR + 1.22% on 7/21/2031)[1]		4,046	3,404
Bank of America Corp. 2.572% 2032 (USD-SOFR + 1.21% on 10/20/2031)[1]		112	96
Bank of America Corp. 2.651% 2032 (USD-SOFR + 1.22% on 3/11/2031)[1]		11,994	10,463
Bank of America Corp. 2.687% 2032 (USD-SOFR + 1.32% on 4/22/2031)[1]		8,081	7,051
Bank of America Corp. 4.571% 2033 (USD-SOFR + 1.83% on 4/27/2032)[1]		2,801	2,832
Bank of America Corp. 3.846% 2037 (5-year CMT + 2.00% on 3/8/2032)[1]		2,800	2,538

4	American Funds Corporate Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
Bank of America Corp. 2.676% 2041 (USD-SOFR + 1.93% on 6/19/2040)[1]	2,500	$1,931
Bank of America Corp. 2.972% 2052 (USD-SOFR + 1.56% on 7/21/2051)[1]	1,290	979
Berkshire Hathaway Finance Corp. 4.20% 2048	813	792
Berkshire Hathaway Finance Corp. 4.25% 2049	300	297
Berkshire Hathaway, Inc. 3.125% 2026	350	350
Berkshire Hathaway, Inc. 2.30% 2027	1,108	1,067
Berkshire Hathaway, Inc. 2.875% 2032	606	557
Berkshire Hathaway, Inc. 4.50% 2043	125	124
Berkshire Hathaway, Inc. 3.85% 2052	301	275
BNP Paribas 2.159% 2029 (USD-SOFR + 1.218% on 9/15/2028)[1,2]	2,800	2,411
BNP Paribas 2.871% 2032 (USD-SOFR + 1.387% on 4/19/2031)[1,2]	6,250	5,334
BNP Paribas 3.132% 2033 (USD-SOFR + 1.561% on 1/20/2032)[1,2]	250	216
Canadian Imperial Bank of Commerce (CIBC) 3.60% 2032	4,520	4,219
Capital One Financial Corp. 4.927% 2028 (USD-SOFR + 2.057% on 5/10/2027)[1]	1,775	1,804
China Ping An Insurance Overseas (Holdings), Ltd. 2.85% 2031	203	167
Chubb INA Holdings, Inc. 1.375% 2030	1,250	1,030
Chubb INA Holdings, Inc. 2.85% 2051	607	463
Chubb INA Holdings, Inc. 3.05% 2061	673	508
Citigroup, Inc. 1.462% 2027 (USD-SOFR + 0.67% on 6/9/2026)[1]	2,581	2,326
Citigroup, Inc. 2.572% 2031 (USD-SOFR + 2.107% on 6/3/2030)[1]	4,000	3,479
Citigroup, Inc. 2.561% 2032 (USD-SOFR + 1.167% on 5/1/2031)[1]	7,020	6,017
Citigroup, Inc. 3.057% 2033 (USD-SOFR + 1.351% on 1/25/2032)[1]	5,267	4,659
Citigroup, Inc. 3.785% 2033 (USD-SOFR + 1.939% on 3/17/2032)[1]	3,885	3,656
Citigroup, Inc. 4.91% 2033 (USD-SOFR + 2.086% on 5/24/2032)[1]	2,844	2,923
Commonwealth Bank of Australia 2.688% 2031[2]	2,425	2,034
Commonwealth Bank of Australia 3.784% 2032[2]	3,298	2,983
Commonwealth Bank of Australia 3.61% 2034 (5-year UST Yield Curve Rate T Note Constant Maturity + 2.05% on 9/12/2029)[1]	1,000	909
Cooperatieve Rabobank UA 2.625% 2024[2]	1,200	1,181
Corebridge Financial, Inc. 3.65% 2027[2]	806	786
Corebridge Financial, Inc. 3.85% 2029[2]	757	727
Corebridge Financial, Inc. 3.90% 2032[2]	4,893	4,654
Corebridge Financial, Inc. 4.35% 2042[2]	533	485
Corebridge Financial, Inc. 4.40% 2052[2]	1,524	1,367
Crédit Agricole SA 1.247% 2027 (USD-SOFR + 0.892% on 1/26/2026)[1,2]	2,575	2,299
Credit Suisse Group AG 2.997% 2023 (3-month USD-LIBOR + 1.20% on 12/14/2022)[1,2]	650	648
Credit Suisse Group AG 3.80% 2023	425	427
Credit Suisse Group AG 2.95% 2025	1,275	1,244
Credit Suisse Group AG 4.194% 2031 (USD-SOFR + 3.73% on 4/1/2030)[1,2]	7,143	6,624
Credit Suisse Group AG 3.091% 2032 (USD-SOFR + 1.73% on 5/14/2031)[1,2]	3,975	3,338
Danske Bank AS 4.298% 2028 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.75% on 4/1/2027)[1,2]	3,050	2,958
Deutsche Bank AG 2.129% 2026 (USD-SOFR + 1.87% on 11/24/2025)[1]	7,694	7,039
Deutsche Bank AG 3.547% 2031 (USD-SOFR + 3.043% on 9/18/2030)[1]	5,436	4,775
Deutsche Bank AG 3.035% 2032 (USD-SOFR + 1.718% on 5/28/2031)[1]	950	789
DNB Bank ASA 1.535% 2027 (5-year UST Yield Curve Rate T Note Constant Maturity + 0.72% on 5/25/2026)[1,2]	1,950	1,766
Five Corners Funding Trust II 2.85% 2030[2]	1,000	891
GE Capital Funding, LLC 4.55% 2032	400	403
Goldman Sachs Group, Inc. 1.093% 2026 (USD-SOFR + 0.789% on 12/9/2025)[1]	3,796	3,438
Goldman Sachs Group, Inc. (3-month USD-LIBOR + 1.17%) 2.581% 2026[3]	500	501
Goldman Sachs Group, Inc. 1.542% 2027 (USD-SOFR + 0.818% on 9/10/2026)[1]	3,903	3,503
Goldman Sachs Group, Inc. 1.948% 2027 (USD-SOFR + 0.913% on 10/21/2026)[1]	1,239	1,131
Goldman Sachs Group, Inc. 3.615% 2028 (USD-SOFR + 1.846% on 3/15/2027)[1]	3,597	3,509
Goldman Sachs Group, Inc. 2.60% 2030	1,038	916
Goldman Sachs Group, Inc. 1.992% 2032 (USD-SOFR + 1.09% on 1/27/2031)[1]	2,049	1,686
Goldman Sachs Group, Inc. 2.383% 2032 (USD-SOFR + 1.248% on 7/21/2031)[1]	1,820	1,530
Goldman Sachs Group, Inc. 2.615% 2032 (USD-SOFR + 1.281% on 4/22/2031)[1]	3,309	2,855
Goldman Sachs Group, Inc. 2.65% 2032 (USD-SOFR + 1.264% on 10/21/2031)[1]	1,234	1,059
Goldman Sachs Group, Inc. 3.102% 2033 (USD-SOFR + 1.41% on 2/24/2032)[1]	5,860	5,212
Goldman Sachs Group, Inc. 2.908% 2042 (USD-SOFR + 1.40% on 7/21/2041)[1]	2,836	2,210
Goldman Sachs Group, Inc. 3.21% 2042 (USD-SOFR + 1.513% on 4/22/2041)[1]	977	804
Goldman Sachs Group, Inc. 3.436% 2043 (USD-SOFR + 1.632% on 2/24/2042)[1]	7,217	6,093
Groupe BPCE SA 1.652% 2026 (USD-SOFR + 1.52% on 10/6/2025)[1,2]	9,275	8,465
Groupe BPCE SA 2.045% 2027 (USD-SOFR + 1.087% on 10/19/2026)[1,2]	1,500	1,349
Groupe BPCE SA 2.277% 2032 (USD-SOFR + 1.312% on 1/20/2031)[1,2]	1,450	1,191
HSBC Holdings PLC 2.251% 2027 (USD-SOFR + 1.10% on 11/22/2026)[1]	5,050	4,594

American Funds Corporate Bond Fund	5

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
HSBC Holdings PLC 4.755% 2028 (USD-SOFR + 2.11% on 6/9/27)[1]	2,630	$2,630
HSBC Holdings PLC 2.206% 2029 (USD-SOFR + 1.285% on 8/17/2028)[1]	3,050	2,645
HSBC Holdings PLC 3.973% 2030 (3-month USD-LIBOR + 1.61% on 5/22/2029)[1]	1,095	1,041
HSBC Holdings PLC 2.848% 2031 (USD-SOFR + 2.387% on 6/4/2030)[1]	610	530
HSBC Holdings PLC 2.804% 2032 (USD-SOFR + 1.187% on 5/24/2031)[1]	4,160	3,537
Intercontinental Exchange, Inc. 4.35% 2029	1,725	1,741
Intercontinental Exchange, Inc. 4.60% 2033	2,556	2,620
Intercontinental Exchange, Inc. 4.95% 2052	538	557
Intercontinental Exchange, Inc. 3.00% 2060	1,610	1,149
Intercontinental Exchange, Inc. 5.20% 2062	375	381
Intesa Sanpaolo SpA 3.875% 2028[2]	657	622
Intesa Sanpaolo SpA 4.00% 2029[2]	400	367
JPMorgan Chase & Co. 1.561% 2025 (USD-SOFR + 0.605% on 12/10/2024)[1]	10,044	9,534
JPMorgan Chase & Co. 2.301% 2025 (USD-SOFR + 1.16% on 10/15/2024)[1]	2,908	2,815
JPMorgan Chase & Co. 1.04% 2027 (USD-SOFR + 0.695% on 2/4/2026)[1]	1,682	1,515
JPMorgan Chase & Co. 1.578% 2027 (USD-SOFR + 0.885% on 4/22/2026)[1]	2,604	2,387
JPMorgan Chase & Co. 2.545% 2032 (USD-SOFR + 1.18% on 11/8/2031)[1]	3,760	3,246
JPMorgan Chase & Co. 2.58% 2032 (USD-SOFR + 1.25% on 4/22/2031)[1]	741	647
JPMorgan Chase & Co. 2.963% 2033 (USD-SOFR + 1.26% on 1/25/2032)[1]	1,357	1,213
JPMorgan Chase & Co. 4.586% 2033 (USD-SOFR + 1.80% on 4/26/2032)[1]	3,073	3,159
JPMorgan Chase & Co. 3.109% 2051 (USD-SOFR + 3.109% on 4/22/2050)[1]	1,277	994
JPMorgan Chase & Co. 3.328% 2052 (USD-SOFR + 1.58% on 4/22/2051)[1]	1,850	1,512
Lloyds Banking Group PLC 3.75% 2027	213	210
Lloyds Banking Group PLC 4.375% 2028	590	588
Marsh & McLennan Companies, Inc. 4.375% 2029	230	234
Marsh & McLennan Companies, Inc. 2.375% 2031	548	474
Marsh & McLennan Companies, Inc. 4.90% 2049	395	411
Marsh & McLennan Companies, Inc. 2.90% 2051	1,010	750
MetLife, Inc. 4.55% 2030	2,670	2,762
MetLife, Inc. 4.60% 2046	100	101
Metropolitan Life Global Funding I 2.40% 2022[2]	240	240
Metropolitan Life Global Funding I 3.60% 2024[2]	400	402
Metropolitan Life Global Funding I 0.95% 2025[2]	1,203	1,118
Metropolitan Life Global Funding I 3.45% 2026[2]	150	148
Metropolitan Life Global Funding I 3.00% 2027[2]	700	675
Metropolitan Life Global Funding I 3.05% 2029[2]	250	234
Metropolitan Life Global Funding I 1.55% 2031[2]	1,000	813
Metropolitan Life Global Funding I 2.40% 2032[2]	250	217
Mitsubishi UFJ Financial Group, Inc. 3.195% 2029	2,190	2,023
Morgan Stanley 0.529% 2024 (USD-SOFR + 0.455% on 1/25/2023)[1]	5,000	4,916
Morgan Stanley 1.164% 2025 (USD-SOFR + 0.56% on 10/21/2024)[1]	1,172	1,104
Morgan Stanley 0.985% 2026 (USD-SOFR + 0.72% on 12/10/2025)[1]	4,304	3,879
Morgan Stanley 2.188% 2026 (USD-SOFR + 1.99% on 4/28/2025)[1]	3,000	2,869
Morgan Stanley 1.512% 2027 (USD-SOFR + 0.858% on 7/20/2026)[1]	2,300	2,082
Morgan Stanley 1.593% 2027 (USD-SOFR + 0.879% on 5/4/2026)[1]	2,843	2,590
Morgan Stanley 4.21% 2028 (USD-SOFR + 1.61% on 4/20/2027)[1]	9,450	9,471
Morgan Stanley 1.794% 2032 (USD-SOFR + 1.034% on 2/13/2031)[1]	4,620	3,795
Morgan Stanley 2.239% 2032 (USD-SOFR + 1.178% on 7/21/2031)[1]	13,726	11,602
Morgan Stanley 2.511% 2032 (USD-SOFR + 1.20% on 10/20/2031)[1]	6,740	5,798
Morgan Stanley 2.943% 2033 (USD-SOFR + 1.29% on 1/21/2032)[1]	1,181	1,053
Morgan Stanley 5.297% 2037 (USD-SOFR + 2.62% on 4/20/2032)[1]	2,074	2,094
Morgan Stanley 3.217% 2042 (USD-SOFR + 1.485% on 4/22/2041)[1]	667	555
Muenchener Rueckversicherungs-Gesellschaft AG 5.875% 2042 (5-year UST Yield Curve Rate T Note Constant Maturity + 3.982% on 5/23/2032)[1,2]	4,000	4,151
National Australia Bank, Ltd. 2.332% 2030[2]	1,100	904
Nationwide Building Society 3.96% 2030 (3-month USD-LIBOR + 1.855% on 7/18/2029)[1,2]	400	381
Nationwide Building Society 4.125% 2032 (5-year USD-ICE Swap + 1.849% on 10/18/2027)[1,2]	500	484
New York Life Global Funding 2.30% 2022[2]	1,150	1,150
New York Life Global Funding 0.95% 2025[2]	631	587
New York Life Global Funding 3.25% 2027[2]	4,000	3,950
New York Life Global Funding 3.00% 2028[2]	100	97
New York Life Global Funding 1.20% 2030[2]	4,535	3,650
New York Life Global Funding 1.85% 2031[2]	250	209
Nordea Bank AB 3.60% 2025[2]	980	980
Northwestern Mutual Global Funding 0.80% 2026[2]	3,782	3,442

6	American Funds Corporate Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
Nuveen, LLC 4.00% 2028[2]	220	$220
PRICOA Global Funding I 3.45% 2023[2]	175	177
Progressive Corp. 3.00% 2032	500	462
Prudential Financial, Inc. 3.905% 2047	350	313
Prudential Financial, Inc. 4.35% 2050	220	212
Prudential Financial, Inc. 3.70% 2051	1,255	1,102
Prudential Financial, Inc., junior subordinated, 5.70% 2048 (3-month USD-LIBOR + 2.665% on 9/15/2028)[1]	500	498
Royal Bank of Canada 3.875% 2032	3,720	3,606
Royal Bank of Scotland PLC 3.073% 2028 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.55% on 5/22/2027)[1]	800	746
Royal Bank of Scotland PLC 4.445% 2030 (3-month USD-LIBOR + 1.871% on 5/5/2029)[1]	600	586
SVB Financial Group 4.70% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 3.064% on 11/15/2031)[1]	2,279	1,877
Synchrony Financial 3.95% 2027	1,025	979
Synchrony Financial 2.875% 2031	800	650
Toronto-Dominion Bank 3.20% 2032	2,203	2,020
Travelers Companies, Inc. 4.00% 2047	105	97
Travelers Companies, Inc. 4.05% 2048	100	92
Travelers Companies, Inc. 4.10% 2049	380	357
Travelers Companies, Inc. 2.55% 2050	603	435
UBS Group AG 1.364% 2027 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.08% on 1/30/2026)[1,2]	2,600	2,348
Wells Fargo & Company 2.406% 2025 (3-month USD-LIBOR + 0.825% on 10/30/2024)[1]	15,000	14,553
Wells Fargo & Company 3.908% 2026 (USD-SOFR + 1.32% on 4/25/2025)[1]	3,225	3,226
Wells Fargo & Company 3.196% 2027 (3-month USD-LIBOR + 1.17% on 6/17/2026)[1]	1,351	1,309
Wells Fargo & Company 2.572% 2031 (3-month USD-LIBOR + 1.00% on 2/11/2030)[1]	3,058	2,720
Wells Fargo & Company 3.35% 2033 (USD-SOFR + 1.50% on 3/2/2032)[1]	13,525	12,490
Wells Fargo & Company 4.611% 2053 (USD-SOFR + 2.13% on 4/25/2052)[1]	5,031	4,958
Westpac Banking Corp. 4.11% 2034 (5-year UST Yield Curve Rate T Note Constant Maturity + 2.00% on 7/24/2029)[1]	2,128	1,997
Westpac Banking Corp. 2.668% 2035 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.75% on 11/15/2030)[1]	1,225	1,005
Willis North America, Inc. 4.65% 2027	500	504
		404,042

Utilities 14.67%
AEP Texas, Inc. 3.45% 2051	3,300	2,616
AEP Transmission Co., LLC 3.65% 2050	25	21
AEP Transmission Co., LLC 2.75% 2051	476	351
Alabama Power Co. 3.00% 2052	2,250	1,729
American Electric Power Company, Inc. 1.00% 2025	1,100	1,008
American Transmission Systems, Inc. 2.65% 2032[2]	685	597
CenterPoint Energy, Inc. 2.95% 2030	1,675	1,521
CenterPoint Energy, Inc. 2.65% 2031	5,000	4,358
Cleveland Electric Illuminating Co. 4.55% 2030[2]	2,500	2,529
Connecticut Light and Power Co. 2.05% 2031	1,075	926
Consumers Energy Co. 3.25% 2046	1,000	834
Consumers Energy Co. 3.10% 2050	2,592	2,067
Consumers Energy Co. 2.65% 2052	5,416	3,941
Dominion Resources, Inc., junior subordinated, 3.071% 2024[1]	1,000	996
DTE Energy Company 1.90% 2028	1,910	1,729
DTE Energy Company 3.00% 2032	1,639	1,519
Duke Energy Corp. 2.55% 2031	1,237	1,061
Duke Energy Progress, LLC 2.50% 2050	1,044	755
Edison International 4.95% 2025	50	51
Edison International 5.75% 2027	1,566	1,627
Edison International 4.125% 2028	11,477	11,003
Emera US Finance LP 2.639% 2031	7,975	6,869
Emera, Inc. 6.75% 2076 (3-month USD-LIBOR + 5.44% on 6/15/2026)[1]	993	987
Entergy Corp. 1.60% 2030	475	391
Entergy Corp. 2.40% 2031	2,250	1,897
Entergy Texas, Inc. 1.75% 2031	1,500	1,245
FirstEnergy Corp. 2.05% 2025	275	257
FirstEnergy Corp. 1.60% 2026	4,125	3,751
FirstEnergy Corp. 3.50% 2028[2]	1,000	957

American Funds Corporate Bond Fund	7

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Utilities (continued)
FirstEnergy Corp. 4.10% 2028[2]	3,000	$2,969
FirstEnergy Corp. 2.25% 2030	8,830	7,416
FirstEnergy Corp. 2.65% 2030	14,891	13,052
FirstEnergy Corp. 7.375% 2031	3,389	4,007
FirstEnergy Corp., Series A, 3.10% 2022[1]	5,389	5,376
FirstEnergy Corp., Series B, 4.40% 2027[1]	18,920	18,804
FirstEnergy Transmission, LLC 2.866% 2028[2]	15,625	13,812
Florida Power & Light Company 2.45% 2032	1,950	1,743
Jersey Central Power & Light Co. 4.30% 2026[2]	1,085	1,089
Jersey Central Power & Light Co. 2.75% 2032[2]	250	218
Metropolitan Edison Co. 4.30% 2029[2]	200	201
MidAmerican Energy Holdings Co. 2.70% 2052	1,219	914
Mississippi Power Co. 4.25% 2042	600	541
Northern States Power Co. 2.90% 2050	559	445
Northern States Power Co. 2.60% 2051	1,000	743
Northern States Power Co. 4.50% 2052	300	313
Pacific Gas and Electric Co. 3.50% 2025	2,697	2,611
Pacific Gas and Electric Co. 2.95% 2026	343	319
Pacific Gas and Electric Co. 3.15% 2026	2,215	2,086
Pacific Gas and Electric Co. 2.10% 2027	2,500	2,177
Pacific Gas and Electric Co. 3.30% 2027	3,483	3,173
Pacific Gas and Electric Co. 3.30% 2027	449	414
Pacific Gas and Electric Co. 3.00% 2028	9,648	8,607
Pacific Gas and Electric Co. 3.75% 2028	8,241	7,598
Pacific Gas and Electric Co. 4.65% 2028	1,442	1,382
Pacific Gas and Electric Co. 4.55% 2030	20,459	19,066
Pacific Gas and Electric Co. 2.50% 2031	16,194	12,928
Pacific Gas and Electric Co. 3.25% 2031	2,684	2,255
Pacific Gas and Electric Co. 3.75% 2042	500	361
PacifiCorp, First Mortgage Bonds, 3.50% 2029	1,000	971
PECO Energy Co. 2.80% 2050	975	741
Progress Energy, Inc. 7.00% 2031	2,480	2,886
Public Service Electric and Gas Co. 3.65% 2028	1,000	992
Public Service Electric and Gas Co. 1.90% 2031	4,222	3,580
Public Service Electric and Gas Co. 3.10% 2032	3,650	3,416
Public Service Electric and Gas Co. 2.05% 2050	3,945	2,578
Public Service Electric and Gas Co. 3.00% 2051	124	98
San Diego Gas & Electric Co. 3.00% 2032	319	295
Southern California Edison Co. 1.20% 2026	440	400
Southern California Edison Co. 3.65% 2028	1,727	1,664
Southern California Edison Co. 2.85% 2029	4,958	4,468
Southern California Edison Co. 2.25% 2030	3,460	2,954
Southern California Edison Co. 2.50% 2031	5,658	4,850
Southern California Edison Co. 2.75% 2032	863	749
Southern California Edison Co. 2.95% 2051	5,653	4,016
Southern California Edison Co. 3.65% 2051	1,543	1,236
Southern California Edison Co. 3.45% 2052	1,236	963
Southern California Edison Co., Series C, 3.60% 2045	1,230	968
Southwestern Electric Power Co. 3.25% 2051	2,223	1,711
Union Electric Co. 2.15% 2032	1,350	1,154
Union Electric Co. 3.90% 2052	475	435
Virginia Electric and Power Co. 3.15% 2026	808	796
Virginia Electric and Power Co. 2.30% 2031	2,797	2,431
Virginia Electric and Power Co. 2.40% 2032	3,100	2,713
Virginia Electric and Power Co. 2.45% 2050	2,450	1,722
Wisconsin Electric Power Co. 2.85% 2051	810	607
Wisconsin Power and Light Co. 1.95% 2031	2,775	2,334
Xcel Energy, Inc. 1.75% 2027	6,558	5,971
Xcel Energy, Inc. 3.40% 2030	5,000	4,711
Xcel Energy, Inc. 2.35% 2031	4,330	3,679
Xcel Energy, Inc. 3.50% 2049	1,420	1,157
		259,459

8	American Funds Corporate Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Communication services 8.45%
Alphabet, Inc. 1.10% 2030	1,260	$1,060
AT&T, Inc. 2.30% 2027	6,400	5,981
AT&T, Inc. 1.65% 2028	3,500	3,104
AT&T, Inc. 2.75% 2031	10,038	8,997
AT&T, Inc. 2.25% 2032	10,677	9,041
AT&T, Inc. 2.55% 2033	8,667	7,333
AT&T, Inc. 3.50% 2053	5,725	4,624
CCO Holdings, LLC and CCO Holdings Capital Corp. 4.50% 2024	1,500	1,524
CCO Holdings, LLC and CCO Holdings Capital Corp. 5.05% 2029	1,000	997
CCO Holdings, LLC and CCO Holdings Capital Corp. 2.80% 2031	4,939	4,134
CCO Holdings, LLC and CCO Holdings Capital Corp. 2.30% 2032	1,800	1,426
CCO Holdings, LLC and CCO Holdings Capital Corp. 4.40% 2033	2,805	2,639
CCO Holdings, LLC and CCO Holdings Capital Corp. 5.125% 2049	612	540
CCO Holdings, LLC and CCO Holdings Capital Corp. 4.80% 2050	420	362
CCO Holdings, LLC and CCO Holdings Capital Corp. 3.70% 2051	3,440	2,499
CCO Holdings, LLC and CCO Holdings Capital Corp. 3.90% 2052	980	733
CCO Holdings, LLC and CCO Holdings Capital Corp. 5.25% 2053	1,975	1,802
Comcast Corp. 3.95% 2025	1,500	1,532
Comcast Corp. 4.15% 2028	1,000	1,024
Comcast Corp. 1.50% 2031	4,800	3,987
Comcast Corp. 1.95% 2031	2,044	1,761
Comcast Corp. 4.00% 2047	200	184
Comcast Corp. 4.00% 2048	290	267
Comcast Corp. 2.80% 2051	3,800	2,887
Comcast Corp. 2.887% 2051[2]	2,000	1,522
Magallanes, Inc. 5.05% 2042[2]	1,560	1,412
Magallanes, Inc. 5.141% 2052[2]	8,024	7,192
Magallanes, Inc. 5.391% 2062[2]	1,401	1,258
Netflix, Inc. 4.875% 2028	7,491	7,437
Netflix, Inc. 5.875% 2028	11,396	11,831
Netflix, Inc. 5.375% 2029[2]	5,574	5,623
Netflix, Inc. 6.375% 2029	50	53
Netflix, Inc. 4.875% 2030[2]	5,606	5,519
T-Mobile US, Inc. 1.50% 2026	1,200	1,100
T-Mobile US, Inc. 3.75% 2027	1,200	1,186
T-Mobile US, Inc. 2.05% 2028	2,450	2,188
T-Mobile US, Inc. 2.55% 2031	3,792	3,296
T-Mobile US, Inc. 3.00% 2041	423	333
T-Mobile US, Inc. 3.30% 2051	2,556	1,963
T-Mobile US, Inc. 3.40% 2052[2]	1,944	1,514
Verizon Communications, Inc. 2.10% 2028	900	819
Verizon Communications, Inc. 3.875% 2029	125	124
Verizon Communications, Inc. 1.68% 2030	1,050	872
Verizon Communications, Inc. 1.75% 2031	7,675	6,368
Verizon Communications, Inc. 2.55% 2031	925	820
Verizon Communications, Inc. 2.355% 2032	1,907	1,644
Verizon Communications, Inc. 2.65% 2040	10,397	8,042
Verizon Communications, Inc. 3.40% 2041	6,200	5,363
Verizon Communications, Inc. 3.85% 2042	206	186
Verizon Communications, Inc. 2.875% 2050	1,529	1,149
Verizon Communications, Inc. 3.55% 2051	900	762
Vodafone Group PLC 4.25% 2050	1,500	1,326
		149,340

Industrials 7.10%
Boeing Company 4.875% 2025	1,566	1,586
Boeing Company 2.196% 2026	6,750	6,188
Boeing Company 2.75% 2026	8,893	8,384
Boeing Company 2.70% 2027	505	465
Boeing Company 5.04% 2027	2,314	2,328
Boeing Company 3.25% 2028	13,627	12,590
Boeing Company 5.15% 2030	8,395	8,355
Boeing Company 3.625% 2031	470	423
Boeing Company 5.705% 2040	350	346
Boeing Company 3.75% 2050	209	155
Boeing Company 5.805% 2050	3,198	3,153
Burlington Northern Santa Fe, LLC 3.00% 2023	1,000	1,005

American Funds Corporate Bond Fund	9

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Industrials (continued)
Burlington Northern Santa Fe, LLC 3.05% 2051	2,000	$1,594
Burlington Northern Santa Fe, LLC 3.30% 2051	1,062	888
Canadian National Railway Company 3.20% 2046	190	155
Canadian Pacific Railway, Ltd. 1.75% 2026	2,456	2,265
Canadian Pacific Railway, Ltd. 2.45% 2031	4,415	3,894
Canadian Pacific Railway, Ltd. 3.00% 2041	5,050	4,175
Canadian Pacific Railway, Ltd. 3.10% 2051	5,351	4,208
Carrier Global Corp. 2.242% 2025	382	367
Carrier Global Corp. 2.493% 2027	50	46
Carrier Global Corp. 2.722% 2030	488	432
Carrier Global Corp. 3.377% 2040	119	98
Carrier Global Corp. 3.577% 2050	103	83
CSX Corp. 3.80% 2028	1,559	1,555
CSX Corp. 4.25% 2029	1,000	1,015
CSX Corp. 3.35% 2049	1,015	830
CSX Corp. 2.50% 2051	2,079	1,470
General Dynamics Corp. 1.15% 2026	1,140	1,045
General Dynamics Corp. 3.625% 2030	1,690	1,674
General Dynamics Corp. 2.25% 2031	203	182
General Electric Capital Corp. 4.418% 2035	6,007	5,932
General Electric Capital Corp., Series A, 6.75% 2032	1,850	2,155
Honeywell International, Inc. 2.30% 2024	80	79
Honeywell International, Inc. 1.35% 2025	124	118
Honeywell International, Inc. 2.70% 2029	1,522	1,428
Honeywell International, Inc. 1.95% 2030	2,000	1,762
L3Harris Technologies, Inc. 1.80% 2031	925	760
Lockheed Martin Corp. 1.85% 2030	846	735
Lockheed Martin Corp. 3.60% 2035	75	72
Lockheed Martin Corp. 4.50% 2036	327	338
Masco Corp. 1.50% 2028	1,273	1,104
Masco Corp. 2.00% 2031	3,456	2,825
Masco Corp. 3.125% 2051	207	150
Norfolk Southern Corp. 3.05% 2050	1,356	1,063
Northrop Grumman Corp. 3.25% 2028	1,210	1,174
Otis Worldwide Corp. 3.362% 2050	1,000	777
Raytheon Technologies Corp. 1.90% 2031	3,150	2,654
Raytheon Technologies Corp. 2.375% 2032	1,500	1,309
Raytheon Technologies Corp. 2.82% 2051	750	563
Raytheon Technologies Corp. 3.03% 2052	3,000	2,355
Republic Services, Inc. 2.375% 2033	1,730	1,459
Siemens AG 1.20% 2026[2]	4,240	3,893
Union Pacific Corp. 3.15% 2024	750	752
Union Pacific Corp. 3.75% 2025	2,255	2,287
Union Pacific Corp. 2.15% 2027	1,000	940
Union Pacific Corp. 2.40% 2030	470	425
Union Pacific Corp. 2.375% 2031	1,807	1,603
Union Pacific Corp. 2.80% 2032	4,167	3,806
Union Pacific Corp. 2.891% 2036	1,332	1,155
Union Pacific Corp. 3.375% 2042	530	461
Union Pacific Corp. 4.30% 2049	510	501
Union Pacific Corp. 3.25% 2050	1,851	1,534
Union Pacific Corp. 2.95% 2052	2,503	1,938
Union Pacific Corp. 3.50% 2053	1,910	1,654
Union Pacific Corp. 3.95% 2059	805	724
United Technologies Corp. 3.65% 2023	23	23
United Technologies Corp. 4.125% 2028	1,475	1,502
United Technologies Corp. 4.50% 2042	250	251
Waste Management, Inc. 4.15% 2032	2,340	2,361
		125,576

Energy 5.99%
BP Capital Markets America, Inc. 2.721% 2032	1,450	1,306
BP Capital Markets America, Inc. 3.001% 2052	800	616
Canadian Natural Resources, Ltd. 2.95% 2023	997	999
Canadian Natural Resources, Ltd. 2.05% 2025	997	947
Canadian Natural Resources, Ltd. 3.85% 2027	5,095	5,028
Canadian Natural Resources, Ltd. 2.95% 2030	269	242

10	American Funds Corporate Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
Canadian Natural Resources, Ltd. 4.95% 2047	81	$81
Cheniere Energy, Inc. 3.70% 2029	1,009	955
Chevron Corp. 2.954% 2026	3,220	3,202
Chevron Corp. 1.995% 2027	2,925	2,748
Chevron Corp. 2.236% 2030	5,199	4,702
Chevron USA, Inc. 1.018% 2027	7,000	6,223
Chevron USA, Inc. 2.343% 2050	460	334
ConocoPhillips 3.80% 2052	1,468	1,341
Continental Resources, Inc. 2.875% 2032[2]	2,594	2,178
Diamondback Energy, Inc. 4.40% 2051	1,887	1,709
Diamondback Energy, Inc. 4.25% 2052	974	868
Energy Transfer Operating LP 5.00% 2050	8,129	7,335
Energy Transfer Partners LP 5.30% 2047	205	188
Energy Transfer Partners LP 6.00% 2048	692	686
Equinor ASA 3.625% 2028	1,370	1,365
Exxon Mobil Corp. 2.019% 2024	3,660	3,608
Exxon Mobil Corp. 2.44% 2029	2,323	2,146
Exxon Mobil Corp. 2.61% 2030	2,080	1,924
Exxon Mobil Corp. 3.452% 2051	2,620	2,274
MPLX LP 1.75% 2026	2,915	2,669
MPLX LP 4.70% 2048	716	640
MPLX LP 5.50% 2049	3,491	3,489
ONEOK, Inc. 2.20% 2025	352	331
ONEOK, Inc. 5.85% 2026	2,000	2,108
ONEOK, Inc. 3.40% 2029	1,440	1,317
ONEOK, Inc. 3.10% 2030	176	157
ONEOK, Inc. 6.35% 2031	2,798	3,051
ONEOK, Inc. 4.95% 2047	541	488
ONEOK, Inc. 5.20% 2048	2,749	2,600
ONEOK, Inc. 4.45% 2049	1,442	1,222
ONEOK, Inc. 4.50% 2050	551	466
ONEOK, Inc. 7.15% 2051	599	674
Petróleos Mexicanos 3.50% 2023	2,160	2,151
Petróleos Mexicanos 4.625% 2023	870	872
Petróleos Mexicanos 6.875% 2025	1,541	1,546
Petróleos Mexicanos 6.50% 2027	1,670	1,602
Petróleos Mexicanos 6.50% 2029	1,116	1,015
Petróleos Mexicanos 6.70% 2032	5,487	4,750
Qatar Petroleum 2.25% 2031[2]	2,270	2,018
Qatar Petroleum 3.125% 2041[2]	3,170	2,661
Qatar Petroleum 3.30% 2051[2]	1,530	1,262
SA Global Sukuk, Ltd. 1.602% 2026[2]	845	784
Shell International Finance BV 3.875% 2028	2,160	2,184
Shell International Finance BV 2.375% 2029	2,680	2,433
Shell International Finance BV 2.75% 2030	8,263	7,660
Shell International Finance BV 3.00% 2051	460	364
Total Capital International 3.455% 2029	1,120	1,095
Total Capital International 3.127% 2050	470	379
Williams Companies, Inc. 3.50% 2030	975	908
		105,901

Health care 5.92%
AmerisourceBergen Corp. 2.70% 2031	7,102	6,282
Amgen, Inc. 3.35% 2032	208	196
Amgen, Inc. 4.40% 2062	174	159
Anthem, Inc. 4.10% 2032	1,716	1,718
Anthem, Inc. 4.55% 2052	2,213	2,189
AstraZeneca Finance, LLC 1.75% 2028	1,750	1,583
AstraZeneca Finance, LLC 2.25% 2031	867	770
AstraZeneca PLC 2.375% 2022	1,000	1,000
AstraZeneca PLC 3.375% 2025	895	901
AstraZeneca PLC 0.70% 2026	2,965	2,684
AstraZeneca PLC 1.375% 2030	2,194	1,835
Baxter International, Inc. 2.539% 2032[2]	3,400	2,930
Bayer US Finance II, LLC 4.25% 2025[2]	450	454
Bayer US Finance II, LLC 4.375% 2028[2]	750	750
Boston Scientific Corp. 3.45% 2024	125	126

American Funds Corporate Bond Fund	11

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Health care (continued)
Boston Scientific Corp. 2.65% 2030	3,879	$3,469
Boston Scientific Corp. 4.70% 2049	135	134
Centene Corp. 2.45% 2028	6,355	5,717
Centene Corp. 4.625% 2029	2,470	2,438
Centene Corp. 3.00% 2030	4,185	3,729
Centene Corp. 3.375% 2030	1,963	1,804
Centene Corp. 2.50% 2031	5,015	4,283
Centene Corp. 2.625% 2031	1,530	1,315
Cigna Corp. 2.375% 2031	1,862	1,624
CVS Health Corp. 1.30% 2027	5,000	4,430
CVS Health Corp. 3.25% 2029	2,119	1,996
CVS Health Corp. 1.75% 2030	1,415	1,175
CVS Health Corp. 1.875% 2031	3,295	2,739
CVS Health Corp. 5.05% 2048	65	66
Gilead Sciences, Inc. 2.80% 2050	362	265
HCA, Inc. 4.125% 2029	1,000	970
HCA, Inc. 3.625% 2032[2]	2,828	2,586
HCA, Inc. 4.625% 2052[2]	630	556
Humana, Inc. 3.70% 2029	1,626	1,590
Johnson & Johnson 2.10% 2040	1,605	1,221
Kaiser Foundation Hospitals 2.81% 2041	660	527
Medtronic, Inc. 3.50% 2025	59	60
Merck & Co., Inc. 1.45% 2030	1,430	1,215
Novartis Capital Corp. 1.75% 2025	1,656	1,615
Novartis Capital Corp. 2.00% 2027	1,030	977
Novartis Capital Corp. 2.20% 2030	3,923	3,536
Partners HealthCare System, Inc. 3.192% 2049	1,000	809
Regeneron Pharmaceuticals, Inc. 1.75% 2030	746	618
Roche Holdings, Inc. 1.93% 2028[2]	7,136	6,464
Roche Holdings, Inc. 2.076% 2031[2]	8,182	7,159
Shire PLC 3.20% 2026	1,182	1,157
Summa Health 3.511% 2051	665	563
Teva Pharmaceutical Finance Co. BV 3.15% 2026	615	547
Teva Pharmaceutical Finance Co. BV 4.10% 2046	1,650	1,178
Thermo Fisher Scientific, Inc. 2.00% 2031	152	130
UnitedHealth Group, Inc. 2.375% 2024	535	529
UnitedHealth Group, Inc. 3.75% 2025	380	387
UnitedHealth Group, Inc. 2.875% 2029	348	330
UnitedHealth Group, Inc. 2.00% 2030	704	620
UnitedHealth Group, Inc. 2.30% 2031	10	9
UnitedHealth Group, Inc. 4.20% 2032	2,484	2,546
UnitedHealth Group, Inc. 3.05% 2041	2,000	1,676
UnitedHealth Group, Inc. 4.25% 2048	468	460
UnitedHealth Group, Inc. 4.45% 2048	285	287
UnitedHealth Group, Inc. 3.25% 2051	2,390	2,000
UnitedHealth Group, Inc. 4.75% 2052	2,486	2,629
UnitedHealth Group, Inc. 4.95% 2062	990	1,057
		104,769

Consumer staples 5.80%
7-Eleven, Inc. 0.95% 2026[2]	3,894	3,507
7-Eleven, Inc. 1.30% 2028[2]	4,060	3,472
7-Eleven, Inc. 1.80% 2031[2]	17,339	13,990
7-Eleven, Inc. 2.80% 2051[2]	762	527
Altria Group, Inc. 2.35% 2025	140	134
Altria Group, Inc. 4.40% 2026	22	22
Altria Group, Inc. 4.80% 2029	1,023	1,023
Altria Group, Inc. 3.40% 2030	872	785
Altria Group, Inc. 2.45% 2032	2,000	1,615
Altria Group, Inc. 5.95% 2049	1,399	1,348
Altria Group, Inc. 4.45% 2050	102	81
Altria Group, Inc. 3.70% 2051	5,865	4,119
Anheuser-Busch Co. / InBev Worldwide 4.90% 2046	5,095	5,091
Anheuser-Busch InBev NV 4.00% 2028	200	202
Anheuser-Busch InBev NV 4.75% 2029	1,531	1,594
Anheuser-Busch InBev NV 3.50% 2030	2,216	2,137
Anheuser-Busch InBev NV 4.90% 2031	250	264

12	American Funds Corporate Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Consumer staples (continued)
Anheuser-Busch InBev NV 4.439% 2048	280	$261
Anheuser-Busch InBev NV 5.55% 2049	889	966
Anheuser-Busch InBev NV 4.50% 2050	1,207	1,151
British American Tobacco International Finance PLC 1.668% 2026	986	891
British American Tobacco PLC 2.789% 2024	600	589
British American Tobacco PLC 3.215% 2026	470	449
British American Tobacco PLC 3.557% 2027	5,146	4,854
British American Tobacco PLC 2.259% 2028	6,141	5,314
British American Tobacco PLC 4.448% 2028	475	462
British American Tobacco PLC 4.906% 2030	2,000	1,939
British American Tobacco PLC 2.726% 2031	5,140	4,246
British American Tobacco PLC 3.734% 2040	860	638
British American Tobacco PLC 4.54% 2047	2,713	2,129
British American Tobacco PLC 4.758% 2049	1,995	1,602
British American Tobacco PLC 5.65% 2052	947	855
Coca-Cola Company 1.00% 2028	645	567
Coca-Cola Company 1.375% 2031	530	442
Coca-Cola Company 2.50% 2051	253	190
Conagra Brands, Inc. 4.30% 2024	2,771	2,810
Conagra Brands, Inc. 4.60% 2025	720	735
Conagra Brands, Inc. 1.375% 2027	2,710	2,324
Conagra Brands, Inc. 5.30% 2038	10	10
Conagra Brands, Inc. 5.40% 2048	617	614
Constellation Brands, Inc. 4.35% 2027	1,000	1,011
Constellation Brands, Inc. 3.60% 2028	200	193
Constellation Brands, Inc. 2.875% 2030	2,262	2,017
Constellation Brands, Inc. 2.25% 2031	3,745	3,122
Constellation Brands, Inc. 4.75% 2032	1,780	1,824
Constellation Brands, Inc. 4.10% 2048	200	173
Keurig Dr Pepper, Inc. 4.417% 2025	619	634
Keurig Dr Pepper, Inc. 3.20% 2030	1,090	1,002
Keurig Dr Pepper, Inc. 3.80% 2050	1,250	1,053
Nestlé Holdings, Inc. 0.625% 2026[2]	2,360	2,147
Nestlé Holdings, Inc. 1.00% 2027[2]	1,838	1,623
Nestlé Holdings, Inc. 1.15% 2027[2]	1,650	1,496
PepsiCo, Inc. 1.95% 2031	3,270	2,848
PepsiCo, Inc. 3.625% 2050	140	131
PepsiCo, Inc. 2.75% 2051	310	251
Philip Morris International, Inc. 2.875% 2024	972	974
Philip Morris International, Inc. 1.50% 2025	228	217
Philip Morris International, Inc. 0.875% 2026	1,035	931
Philip Morris International, Inc. 3.375% 2029	623	586
Philip Morris International, Inc. 1.75% 2030	1,910	1,545
Philip Morris International, Inc. 2.10% 2030	1,167	986
Philip Morris International, Inc. 4.125% 2043	698	594
Philip Morris International, Inc. 4.25% 2044	245	212
Procter & Gamble Company 0.55% 2025	1,646	1,524
Procter & Gamble Company 1.00% 2026	342	317
Procter & Gamble Company 1.20% 2030	1,000	835
Procter & Gamble Company 3.00% 2030	152	146
Reynolds American, Inc. 4.45% 2025	225	228
		102,569

Information technology 5.50%
Analog Devices, Inc. 1.70% 2028	1,549	1,382
Analog Devices, Inc. 2.10% 2031	2,666	2,331
Analog Devices, Inc. 2.95% 2051	596	479
Apple, Inc. 0.55% 2025	3,700	3,439
Apple, Inc. 1.125% 2025	2,004	1,909
Broadcom Corp. / Broadcom Cayman Finance, Ltd. 3.875% 2027	1,090	1,073
Broadcom, Inc. 4.00% 2029[2]	3,132	2,990
Broadcom, Inc. 4.75% 2029	4,052	4,055
Broadcom, Inc. 4.15% 2030	2,000	1,900
Broadcom, Inc. 3.419% 2033[2]	812	700
Broadcom, Inc. 3.469% 2034[2]	4,193	3,577
Broadcom, Inc. 3.137% 2035[2]	1,203	984
Broadcom, Inc. 3.187% 2036[2]	3,807	3,057

American Funds Corporate Bond Fund	13

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Information technology (continued)
Broadcom, Inc. 3.50% 2041[2]	5,505	$4,366
Broadcom, Inc. 3.75% 2051[2]	1,811	1,418
Fidelity National Information Services, Inc. 2.25% 2031	2,700	2,264
Fidelity National Information Services, Inc. 3.10% 2041	273	212
Fiserv, Inc. 3.50% 2029	1,186	1,110
Fiserv, Inc. 2.65% 2030	1,107	966
Global Payments, Inc. 2.90% 2030	1,306	1,143
Mastercard, Inc. 1.90% 2031	1,725	1,512
Mastercard, Inc. 2.95% 2051	686	556
Microsoft Corp. 3.30% 2027	2,575	2,609
Oracle Corp. 2.50% 2025	2,275	2,195
Oracle Corp. 2.30% 2028	1,663	1,470
Oracle Corp. 2.875% 2031	14,620	12,455
Oracle Corp. 3.60% 2050	3,020	2,188
Oracle Corp. 3.95% 2051	1,841	1,408
PayPal Holdings, Inc. 2.85% 2029	1,441	1,330
PayPal Holdings, Inc. 2.30% 2030	1,976	1,734
PayPal Holdings, Inc. 4.40% 2032	5,840	5,920
PayPal Holdings, Inc. 3.25% 2050	283	222
PayPal Holdings, Inc. 5.05% 2052	1,760	1,814
PayPal Holdings, Inc. 5.25% 2062	400	406
Roper Technologies, Inc. 1.00% 2025	1,000	919
Roper Technologies, Inc. 1.40% 2027	750	660
Roper Technologies, Inc. 1.75% 2031	500	407
salesforce.com, inc. 1.95% 2031	600	518
salesforce.com, inc. 2.70% 2041	250	200
salesforce.com, inc. 2.90% 2051	275	217
salesforce.com, inc. 3.05% 2061	1,200	923
ServiceNow, Inc. 1.40% 2030	19,148	15,517
VeriSign, Inc. 2.70% 2031	781	653
Visa, Inc. 1.10% 2031	2,200	1,796
Visa, Inc. 2.00% 2050	450	308
		97,292

Real estate 4.77%
Alexandria Real Estate Equities, Inc. 3.80% 2026	100	99
Alexandria Real Estate Equities, Inc. 2.75% 2029	175	158
American Campus Communities, Inc. 3.75% 2023	1,715	1,722
American Campus Communities, Inc. 4.125% 2024	1,443	1,464
American Campus Communities, Inc. 3.30% 2026	1,660	1,640
American Campus Communities, Inc. 3.625% 2027	229	229
American Campus Communities, Inc. 2.85% 2030	86	83
American Campus Communities, Inc. 3.875% 2031	284	285
American Tower Corp. 1.45% 2026	854	763
American Tower Corp. 1.60% 2026	1,574	1,437
American Tower Corp. 3.65% 2027	4,060	3,953
American Tower Corp. 2.30% 2031	2,399	1,964
American Tower Corp. 2.70% 2031	3,277	2,784
American Tower Corp. 4.05% 2032	1,561	1,472
American Tower Corp. 2.95% 2051	285	201
Corporate Office Properties LP 2.00% 2029	362	303
Corporate Office Properties LP 2.75% 2031	620	522
Corporate Office Properties LP 2.90% 2033	619	504
Crown Castle International Corp. 2.50% 2031	7,937	6,702
Equinix, Inc. 2.625% 2024	3,482	3,413
Equinix, Inc. 1.25% 2025	3,123	2,888
Equinix, Inc. 2.90% 2026	583	553
Equinix, Inc. 1.80% 2027	470	417
Equinix, Inc. 1.55% 2028	1,735	1,492
Equinix, Inc. 2.00% 2028	537	473
Equinix, Inc. 3.20% 2029	3,945	3,617
Equinix, Inc. 2.15% 2030	5,288	4,447
Equinix, Inc. 2.50% 2031	7,086	6,005
Equinix, Inc. 3.90% 2032	1,280	1,212
Equinix, Inc. 3.00% 2050	1,274	919
Equinix, Inc. 3.40% 2052	2,048	1,584
Extra Space Storage, Inc. 2.35% 2032	607	499

14	American Funds Corporate Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Real estate (continued)
Invitation Homes Operating Partnership LP 2.30% 2028	845	$739
Invitation Homes Operating Partnership LP 2.00% 2031	1,424	1,144
Invitation Homes Operating Partnership LP 2.70% 2034	606	491
Public Storage 2.30% 2031	733	639
Scentre Group 3.50% 2025[2]	48	47
Sun Communities Operating LP 2.30% 2028	381	334
Sun Communities Operating LP 2.70% 2031	7,486	6,337
Sun Communities Operating LP 4.20% 2032	1,503	1,416
VICI Properties LP 4.375% 2025	770	768
VICI Properties LP 4.75% 2028	6,733	6,669
VICI Properties LP 4.95% 2030	3,061	3,013
VICI Properties LP 5.125% 2032	8,813	8,750
Westfield Corp., Ltd. 3.50% 2029[2]	208	190
		84,341

Consumer discretionary 3.20%
Amazon.com, Inc. 1.20% 2027	1,191	1,075
Amazon.com, Inc. 3.45% 2029	213	212
Amazon.com, Inc. 1.50% 2030	3,811	3,254
Amazon.com, Inc. 2.10% 2031	927	817
Amazon.com, Inc. 2.875% 2041	934	780
American Honda Finance Corp. 1.20% 2025	3,818	3,571
Bayerische Motoren Werke AG 3.90% 2025[2]	257	260
Bayerische Motoren Werke AG 2.55% 2031[2]	1,534	1,356
Daimler Trucks Finance North America, LLC 3.50% 2025[2]	2,000	1,989
Daimler Trucks Finance North America, LLC 3.65% 2027[2]	2,475	2,428
Daimler Trucks Finance North America, LLC 2.375% 2028[2]	2,025	1,799
Daimler Trucks Finance North America, LLC 2.50% 2031[2]	4,685	3,935
General Motors Company 6.125% 2025	823	872
General Motors Financial Co. 1.20% 2024	1,589	1,501
General Motors Financial Co. 2.75% 2025	3,000	2,891
General Motors Financial Co. 2.40% 2028	450	393
Home Depot, Inc. 3.90% 2028	119	122
Home Depot, Inc. 2.95% 2029	828	789
Home Depot, Inc. 1.375% 2031	2,326	1,918
Home Depot, Inc. 3.125% 2049	91	74
Home Depot, Inc. 3.35% 2050	570	484
Home Depot, Inc. 2.375% 2051	2,795	2,006
Hyundai Capital America 1.80% 2025[2]	774	717
Hyundai Capital America 1.50% 2026[2]	850	762
Hyundai Capital America 2.375% 2027[2]	634	570
Hyundai Capital America 2.00% 2028[2]	1,392	1,197
Hyundai Capital America 2.10% 2028[2]	1,800	1,550
Lowe’s Companies, Inc. 1.30% 2028	171	148
Lowe’s Companies, Inc. 1.70% 2030	1,123	926
Lowe’s Companies, Inc. 3.75% 2032	615	587
Lowe’s Companies, Inc. 4.05% 2047	37	33
Lowe’s Companies, Inc. 3.00% 2050	615	460
Lowe’s Companies, Inc. 4.25% 2052	300	274
Marriott International, Inc. 2.85% 2031	2,260	1,961
Marriott International, Inc. 2.75% 2033	2,040	1,681
Morongo Band of Mission Indians 7.00% 2039[2]	1,100	1,271
Stellantis Finance US, Inc. 1.711% 2027[2]	3,550	3,163
Stellantis Finance US, Inc. 2.691% 2031[2]	7,905	6,536
Toyota Motor Credit Corp. 0.80% 2026	640	584
Toyota Motor Credit Corp. 3.375% 2030	1,339	1,290
VICI Properties LP / VICI Note Co., Inc. 4.625% 2025[2]	383	374
		56,610

Materials 2.58%
Anglo American Capital PLC 2.25% 2028[2]	1,480	1,320
Anglo American Capital PLC 5.625% 2030[2]	1,610	1,685
Anglo American Capital PLC 2.875% 2031[2]	1,000	865
Anglo American Capital PLC 3.95% 2050[2]	696	567
Dow Chemical Co. 4.55% 2025	14	14
Dow Chemical Co. 3.625% 2026	746	747
Dow Chemical Co. 4.80% 2028	500	518

American Funds Corporate Bond Fund	15

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Materials (continued)
Dow Chemical Co. 2.10% 2030	4,250	$3,638
Dow Chemical Co. 4.625% 2044	600	574
Dow Chemical Co. 5.55% 2048	290	315
Dow Chemical Co. 4.80% 2049	380	373
Dow Chemical Co. 3.60% 2050	2,000	1,644
Ecolab, Inc. 2.125% 2032	2,170	1,875
Ecolab, Inc. 2.125% 2050	1,000	673
Ecolab, Inc. 2.70% 2051	500	378
Glencore Funding, LLC 4.125% 2024[2]	500	504
Glencore Funding, LLC 1.625% 2026[2]	600	544
Glencore Funding, LLC 2.625% 2031[2]	2,000	1,680
Glencore Funding, LLC 3.375% 2051[2]	800	586
International Flavors & Fragrances, Inc. 1.23% 2025[2]	1,000	918
International Flavors & Fragrances, Inc. 1.832% 2027[2]	3,048	2,686
International Flavors & Fragrances, Inc. 2.30% 2030[2]	5,609	4,764
International Flavors & Fragrances, Inc. 3.268% 2040[2]	500	403
International Flavors & Fragrances, Inc. 3.468% 2050[2]	1,800	1,401
LYB International Finance BV 4.875% 2044	100	96
LYB International Finance III, LLC 1.25% 2025	949	874
LYB International Finance III, LLC 2.25% 2030	1,270	1,086
LYB International Finance III, LLC 3.375% 2040	718	590
LYB International Finance III, LLC 4.20% 2049	249	220
LYB International Finance III, LLC 4.20% 2050	250	221
LYB International Finance III, LLC 3.625% 2051	680	550
Newcrest Finance Pty, Ltd. 3.25% 2030[2]	1,492	1,360
Newcrest Finance Pty, Ltd. 4.20% 2050[2]	340	287
Nutrien, Ltd. 1.90% 2023	111	110
Nutrien, Ltd. 5.00% 2049	300	313
Praxair, Inc. 1.10% 2030	1,682	1,377
Praxair, Inc. 2.00% 2050	866	570
Rio Tinto Finance (USA), Ltd. 2.75% 2051	2,062	1,578
Sherwin-Williams Company 2.75% 2022	22	22
Sherwin-Williams Company 3.125% 2024	700	700
Sherwin-Williams Company 3.45% 2027	400	392
Sherwin-Williams Company 2.20% 2032	250	211
Sherwin-Williams Company 3.80% 2049	550	470
Sherwin-Williams Company 3.30% 2050	1,050	826
Sherwin-Williams Company 2.90% 2052	250	183
South32 Treasury USA 4.35% 2032[2]	3,551	3,411
Vale Overseas, Ltd. 3.75% 2030	1,503	1,402
Westlake Chemical Corp. 5.00% 2046	130	130
		45,651

Total corporate bonds, notes & loans		1,535,550

U.S. Treasury bonds & notes 6.39%
U.S. Treasury 6.39%
U.S. Treasury 0.375% 2023	114	111
U.S. Treasury 0.375% 2024	3,221	3,062
U.S. Treasury 0.625% 2024	1,850	1,765
U.S. Treasury 0.75% 2024	684	653
U.S. Treasury 2.50% 2024	18,132	18,119
U.S. Treasury 0.25% 2025	1	1
U.S. Treasury 2.75% 2025[4]	22,952	22,983
U.S. Treasury 0.50% 2026	1,820	1,672
U.S. Treasury 0.875% 2026	1,148	1,063
U.S. Treasury 1.125% 2026	1,042	969
U.S. Treasury 2.625% 2027	23,052	22,859
U.S. Treasury 1.125% 2028	723	650
U.S. Treasury 1.25% 2028[4]	1,356	1,232
U.S. Treasury 1.25% 2028	1,055	955
U.S. Treasury 1.25% 2028	188	171
U.S. Treasury 2.75% 2029	174	173
U.S. Treasury 2.875% 2032	19,811	19,863
U.S. Treasury 2.375% 2042[4]	2,155	1,868

16	American Funds Corporate Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury (continued)
U.S. Treasury 3.25% 2042	638	$636
U.S. Treasury 2.00% 2051	15	12
U.S. Treasury 2.25% 2052[4]	16,859	14,124
		112,941

Asset-backed obligations 1.23%
Castlelake Aircraft Securitization Trust, Series 2021-1, Class A, 2.868% 2037[2,5]	2,041	1,863
CF Hippolyta, LLC, Series 2020-1, Class A1, 1.69% 2060[2,5]	4,336	3,982
CF Hippolyta, LLC, Series 2020-1, Class A2, 1.99% 2060[2,5]	298	262
CF Hippolyta, LLC, Series 2021-1, Class A1, 1.53% 2061[2,5]	403	364
Global SC Finance V SRL, Series 2019-1A, Class B, 4.81% 2039[2,5]	825	816
New Economy Assets Phase 1 Issuer, LLC, Series 2021-1, Class A1, 1.91% 2061[2,5]	16,290	14,555
		21,842

Municipals 0.34%
California 0.09%
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-B, 2.746% 2034	215	187
Regents of the University of California, General Rev. Bonds, Series 2020-BG, 1.316% 2027	965	873
Regents of the University of California, General Rev. Bonds, Series 2020-BG, 1.614% 2030	750	635
		1,695

Ohio 0.25%
Cleveland-Cuyahoga Port Auth., Federal Lease Rev. Bonds (VA Cleveland Health Care Center Project), Series 2021, 4.425% 2031	4,635	4,387

Total municipals		6,082

Bonds & notes of governments & government agencies outside the U.S. 0.11%
Panama (Republic of) 2.252% 2032	1,710	1,405
United Mexican States 3.75% 2071	685	485
		1,890

Total bonds, notes & other debt instruments (cost: $1,864,471,000)		1,678,305

Short-term securities 3.35%	Shares
Money market investments 3.35%
Capital Group Central Cash Fund 0.85%[6,7]	591,568	59,157

Total short-term securities (cost: $59,157,000)		59,157
Total investment securities 98.25% (cost: $1,923,628,000)		1,737,462
Other assets less liabilities 1.75%		30,940

Net assets 100.00%		$1,768,402

Futures contracts

						Value and
						unrealized
						(depreciation)
				Notional		appreciation
		Number of		amount		at 5/31/2022
Contracts	Type	contracts	Expiration	(000)		(000)
2 Year U.S. Treasury Note Futures	Long	624	September 2022	USD	131,727	$(94)
5 Year U.S. Treasury Note Futures	Long	319	September 2022		36,032	(69)
10 Year U.S. Treasury Note Futures	Short	1,537	September 2022		(183,599)	848
10 Year Ultra U.S. Treasury Note Futures	Short	2,334	September 2022		(299,883)	1,684
20 Year U.S. Treasury Bond Futures	Long	1,579	September 2022		220,172	(1,661)
30 Year Ultra U.S. Treasury Bond Futures	Long	502	September 2022		78,186	(1,099)
						$(391)

American Funds Corporate Bond Fund	17

Swap contracts

Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection

							Upfront	Unrealized
				Notional		Value at	premium	appreciation
Reference	Financing	Payment	Expiration	amount		5/31/2022	received	at 5/31/2022
index	rate paid	frequency	date	(000)		(000)	(000)	(000)
CDX.NA.IG.38	1.00%	Quarterly	6/20/2027	USD	80,971	$(768)	$(1,116)	$348

Investments in affiliates7

	Value of			Net	Net		Value of
	affiliate at			realized	unrealized		affiliate at	Dividend
	6/1/2021	Additions	Reductions	loss	appreciation		5/31/2022	income
	(000)	(000)	(000)	(000)	(000)		(000)	(000)
Short-term securities 3.35%
Money market investments 3.35%
Capital Group Central Cash Fund 0.85%[6]	$64,118	$840,394	$845,347	$(8)	$—	[8]	$59,157	$101

[1]	Step bond; coupon rate may change at a later date.
[2]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $276,201,000, which represented 15.62% of the net assets of the fund.
[3]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[4]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $5,120,000, which represented .29% of the net assets of the fund.
[5]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[6]	Rate represents the seven-day yield at 5/31/2022.
[7]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[8]	Amount less than one thousand.

Key to abbreviations

Auth. = Authority

CMT = Constant Maturity Treasury

ICE = Intercontinental Exchange, Inc.

LIBOR = London Interbank Offered Rate

Rev. = Revenue

SOFR = Secured Overnight Financing Rate

USD = U.S. dollars

Refer to the notes to financial statements.

18	American Funds Corporate Bond Fund

Financial statements

Statement of assets and liabilities
at May 31, 2022	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $1,864,471)	$1,678,305
Affiliated issuers (cost: $59,157)	59,157	$1,737,462
Cash		301
Receivables for:
Sales of investments	69,406
Sales of fund’s shares	3,935
Dividends and interest	12,790
Variation margin on futures contracts	3,590
Variation margin on centrally cleared swap contracts	28	89,749
		1,827,512
Liabilities:
Payables for:
Purchases of investments	50,754
Repurchases of fund’s shares	3,825
Dividends on fund’s shares	18
Investment advisory services	380
Services provided by related parties	416
Trustees’ deferred compensation	10
Variation margin on futures contracts	3,696
Variation margin on centrally cleared swap contracts	2
Other	9	59,110
Net assets at May 31, 2022		$1,768,402

Net assets consist of:
Capital paid in on shares of beneficial interest		$2,017,951
Total accumulated loss		(249,549)
Net assets at May 31, 2022		$1,768,402

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —

unlimited shares authorized (179,828 total shares outstanding)

		Shares	Net asset value
	Net assets	outstanding	per share
Class A	$861,697	87,626	$9.83
Class C	36,533	3,715	9.83
Class T	10	1	9.83
Class F-1	38,941	3,960	9.83
Class F-2	584,075	59,395	9.83
Class F-3	121,071	12,312	9.83
Class 529-A	55,847	5,679	9.83
Class 529-C	3,926	399	9.83
Class 529-E	1,948	198	9.83
Class 529-T	11	1	9.83
Class 529-F-1	9	1	9.83
Class 529-F-2	9,522	968	9.83
Class 529-F-3	9	1	9.83
Class R-1	1,249	127	9.83
Class R-2	6,067	617	9.83
Class R-2E	1,317	134	9.83
Class R-3	11,103	1,129	9.83
Class R-4	4,427	450	9.83
Class R-5E	2,560	260	9.83
Class R-5	1,014	103	9.83
Class R-6	27,066	2,752	9.83

Refer to the notes to financial statements.

American Funds Corporate Bond Fund	19

Financial statements (continued)

Statement of operations
for the year ended May 31, 2022	(dollars in thousands)

Investment income:
Income:
Interest	$51,812
Dividends from affiliated issuers	101	$51,913
Fees and expenses*:
Investment advisory services	7,282
Distribution services	3,975
Transfer agent services	2,100
Administrative services	615
529 plan services	48
Reports to shareholders	186
Registration statement and prospectus	408
Trustees’ compensation	6
Auditing and legal	96
Custodian	17
Other	16
Total fees and expenses before reimbursement	14,749
Less reimbursement of fees and expenses:
Miscellaneous fee reimbursement	115
Total fees and expenses after reimbursement		14,634
Net investment income		37,279

Net realized loss and unrealized depreciation:
Net realized (loss) gain on:
Investments:
Unaffiliated issuers	(44,759)
Affiliated issuers	(8)
Futures contracts	1,761
Swap contracts	55	(42,951)
Net unrealized (depreciation) appreciation on:
Investments:
Unaffiliated issuers	(209,257)
Affiliated issuers	— †
Futures contracts	74
Swap contracts	348	(208,835)
Net realized loss and unrealized depreciation		(251,786)
Net decrease in net assets resulting from operations		$(214,507)

* Additional information related to class-specific fees and expenses is included in the notes to financial statements.

† Amount less than one thousand.

Refer to the notes to financial statements.

20	American Funds Corporate Bond Fund

Financial statements (continued)

Statements of changes in net assets

(dollars in thousands)

	Year ended May 31,
	2022	2021

Operations:
Net investment income	$37,279	$29,282
Net realized (loss) gain	(42,951)	3,241
Net unrealized depreciation	(208,835)	(39,385)
Net decrease in net assets resulting from operations	(214,507)	(6,862)

Distributions paid or accrued to shareholders	(36,914)	(85,193)

Net capital share transactions	(82,467)	1,012,860

Total (decrease) increase in net assets	(333,888)	920,805

Net assets:
Beginning of year	2,102,290	1,181,485
End of year	$1,768,402	$2,102,290

Refer to the notes to financial statements.

American Funds Corporate Bond Fund	21

Notes to financial statements

1. Organization

American Funds Corporate Bond Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company. The fund seeks to provide maximum total return consistent with capital preservation and prudent risk management.

The fund has 21 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), seven 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T, 529-F-1, 529-F-2 and 529-F-3) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 3.75% for Class A; up to 3.50% for Class 529-A	None (except 1.00% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Classes C and 529-C	None	1.00% for redemptions within one year of purchase	Class C converts to Class A after eight years and Class 529-C converts to Class 529-A after five years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid or accrued to shareholders — Income dividends are declared daily after the determination of the fund’s net investment income and are paid to shareholders monthly. Capital gain distributions are recorded on the ex-dividend date.

22	American Funds Corporate Bond Fund

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds”), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.

Exchange-traded futures are generally valued at the official settlement price of the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued. Credit default swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

American Funds Corporate Bond Fund	23

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of May 31, 2022 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Corporate bonds, notes & loans	$—	$1,535,550	$—	$1,535,550
U.S. Treasury bonds & notes	—	112,941	—	112,941
Asset-backed obligations	—	21,842	—	21,842
Municipals	—	6,082	—	6,082
Bonds & notes of governments & government agencies outside the U.S.	—	1,890	—	1,890
Short-term securities	59,157	—	—	59,157
Total	$59,157	$1,678,305	$—	$1,737,462

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$2,532	$—	$—	$2,532
Unrealized appreciation on centrally cleared credit default swaps	—	348	—	348
Liabilities:
Unrealized depreciation on futures contracts	(2,923)	—	—	(2,923)
Total	$(391)	$348	$—	$(43)

*	Futures contracts and credit default swaps are not included in the fund’s investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

24	American Funds Corporate Bond Fund

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by factors such as the interest rates, maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. A downgrade or default affecting any of the fund’s securities could cause the value of the fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to assess credit and default risks.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Securities issued by U.S. government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose the fund to losses in excess of its initial investment. Derivatives may be difficult to value, difficult for the fund to buy or sell at an opportune time or price and difficult, or even impossible, to terminate or otherwise offset. The fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce the fund’s returns and increase the fund’s price volatility. The fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. In certain cases, the fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses.

Liquidity risk — Certain fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs or may be forced to sell at a loss.

American Funds Corporate Bond Fund	25

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting and auditing practices and standards and different regulatory, legal and reporting requirements, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries tend to have less developed political, economic and legal systems and accounting and auditing practices and standards than those in developed countries. Accordingly, the governments of these countries may be less stable and more likely to intervene in the market economy, for example, by imposing capital controls, nationalizing a company or industry, placing restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or imposing punitive taxes that could adversely affect the prices of securities. Information regarding issuers in emerging markets may be limited, incomplete or inaccurate, and there may be fewer rights and remedies available to the fund and its shareholders. In addition, the economies of these countries may be dependent on relatively few industries, may have limited access to capital and may be more susceptible to changes in local and global trade conditions and downturns in the world economy. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Futures contracts — The fund has entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, known as a futures commission merchant (“FCM”), in a segregated account in the name of the FCM an amount of cash, U.S. government securities or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract.

On a daily basis, the fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in the statement of assets and liabilities. In addition, the fund segregates liquid assets equivalent to the fund’s outstanding obligations under the contract in excess of the initial margin and variation margin, if any. Futures contracts may involve a risk of loss in excess of the variation margin shown on the fund’s statement of assets and liabilities. The fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in the fund’s statement of operations. The average month-end notional amount of futures contracts while held was $1,205,892,000.

26	American Funds Corporate Bond Fund

Swap contracts — The fund has entered into swap agreements, which are two-party contracts entered into primarily by institutional investors for a specified time period. In a typical swap transaction, two parties agree to exchange the returns earned or realized from one or more underlying assets or rates of return. Swap agreements can be traded on a swap execution facility (SEF) and cleared through a central clearinghouse (cleared), traded over-the-counter (OTC) and cleared, or traded bilaterally and not cleared. Because clearing interposes a central clearinghouse as the ultimate counterparty to each participant’s swap, and margin is required to be exchanged under the rules of the clearinghouse, central clearing is intended to decrease (but not eliminate) counterparty risk relative to uncleared bilateral swaps. To the extent the fund enters into bilaterally negotiated swap transactions, the fund will enter into swap agreements only with counterparties that meet certain credit standards and subject to agreed collateralized procedures. The term of a swap can be days, months or years and certain swaps may be less liquid than others.

Upon entering into a centrally cleared swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in the fund’s statement of assets and liabilities for centrally cleared swaps and as unrealized appreciation or depreciation in the fund’s statement of assets and liabilities for bilateral swaps. For centrally cleared swaps, the fund also pays or receives a variation margin based on the increase or decrease in the value of the swaps, including accrued interest as applicable, and records variation margin in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from swaps are recorded in the fund’s statement of operations.

Swap agreements can take different forms. The fund has entered into the following types of swap agreements:

Credit default swap indices — The fund has entered into centrally cleared credit default swap indices, including CDX and iTraxx indices (collectively referred to as “CDSIs”), in order to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks. A CDSI is based on a portfolio of credit default swaps with similar characteristics, such as credit default swaps on high-yield bonds. In a typical CDSI transaction, one party (the protection buyer) is obligated to pay the other party (the protection seller) a stream of periodic payments over the term of the contract. If a credit event, such as a default or restructuring, occurs with respect to any of the underlying reference obligations, the protection seller must pay the protection buyer the loss on those credits.

The fund may enter into a CDSI transaction as either protection buyer or protection seller. If the fund is a protection buyer, it would pay the counterparty a periodic stream of payments over the term of the contract and would not recover any of those payments if no credit events were to occur with respect to any of the underlying reference obligations. However, if a credit event did occur, the fund, as a protection buyer, would have the right to deliver the referenced debt obligations or a specified amount of cash, depending on the terms of the applicable agreement, and to receive the par value of such debt obligations from the counterparty protection seller. As a protection seller, the fund would receive fixed payments throughout the term of the contract if no credit events were to occur with respect to any of the underlying reference obligations. If a credit event were to occur, however, the value of any deliverable obligation received by the fund, coupled with the periodic payments previously received by the fund, may be less than the full notional value that the fund, as a protection seller, pays to the counterparty protection buyer, effectively resulting in a loss of value to the fund. Furthermore, as a protection seller, the fund would effectively add leverage to its portfolio because it would have investment exposure to the notional amount of the swap transaction. The average month-end notional amount of credit default swaps while held was $72,170,000.

American Funds Corporate Bond Fund	27

The following tables identify the location and fair value amounts on the fund’s statement of assets and liabilities and the effect on the fund’s statement of operations resulting from the fund’s use of futures contracts and credit default swaps as of, or for the year ended, May 31, 2022 (dollars in thousands):

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation*	$2,532	Unrealized depreciation*	$2,923
Swap (centrally cleared)	Credit	Unrealized appreciation*	348	Unrealized depreciation*	—
			$2,880		$2,923

		Net realized gain		Net unrealized appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$1,761	Net unrealized appreciation on futures contracts	$74
Swap	Credit	Net realized gain on swap contracts	55	Net unrealized appreciation on swap contracts	348
			$1,816		$422

*	Includes cumulative appreciation/depreciation on futures contracts and centrally cleared credit default swaps as reported in the applicable tables following the fund’s investment portfolio. Only current day’s variation margin is reported within the fund’s statement of assets and liabilities.

Collateral — The fund receives or pledges highly liquid assets, such as cash or U.S. government securities, as collateral due to its use of futures contracts and credit default swaps. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by the fund, if any, is disclosed in the fund’s investment portfolio, and cash collateral pledged by the fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash collateral in the fund’s statement of assets and liabilities.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended May 31, 2022, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are generally not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is typically three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions determined on a tax basis may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; cost of investments sold; net capital losses and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended May 31, 2022, the fund reclassified $3,000 from total accumulated loss to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

28	American Funds Corporate Bond Fund

As of May 31, 2022, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$1,105
Capital loss carryforward[1]	(61,561)
Gross unrealized appreciation on investments	5,092
Gross unrealized depreciation on investments	(194,100)
Net unrealized depreciation on investments	(189,008)
Cost of investments	1,927,544

[1]	The capital loss carryforward will be used to offset any capital gains realized by the fund in future years. The fund will not make distributions from capital gains while a capital loss carryforward remains.

Distributions paid or accrued were characterized for tax purposes as follows (dollars in thousands):

	Year ended May 31, 2022					Year ended May 31, 2021
Share class	Ordinary income		Long-term capital gains	Total distributions paid or accrued		Ordinary income		Long-term capital gains		Total distributions paid or accrued
Class A	$17,451		$—	$17,451		$34,335		$9,032		$43,367
Class C	481		—	481		1,443		481		1,924
Class T	—	[2]	—	—	[2]	—	[2]	—	[2]	—	[2]
Class F-1	955		—	955		2,897		799		3,696
Class F-2	12,761		—	12,761		21,850		5,608		27,458
Class F-3	2,818		—	2,818		2,707		658		3,365
Class 529-A	1,097		—	1,097		2,176		563		2,739
Class 529-C	47		—	47		161		53		214
Class 529-E	36		—	36		89		25		114
Class 529-T	—	[2]	—	—	[2]	—	[2]	—	[2]	—	[2]
Class 529-F-1	—	[2]	—	—	[2]	54		—		54
Class 529-F-2[3]	206		—	206		240		71		311
Class 529-F-3[3]	—	[2]	—	—	[2]	—	[2]	—	[2]	—	[2]
Class R-1	15		—	15		34		11		45
Class R-2	67		—	67		218		70		288
Class R-2E	21		—	21		44		13		57
Class R-3	186		—	186		375		104		479
Class R-4	98		—	98		212		57		269
Class R-5E	45		—	45		47		10		57
Class R-5	31		—	31		62		14		76
Class R-6	599		—	599		556		124		680
Total	$36,914		$—	$36,914		$67,500		$17,693		$85,193

[2]	Amount less than one thousand.
[3]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. At the beginning of the year, these fees were based on a series of decreasing annual rates beginning with 0.377% on the first $1.5 billion of daily net assets and decreasing to 0.277% on such assets in excess of $2.5 billion. On March 9, 2022, the fund’s board of trustees approved an amended investment advisory and service agreement effective May 1, 2022, replacing the prior series of rates and breakpoints with a new series of decreasing annual rates beginning with 0.253% on the first $15.0 billion of daily net assets and decreasing to 0.212% on such assets in excess of $15.0 billion. For the year ended May 31, 2022, the investment advisory services fees were $7,282,000, which were equivalent to an annualized rate of 0.355% of average daily net assets.

American Funds Corporate Bond Fund	29

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, 529-F-2, 529-F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of May 31, 2022, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the average daily net assets attributable to each share class of the fund. Currently the fund pays CRMC an administrative services fee at the annual rate of 0.03% of the average daily net assets attributable to each share class of the fund for CRMC’s provision of administrative services.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fees are based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. Virginia529 is not considered a related party to the fund.

Prior to January 1, 2022, the quarterly fees were based on a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. Effective January 1, 2022, the quarterly fees were amended to a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $75 billion. The fees for any given calendar quarter are accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. For the year ended May 31, 2022, the 529 plan services fees were $48,000, which were equivalent to 0.058% of the average daily net assets of each 529 share class.

30	American Funds Corporate Bond Fund

For the year ended May 31, 2022, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$2,977	$1,083		$308		Not applicable
Class C	490	52		15		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	141	73		17		Not applicable
Class F-2	Not applicable	757		193		Not applicable
Class F-3	Not applicable	4		40		Not applicable
Class 529-A	153	64		19		$37
Class 529-C	50	5		1		3
Class 529-E	12	1		1		2
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	—	*	—	*	—	*
Class 529-F-2	Not applicable	5		3		6
Class 529-F-3	Not applicable	—	*	—	*	—	*
Class R-1	15	1		—	*	Not applicable
Class R-2	49	22		2		Not applicable
Class R-2E	10	3		—	*	Not applicable
Class R-3	64	19		4		Not applicable
Class R-4	14	6		2		Not applicable
Class R-5E	Not applicable	3		1		Not applicable
Class R-5	Not applicable	1		—	*	Not applicable
Class R-6	Not applicable	1		9		Not applicable
Total class-specific expenses	$3,975	$2,100		$615		$48

*	Amount less than one thousand.

Miscellaneous fee reimbursement — CRMC has agreed to reimburse a portion of miscellaneous fees and expenses of the fund. For the year ended May 31, 2022, total fees and expenses reimbursed by CRMC were $115,000, which CRMC does not intend to recoup. This reimbursement may be adjusted or discontinued, subject to any restrictions in the fund’s prospectus. Fees and expenses in the statement of operations are presented gross of any reimbursement from CRMC.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $6,000 in the fund’s statement of operations reflects $7,000 in current fees (either paid in cash or deferred) and a net decrease of $1,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term instruments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The fund purchased securities from, and sold securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. Each transaction was executed at the current market price of the security and no brokerage commissions or fees were paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended May 31, 2022, the fund engaged in such purchase and sale transactions with related funds in the amounts of $13,862,000 and $33,996,000, respectively, which generated $107,000 of net realized gains from such sales.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended May 31, 2022.

American Funds Corporate Bond Fund	31

8. Indemnifications

The fund’s organizational documents provide board members and officers with indemnification against certain liabilities or expenses in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown since it is dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote. Insurance policies are also available to the fund’s board members and officers.

9. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]		Reinvestments of distributions				Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended May 31, 2022

Class A	$143,060	12,928	$17,313		1,597		$(237,069)	(22,013)	$(76,696)	(7,488)
Class C	8,298	757	478		44		(21,117)	(1,967)	(12,341)	(1,166)
Class T	—	—	—		—		—	—	—	—
Class F-1	14,312	1,319	954		87		(38,221)	(3,529)	(22,955)	(2,123)
Class F-2	288,444	26,541	12,753		1,178		(276,094)	(25,669)	25,103	2,050
Class F-3	51,748	4,853	2,818		259		(56,716)	(5,249)	(2,150)	(137)
Class 529-A	13,532	1,222	1,091		101		(17,394)	(1,585)	(2,771)	(262)
Class 529-C	1,076	97	46		4		(2,497)	(226)	(1,375)	(125)
Class 529-E	420	37	36		3		(1,001)	(89)	(545)	(49)
Class 529-T	—	—	—	[2]	—	[2]	—	—	— [2]	— [2]
Class 529-F-1	—	—	—	[2]	—	[2]	—	—	— [2]	— [2]
Class 529-F-2	3,613	325	204		19		(2,141)	(197)	1,676	147
Class 529-F-3	—	—	—	[2]	—	[2]	—	—	— [2]	— [2]
Class R-1	583	52	15		2		(473)	(43)	125	11
Class R-2	2,404	224	66		6		(2,821)	(256)	(351)	(26)
Class R-2E	495	45	21		2		(696)	(64)	(180)	(17)
Class R-3	4,256	387	185		17		(4,640)	(428)	(199)	(24)
Class R-4	1,208	109	97		9		(2,789)	(252)	(1,484)	(134)
Class R-5E	2,291	206	44		4		(735)	(66)	1,600	144
Class R-5	282	25	31		3		(908)	(84)	(595)	(56)
Class R-6	24,322	2,183	596		55		(14,247)	(1,306)	10,671	932
Total net increase (decrease)	$560,344	51,310	$36,748		3,390		$(679,559)	(63,023)	$(82,467)	(8,323)

Refer to the end of the table for footnotes.

32	American Funds Corporate Bond Fund

	Sales[1]		Reinvestments of distributions				Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended May 31, 2021

Class A	$476,484	40,851	$43,133		3,709		$(224,405)	(19,553)	$295,212	25,007
Class C	39,660	3,390	1,913		164		(20,899)	(1,811)	20,674	1,743
Class T	—	—	—		—		—	—	—	—
Class F-1	105,828	9,009	3,689		317		(69,120)	(6,014)	40,397	3,312
Class F-2	763,830	65,008	27,444		2,364		(270,879)	(23,739)	520,395	43,633
Class F-3	141,812	12,405	3,364		290		(43,487)	(3,783)	101,689	8,912
Class 529-A	29,502	2,531	2,734		235		(16,390)	(1,419)	15,846	1,347
Class 529-C	3,233	278	214		18		(5,384)	(460)	(1,937)	(164)
Class 529-E	1,429	122	114		10		(892)	(77)	651	55
Class 529-T	—	—	1		—	[2]	—	—	1	— [2]
Class 529-F-1	1,422	120	43		4		(7,876)	(674)	(6,411)	(550)
Class 529-F-2[3]	10,749	924	310		27		(1,474)	(130)	9,585	821
Class 529-F-3[3]	10	1	—	[2]	—	[2]	—	—	10	1
Class R-1	590	51	44		4		(316)	(28)	318	27
Class R-2	3,462	298	273		23		(4,405)	(378)	(670)	(57)
Class R-2E	1,406	121	57		4		(737)	(63)	726	62
Class R-3	7,233	624	478		41		(3,864)	(338)	3,847	327
Class R-4	5,335	456	267		23		(2,276)	(200)	3,326	279
Class R-5E	3,792	323	56		5		(3,788)	(322)	60	6
Class R-5	883	75	76		7		(597)	(51)	362	31
Class R-6	17,029	1,480	680		59		(8,930)	(770)	8,779	769
Total net increase (decrease)	$1,613,689	138,067	$84,890		7,304		$(685,719)	(59,810)	$1,012,860	85,561

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

10. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $1,351,436,000 and $1,501,811,000, respectively, during the year ended May 31, 2022.

American Funds Corporate Bond Fund	33

Financial highlights

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before waivers/ reimburse- ments[4]		Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]		Ratio of net income to average net assets[3]
Class A:
5/31/2022	$11.17	$.19	$(1.34)	$(1.15)	$(.19)	$—	$(.19)	$9.83	(10.47)%	$862		.82%		.81%		1.72%
5/31/2021	11.52	.17	(.03)	.14	(.17)	(.32)	(.49)	11.17	1.07	1,063		.84		.83		1.48
5/31/2020	10.44	.24	1.20	1.44	(.24)	(.12)	(.36)	11.52	14.10	807		.88		.84		2.20
5/31/2019	10.00	.28	.44	.72	(.28)	—	(.28)	10.44	7.32	501		.95		.94		2.80
5/31/2018	10.33	.24	(.30)	(.06)	(.24)	(.03)	(.27)	10.00	(.64)	407		1.03		.90		2.37
Class C:
5/31/2022	11.17	.11	(1.34)	(1.23)	(.11)	—	(.11)	9.83	(11.10)	37		1.53		1.52		1.00
5/31/2021	11.52	.09	(.03)	.06	(.09)	(.32)	(.41)	11.17	.37	55		1.54		1.52		.78
5/31/2020	10.44	.17	1.20	1.37	(.17)	(.12)	(.29)	11.52	13.30	36		1.58		1.54		1.50
5/31/2019	10.00	.20	.44	.64	(.20)	—	(.20)	10.44	6.53	20		1.70		1.69		2.05
5/31/2018	10.33	.16	(.30)	(.14)	(.16)	(.03)	(.19)	10.00	(1.41)	17		1.81		1.68		1.58
Class T:
5/31/2022	11.17	.22	(1.34)	(1.12)	(.22)	—	(.22)	9.83	(10.22)[5]	—	[6]	.54	[5]	.53	[5]	2.00	[5]
5/31/2021	11.52	.20	(.03)	.17	(.20)	(.32)	(.52)	11.17	1.34 [5]	—	[6]	.57	[5]	.56	[5]	1.76	[5]
5/31/2020	10.44	.27	1.20	1.47	(.27)	(.12)	(.39)	11.52	14.43 [5]	—	[6]	.59	[5]	.55	[5]	2.51	[5]
5/31/2019	10.00	.30	.44	.74	(.30)	—	(.30)	10.44	7.60 [5]	—	[6]	.69	[5]	.68	[5]	3.06	[5]
5/31/2018	10.33	.26	(.30)	(.04)	(.26)	(.03)	(.29)	10.00	(.40)[5]	—	[6]	.83	[5]	.68	[5]	2.56	[5]
Class F-1:
5/31/2022	11.17	.19	(1.34)	(1.15)	(.19)	—	(.19)	9.83	(10.45)	39		.80		.80		1.72
5/31/2021	11.52	.18	(.03)	.15	(.18)	(.32)	(.50)	11.17	1.10	68		.81		.79		1.49
5/31/2020	10.44	.25	1.20	1.45	(.25)	(.12)	(.37)	11.52	14.13	32		.84		.80		2.18
5/31/2019	10.00	.28	.44	.72	(.28)	—	(.28)	10.44	7.30	6		.98		.97		2.77
5/31/2018	10.33	.23	(.30)	(.07)	(.23)	(.03)	(.26)	10.00	(.69)	9		1.05		.94		2.35
Class F-2:
5/31/2022	11.17	.22	(1.34)	(1.12)	(.22)	—	(.22)	9.83	(10.22)	584		.54		.53		2.01
5/31/2021	11.52	.21	(.03)	.18	(.21)	(.32)	(.53)	11.17	1.37	641		.54		.52		1.72
5/31/2020	10.44	.27	1.20	1.47	(.27)	(.12)	(.39)	11.52	14.44	158		.57		.53		2.47
5/31/2019	10.00	.30	.44	.74	(.30)	—	(.30)	10.44	7.60	38		.69		.67		3.07
5/31/2018	10.33	.26	(.30)	(.04)	(.26)	(.03)	(.29)	10.00	(.41)	26		.76		.66		2.64
Class F-3:
5/31/2022	11.17	.23	(1.34)	(1.11)	(.23)	—	(.23)	9.83	(10.11)	121		.42		.42		2.11
5/31/2021	11.52	.22	(.03)	.19	(.22)	(.32)	(.54)	11.17	1.47	139		.45		.43		1.85
5/31/2020	10.44	.29	1.20	1.49	(.29)	(.12)	(.41)	11.52	14.55	41		.48		.44		2.56
5/31/2019	10.00	.31	.44	.75	(.31)	—	(.31)	10.44	7.72	11		.59		.57		3.17
5/31/2018	10.33	.27	(.30)	(.03)	(.27)	(.03)	(.30)	10.00	(.32)	8		.71		.58		2.69
Class 529-A:
5/31/2022	11.17	.19	(1.34)	(1.15)	(.19)	—	(.19)	9.83	(10.47)	56		.82		.81		1.72
5/31/2021	11.52	.17	(.03)	.14	(.17)	(.32)	(.49)	11.17	1.08	66		.83		.81		1.50
5/31/2020	10.44	.24	1.20	1.44	(.24)	(.12)	(.36)	11.52	14.09	53		.88		.84		2.20
5/31/2019	10.00	.28	.44	.72	(.28)	—	(.28)	10.44	7.33	31		.95		.94		2.80
5/31/2018	10.33	.23	(.30)	(.07)	(.23)	(.03)	(.26)	10.00	(.73)	23		1.09		.98		2.32

Refer to the end of the table for footnotes.

34	American Funds Corporate Bond Fund

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before waivers/ reimburse- ments[4]		Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]		Ratio of net income to average net assets[3]
Class 529-C:
5/31/2022	$11.17	$.10	$(1.34)	$(1.24)	$(.10)	$—	$(.10)	$9.83	(11.15)%	$4		1.58%		1.57%		.94%
5/31/2021	11.52	.08	(.03)	.05	(.08)	(.32)	(.40)	11.17	.32	6		1.59		1.58		.77
5/31/2020	10.44	.16	1.20	1.36	(.16)	(.12)	(.28)	11.52	13.24	8		1.64		1.60		1.45
5/31/2019	10.00	.20	.44	.64	(.20)	—	(.20)	10.44	6.47	6		1.75		1.74		2.00
5/31/2018	10.33	.15	(.30)	(.15)	(.15)	(.03)	(.18)	10.00	(1.47)	4		1.86		1.74		1.53
Class 529-E:
5/31/2022	11.17	.17	(1.34)	(1.17)	(.17)	—	(.17)	9.83	(10.64)	2		1.02		1.01		1.51
5/31/2021	11.52	.15	(.03)	.12	(.15)	(.32)	(.47)	11.17	.87	3		1.04		1.02		1.30
5/31/2020	10.44	.22	1.20	1.42	(.22)	(.12)	(.34)	11.52	13.89	2		1.06		1.02		2.00
5/31/2019	10.00	.26	.44	.70	(.26)	—	(.26)	10.44	7.09	1		1.17		1.16		2.58
5/31/2018	10.33	.21	(.30)	(.09)	(.21)	(.03)	(.24)	10.00	(.90)	1		1.29		1.16		2.11
Class 529-T:
5/31/2022	11.17	.21	(1.34)	(1.13)	(.21)	—	(.21)	9.83	(10.26)[5]	—	[6]	.58	[5]	.58	[5]	1.96	[5]
5/31/2021	11.52	.20	(.03)	.17	(.20)	(.32)	(.52)	11.17	1.29 [5]	—	[6]	.62	[5]	.60	[5]	1.73	[5]
5/31/2020	10.44	.27	1.20	1.47	(.27)	(.12)	(.39)	11.52	14.38 [5]	—	[6]	.64	[5]	.61	[5]	2.46	[5]
5/31/2019	10.00	.30	.44	.74	(.30)	—	(.30)	10.44	7.52 [5]	—	[6]	.76	[5]	.75	[5]	3.00	[5]
5/31/2018	10.33	.26	(.30)	(.04)	(.26)	(.03)	(.29)	10.00	(.47)[5]	—	[6]	.89	[5]	.75	[5]	2.49	[5]
Class 529-F-1:
5/31/2022	11.17	.21	(1.34)	(1.13)	(.21)	—	(.21)	9.83	(10.28)[5]	—	[6]	.61	[5]	.60	[5]	1.93	[5]
5/31/2021	11.52	.20	(.03)	.17	(.20)	(.32)	(.52)	11.17	1.30 [5]	—	[6]	.64	[5]	.61	[5]	1.90	[5]
5/31/2020	10.44	.27	1.20	1.47	(.27)	(.12)	(.39)	11.52	14.37	6		.64		.60		2.44
5/31/2019	10.00	.30	.44	.74	(.30)	—	(.30)	10.44	7.54	4		.75		.73		3.02
5/31/2018	10.33	.26	(.30)	(.04)	(.26)	(.03)	(.29)	10.00	(.48)	2		.85		.74		2.57
Class 529-F-2:
5/31/2022	11.17	.22	(1.34)	(1.12)	(.22)	—	(.22)	9.83	(10.21)	9		.53		.52		2.02
5/31/2021[7,8]	11.68	.11	(.19)	(.08)	(.11)	(.32)	(.43)	11.17	(.82)[9]	9		.54	[10]	.53	[10]	1.66	[10]
Class 529-F-3:
5/31/2022	11.17	.22	(1.34)	(1.12)	(.22)	—	(.22)	9.83	(10.17)	—	[6]	.48		.48		2.05
5/31/2021[7,8]	11.68	.11	(.19)	(.08)	(.11)	(.32)	(.43)	11.17	(.79)[9]	—	[6]	.59	[10]	.49	[10]	1.69	[10]
Class R-1:
5/31/2022	11.17	.11	(1.34)	(1.23)	(.11)	—	(.11)	9.83	(11.08)	1		1.50		1.50		1.03
5/31/2021	11.52	.09	(.03)	.06	(.09)	(.32)	(.41)	11.17	.40	1		1.51		1.50		.82
5/31/2020	10.44	.18	1.20	1.38	(.18)	(.12)	(.30)	11.52	13.41	1		1.49		1.45		1.58
5/31/2019	10.00	.21	.44	.65	(.21)	—	(.21)	10.44	6.64	1		1.59		1.57		2.18
5/31/2018	10.33	.18	(.30)	(.12)	(.18)	(.03)	(.21)	10.00	(1.19)[5]	—	[6]	1.59	[5]	1.48	[5]	1.83	[5]

Refer to the end of the table for footnotes.

American Funds Corporate Bond Fund	35

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before waivers/ reimburse- ments[4]		Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]		Ratio of net income to average net assets[3]
Class R-2:
5/31/2022	$11.17	$.11	$(1.34)	$(1.23)	$(.11)	$—	$(.11)	$9.83	(11.08)%	$6		1.50%		1.49%		1.04%
5/31/2021	11.52	.09	(.03)	.06	(.09)	(.32)	(.41)	11.17	.39	7		1.52		1.50		.83
5/31/2020	10.44	.17	1.20	1.37	(.17)	(.12)	(.29)	11.52	13.34	8		1.55		1.51		1.53
5/31/2019	10.00	.21	.44	.65	(.21)	—	(.21)	10.44	6.58	5		1.65		1.63		2.11
5/31/2018	10.33	.17	(.30)	(.13)	(.17)	(.03)	(.20)	10.00	(1.35)	3		1.74		1.61		1.68
Class R-2E:
5/31/2022	11.17	.14	(1.34)	(1.20)	(.14)	—	(.14)	9.83	(10.84)	1		1.23		1.23		1.30
5/31/2021	11.52	.13	(.03)	.10	(.13)	(.32)	(.45)	11.17	.67	2		1.25		1.23		1.08
5/31/2020	10.44	.20	1.20	1.40	(.20)	(.12)	(.32)	11.52	13.67	1		1.26		1.22		1.81
5/31/2019	10.00	.24	.44	.68	(.24)	—	(.24)	10.44	6.90	—	[6]	1.35		1.33		2.45
5/31/2018	10.33	.23	(.30)	(.07)	(.23)	(.03)	(.26)	10.00	(.73)[5]	—	[6]	1.32	[5]	1.22	[5]	2.16	[5]
Class R-3:
5/31/2022	11.17	.16	(1.34)	(1.18)	(.16)	—	(.16)	9.83	(10.69)	11		1.07		1.06		1.47
5/31/2021	11.52	.14	(.03)	.11	(.14)	(.32)	(.46)	11.17	.82	13		1.09		1.07		1.24
5/31/2020	10.44	.22	1.20	1.42	(.22)	(.12)	(.34)	11.52	13.82	10		1.13		1.09		1.96
5/31/2019	10.00	.25	.44	.69	(.25)	—	(.25)	10.44	7.03	7		1.22		1.21		2.54
5/31/2018	10.33	.21	(.30)	(.09)	(.21)	(.03)	(.24)	10.00	(.92)	4		1.28		1.18		2.16
Class R-4:
5/31/2022	11.17	.19	(1.34)	(1.15)	(.19)	—	(.19)	9.83	(10.43)	4		.77		.77		1.75
5/31/2021	11.52	.18	(.03)	.15	(.18)	(.32)	(.50)	11.17	1.12	6		.79		.77		1.52
5/31/2020	10.44	.25	1.20	1.45	(.25)	(.12)	(.37)	11.52	14.16	4		.83		.79		2.27
5/31/2019	10.00	.28	.44	.72	(.28)	—	(.28)	10.44	7.34	3		.93		.92		2.82
5/31/2018	10.33	.24	(.30)	(.06)	(.24)	(.03)	(.27)	10.00	(.66)	2		1.05		.92		2.36
Class R-5E:
5/31/2022	11.17	.21	(1.34)	(1.13)	(.21)	—	(.21)	9.83	(10.25)	3		.57		.56		2.01
5/31/2021	11.52	.20	(.03)	.17	(.20)	(.32)	(.52)	11.17	1.30	1		.62		.60		1.73
5/31/2020	10.44	.27	1.20	1.47	(.27)	(.12)	(.39)	11.52	14.37	1		.64		.59		2.43
5/31/2019	10.00	.30	.44	.74	(.30)	—	(.30)	10.44	7.59	1		.70		.68		3.08
5/31/2018	10.33	.27	(.30)	(.03)	(.27)	(.03)	(.30)	10.00	(.35)	—	[6]	.81		.61		2.66
Class R-5:
5/31/2022	11.17	.22	(1.34)	(1.12)	(.22)	—	(.22)	9.83	(10.17)	1		.49		.48		2.02
5/31/2021	11.52	.21	(.03)	.18	(.21)	(.32)	(.53)	11.17	1.41	2		.51		.49		1.83
5/31/2020	10.44	.28	1.20	1.48	(.28)	(.12)	(.40)	11.52	14.49	1		.53		.49		2.55
5/31/2019	10.00	.31	.44	.75	(.31)	—	(.31)	10.44	7.67	1		.63		.61		3.14
5/31/2018	10.33	.27	(.30)	(.03)	(.27)	(.03)	(.30)	10.00	(.37)	1		.74		.62		2.67
Class R-6:
5/31/2022	11.17	.23	(1.34)	(1.11)	(.23)	—	(.23)	9.83	(10.12)	27		.42		.42		2.13
5/31/2021	11.52	.22	(.03)	.19	(.22)	(.32)	(.54)	11.17	1.47	20		.45		.43		1.89
5/31/2020	10.44	.29	1.20	1.49	(.29)	(.12)	(.41)	11.52	14.55	12		.48		.45		2.62
5/31/2019	10.00	.31	.44	.75	(.31)	—	(.31)	10.44	7.70	7		.60		.58		3.21
5/31/2018	10.33	.27	(.30)	(.03)	(.27)	(.03)	(.30)	10.00	(.36)	1		.76		.62		2.63

Refer to the end of the table for footnotes.

36	American Funds Corporate Bond Fund

Financial highlights (continued)

	Year ended May 31,
	2022	2021	2020	2019	2018
Portfolio turnover rate for all share classes[11]	118%	146%	232%	203%	153%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain waivers/reimbursements from CRMC and/or AFS. During one of the years shown, CRMC waived a portion of investment advisory services fees. In addition, during one of the years shown, AFS waived a portion of transfer agent services fees for Class F-3 shares. In addition, during one of the years shown, CRMC reimbursed a portion of transfer agent services fees for certain share classes. In addition, during some of the years shown, CRMC reimbursed a portion of miscellaneous fees and expenses.
[4]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[5]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[6]	Amount less than $1 million.
[7]	Based on operations for a period that is less than a full year.
[8]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.
[9]	Not annualized.
[10]	Annualized.
[11]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.

Refer to the notes to financial statements.

American Funds Corporate Bond Fund	37

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of American Funds Corporate Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of American Funds Corporate Bond Fund (the “Fund”) as of May 31, 2022, the related statement of operations for the year ended May 31, 2022, the statements of changes in net assets for each of the two years in the period ended May 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2022 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Los Angeles, California
July 12, 2022

We have served as the auditor of one or more investment companies in The Capital Group Companies Investment Company Complex since 1934.

38	American Funds Corporate Bond Fund